                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                           --------------------------

                                    FORM N-1A

                        REGISTRATION STATEMENT UNDER THE
                             SECURITIES ACT OF 1933

                            REGISTRATION NO. 33-7699

                         Post-Effective Amendment No. 25

                                       and

                        REGISTRATION STATEMENT UNDER THE
                         INVESTMENT COMPANY ACT OF 1940

                            REGISTRATION NO. 811-4786

                                Amendment No. 25

                                ARIEL GROWTH FUND
                             200 East Randolph Drive
                                   Suite 2900
                             Chicago, Illinois 60601
                                 (312) 726-0140

                               Agent for Service:
                                   Arthur Don
                              D'Ancona & Pflaum LLC
                               111 E. Wacker Drive
                                   Suite 2800
                          Chicago, Illinois 60601-4205
                                 (312) 602-2048

It is proposed that this filing will become effective:

     ___ Immediately upon filing pursuant to paragraph (b)
     ___ on (date), pursuant to paragraph (b)
     ___ 60 days after filing pursuant to paragraph (a)
     _X_ on January 7, 2002 pursuant to paragraph (a) of Rule 485

                                EXPLANATORY NOTE

This Post-Effective Amendment No. 25 to the Registration Statement contains two prospectuses and a Statement of Additional Information for Ariel Growth Fund that add a new series, Ariel Premier Growth Fund, to the Ariel Funds. The Registration Statement is organized as follows: (a) Prospectus for the Ariel Fund, Ariel Appreciation Fund, Ariel Premier Growth Fund - Investor Class and Ariel Premier Bond Fund - Investor Class; (b) Prospectus for the Ariel Premier Growth Fund - Institutional Class and Ariel Premier Bond Fund - Institutional Class; (c) Statement of Additional Information relating to all series of Ariel Growth Fund; and (d) Part C Information for all series of Ariel Growth Fund. Other than adding the Ariel Premier Growth Fund and combining the two current Statements of Additional Information into a single Statement of Additional Information, there have been no substantive changes to the other series of Ariel Growth Fund included in Post-Effective Amendment No. 24 to the Registration Statement of the Registrant.

  THE INFORMATION IN THIS PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. WE MAY
    NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER
 TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES
                 IN ANY STATE WHERE THE OFFER IS NOT PERMITTED.


                               ARIEL MUTUAL FUNDS
                           PROSPECTUS: JANUARY _, 2002


                                   ARIEL FUND
                             ARIEL APPRECIATION FUND
                   ARIEL PREMIER GROWTH FUND - INVESTOR CLASS
                    ARIEL PREMIER BOND FUND - INVESTOR CLASS

                            [ARIEL MUTUAL FUNDS LOGO]


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THE SHARES OF ARIEL MUTUAL FUNDS. NOR HAS THE SECURITIES AND EXCHANGE COMMISSION DETERMINED WHETHER THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

[ARIEL MUTUAL FUNDS LOGO]

INSIDE


ARIEL STOCK FUNDS OVERVIEW                                                     3

ARIEL FUND AND ARIEL APPRECIATION FUND IN DEPTH                                9

ARIEL PREMIER GROWTH FUND IN DEPTH                                            13

ARIEL STOCK FUNDS FINANCIAL HIGHLIGHTS                                        15

ARIEL PREMIER BOND FUND OVERVIEW                                              17

ARIEL PREMIER BOND FUND IN DEPTH                                              20

ARIEL PREMIER BOND FUND FINANCIAL HIGHLIGHTS                                  23

HOW THE ARIEL MUTUAL FUNDS ARE ORGANIZED                                      24

MANAGING YOUR ARIEL ACCOUNT                                                   29

PRIVACY NOTICE                                                                40

ARIEL STOCK FUNDS OVERVIEW

THE ARIEL FUND, ARIEL APPRECIATION FUND AND ARIEL PREMIER GROWTH FUND ARE NO-LOAD MUTUAL FUNDS THAT SEEK LONG-TERM CAPITAL APPRECIATION.

PRINCIPAL INVESTMENT STRATEGY

ARIEL FUND invests primarily in the stocks of small companies with a MARKET CAPITALIZATION* under $2 billion at the time of investment. The investment adviser of the Ariel Fund, Ariel Capital Management, Inc., invests in a small number of exceptional companies, out of the thousands of small companies, which are believed to have a market price below the worth of the underlying business.

ARIEL APPRECIATION FUND invests primarily in the stocks of medium-sized companies with market capitalizations between $1 billion and $10 billion at the time of investment. The investment adviser of Ariel Appreciation Fund, Ariel Capital Management, Inc., uses a similar value-oriented approach to invest in medium-sized companies.

The Ariel Fund and Ariel Appreciation Fund both look for undervalued companies - companies that are widely misunderstood, ignored or under-followed by Wall Street analysts, institutional investors and the media. This value-oriented approach focuses the Funds' attention on companies that are financially strong and can weather difficult periods. This means looking for capable, dedicated management, strong balance sheets, steady cash flow, a long history of consistent earnings growth, and flexibility to reinvest in the business, make acquisitions, pay down debt, repurchase shares or pay cash dividends. Both Funds have a bias toward consistent and predictable businesses and industries, which include strong brands, franchises with barriers to entry, distinct and dominant market niches and businesses with recurring revenue streams.

ARIEL PREMIER GROWTH FUND invests primarily in the stocks of large companies with market capitalizations greater than $10 billion at the time of investment. The investment sub-adviser for the Ariel Premier Growth Fund, Lincoln Capital Management Company, uses a growth-oriented approach to invest in a small number of large companies which are believed to have exceptional growth prospects. This growth orientation and emphasis on larger companies is different from the strategies of the other two value-oriented Ariel Stock Funds and offers Ariel Mutual Fund investors an additional opportunity to diversify their investments.

Like Ariel Fund and Ariel Appreciation Fund, the Ariel Premier Growth Fund also relies on in-depth research to seek sound companies that share attributes which should result in capital appreciation over time. These attributes include, among other things, solid business models, strong financial statements, experienced management and advantaged competitive positioning in growth sectors of the worldwide economy.

From February [1], 2002 through March [15], 2002, shares of Ariel Premier Growth Fund are available only by subscription. For information on the new Fund's subscription offering, please see page __. This Fund will not begin operations until March 18, 2002.

The essence of the Ariel Stock Funds' strategy is patience and discipline. The Ariel Fund and Ariel Appreciation Fund hold investments for a relatively long period of time - typically three to five years. Although the Ariel Premier Growth Fund is expected to have a somewhat higher turnover, it also will share a relatively long-term focus on future appreciation.

[SIDENOTE]

MARKET CAPITALIZATION, or "market cap," provides a ready gauge of a company's size. It is the total number of the company's outstanding shares multiplied by the current price of its stock. The chart below uses market cap to compare the average size of companies held by the Ariel Stock Funds, as well as companies in the Standard & Poor's 500-stock index.

AVERAGE MARKET CAPITALIZATION AS OF SEPTEMBER 30, 2001

(equally weighted, in billions of dollars)

$120
         Ariel Premier Growth Fund
         $118.0 billion (expected)
$110
$100
         S&P 500-stock Index
         $94.9 billion
$90
$80
/ / / / /
$10
$8
$6       Ariel Appreciation Fund
         $5.72 billion
$4
$2
         Ariel Fund
         $1.62 billion
$0

[END SIDENOTE]

PRINCIPAL INVESTMENT RISKS

Although we make every effort to achieve the Ariel Stock Funds' objective of long-term capital appreciation, we cannot guarantee we will attain that objective. You could lose money on your purchase of shares in any of the Ariel Stock Funds. The table below lists some of the principal risks of investing in the Ariel Stock Funds and the measures we take in attempting to limit those risks:

RISKS                                                        HOW WE TRY TO MANAGE THEM
Stocks in companies held by the Ariel Stock                  Avoid startup ventures and highly cyclical or
Funds fall out of favor.                                     speculative companies. Seek companies with solid
                                                             finances and proven leadership.


Ariel Stock Funds hold relatively few stocks; a              Research stocks exhaustively before purchase;
fluctuation in one stock could significantly                 monitor continuously after purchase; limit
affect the Funds' overall performance.                       the value of a single stock as a percentage of total
                                                             Fund - if its price rises to exceed the limit, sell
                                                             the excess.

The general level of stock prices declines.                  Ariel Fund and Ariel Appreciation Fund buy stocks whose
                                                             prices are low relative to their earnings potential;
                                                             such stocks have done better than the market average in
                                                             past market declines.  Conversely, Ariel Premier Growth
                                                             Fund may be expected to more closely reflect broad
                                                             stock market moves.

WHO SHOULD CONSIDER INVESTING IN THE FUNDS - AND WHO SHOULD NOT

You should consider investing in the Ariel Stock Funds if you are looking for long-term capital appreciation and are willing to accept the associated risks. Although past performance cannot predict future results, stock investments historically have outperformed most bond and money-market investments.

However, this higher return has come at the expense of greater short-term price fluctuations, up and down. Thus, you should not consider investing in the Funds if you anticipate a near-term need - typically within five years - for either the principal or the gains from your investment.

[SIDENOTE]

An investment in any of the Ariel Stock Funds, like any mutual fund, is not a bank deposit. It is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

[END SIDENOTE]

TOTAL RETURNS, AFTER FEES AND EXPENSES

The bar charts and tables to the right can help you evaluate the potential risk and reward of investing in the Ariel Stock Funds by noting changes in the Funds' performance from year to year. They also show how the Funds' average annual total returns for the last one, three, five and ten years, and since inception, compare with those of a broad measure of market performance. Total return measures the change in the price of a mutual fund investment, assuming that all dividend income and capital gain distributions are reinvested.

For any fund, you should evaluate total return in light of the fund's particular investment objectives and policies, as well as general market conditions during the reported time periods. The bar charts for the Ariel Fund and Ariel Appreciation Fund show each Fund's total return for each of the last ten calendar years. The returns include reinvestment of all dividends and distributions.

The tables for the Ariel Fund and Ariel Appreciation Fund compare AVERAGE annual total returns for the Ariel Stock Funds with standard benchmark indices: the S&P 500-STOCK INDEX*, the RUSSELL 2000 INDEX* and the RUSSELL 2000 VALUE INDEX* for the Ariel Fund; the S&P 500-stock Index, the RUSSELL MIDCAP INDEX* and the RUSSELL MIDCAP VALUE INDEX* for the Ariel Appreciation Fund. The indices do not represent the actual returns an investor might experience. Rather, they measure overall market returns. In addition, they do not take into account the costs of buying and selling securities or managing a stock portfolio; these costs are deducted from mutual fund returns.

There are no bar charts or tables for the Ariel Premier Growth Fund because it is a new fund with no history. It will compare average annual total returns against the S&P 500-STOCK INDEX and the RUSSELL 1000 GROWTH INDEX.*

[SIDENOTE]

The S&P 500-STOCK INDEX is a broad market-weighted index dominated by large-sized companies.

The RUSSELL 1000 GROWTH INDEX is a broad market-weighted index dominated by large-sized companies believed to have higher projected growth prospects.

The RUSSELL 2000 INDEX, the RUSSELL 2000 VALUE INDEX, the RUSSELL MIDCAP INDEX and the RUSSELL MIDCAP VALUE INDEX are more relevant indices for the Ariel Fund and the Ariel Appreciation Fund, respectively:

-    The Russell 2000 Index measures the performance of smaller companies.

- The Russell 2000 Value Index measures the performance of small, value-oriented companies with lower price-to-earnings ratios.

- The Russell Midcap Index measures the performance of small and mid-sized companies.

- The Russell Midcap Value Index measures the performance of small and mid-sized, value oriented companies with lower price-to-earnings ratios.

[END SIDENOTE]

ARIEL FUND - ARGFX
INCEPTION: NOVEMBER 6, 1986


TOTAL RETURN

'91      32.72%
'92      11.73%
'93       8.72%
'94      -4.22%
'95      18.52%
'96      23.51%
'97      36.44%
'98       9.89%
'99      -5.76%
'00      28.76%

Best Quarter:   4Q '98    20.10%
Worst Quarter:  3Q '98   -15.61%

Return for the fiscal quarter ended 12/31/00 was 12.34%. The Fund's past performance is not indicative of future performance.

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2000

                                                1 YEAR        3 YEARS       5 YEARS       10 YEARS         SINCE
                                                                                                         INCEPTION
Ariel Fund                                      28.76%        10.07%         17.58%        15.19%          14.59%
Russell 2000 Index                              -3.02%         4.65%         10.31%        15.53%          11.07%
Russell 2000 Value Index                        22.83%         4.22%         12.60%        17.64%          12.48%
S&P 500 Index                                   -9.11%        12.26%         18.33%        17.46%          15.52%

ARIEL APPRECIATION FUND - CAAPX
INCEPTION: DECEMBER 1, 1989

TOTAL RETURN

'91      33.15%
'92      13.24%
'93       7.94%
'94      -8.39%
'95      24.16%
'96      23.72%
'97      37.95%
'98      19.55%
'99      -3.79%
'00      18.82%

Best Quarter:   4Q '98   23.38%
Worst Quarter:  3Q '98  -12.92%

Return for the fiscal quarter ended 12/31/00 was 9.26%. The Fund's past performance is not indicative of future performance.

Average Annual Total Returns as of December 31, 2000

                                                1 YEAR        3 YEARS       5 YEARS       10 YEARS         SINCE
                                                                                                         INCEPTION
Ariel Appreciation Fund                         18.82%        10.97%         18.46%        15.75%          14.00%
Russell Midcap Index                             8.25%        12.11%         16.69%        18.28%          15.26%
Russell Midcap Value Index                      19.18%         7.75%         15.12%        17.88%          14.30%
S&P 500 Index                                   -9.11%        12.26%         18.33%        17.46%          15.54%

ANNUAL OPERATING EXPENSES

The tables below describe the Funds' fees and expenses; if you buy and hold shares in the Ariel Fund, Ariel Appreciation Fund or Ariel Premier Growth Fund, you bear these fees indirectly. ALL ARIEL STOCK FUNDS ARE "NO-LOAD" FUNDS. YOU DO NOT PAY A SALES CHARGE WHEN YOU BUY OR SELL SHARES.

                                       ARIEL FUND            ARIEL APPRECIATION FUND     ARIEL PREMIER GROWTH FUND -
                                  PERCENTAGE OF AVERAGE       PERCENTAGE OF AVERAGE            INVESTOR CLASS
                                  DAILY NET FUND ASSETS       DAILY NET FUND ASSETS      PERCENTAGE OF AVERAGE DAILY
                                                                                               NET FUND ASSETS
Management fees                           0.65%                       0.75%                         0.60%
Distribution (12b-1) fees                 0.25%                       0.25%                         0.25%
Other expenses                            0.34%                       0.31%                       0.30% (1)
Total annual operating                    1.24%                       1.31%                       1.15% (1)
expenses

(1) Other expenses for the new Ariel Premier Growth Fund - Investor Class are based on estimated amounts for the current fiscal year. The Adviser has agreed to limit the total annual operating expenses for the Ariel Premier Growth Fund - Investor Class at 1.15% until September 30, 2004. The Adviser may or may not extend this cap after that date. However, total annual operating expenses are contractually limited under the Management Agreement at 1.25%.

COST COMPARISON EXAMPLES

The examples below illustrate the expenses you would incur on a $10,000 investment in the Ariel Fund, Ariel Appreciation Fund or Ariel Premier Growth Fund based on each Fund's current level of expenses. The examples assume that each Fund earned an annual return of 5% over the periods shown and that you redeem your shares at the end of each time period.

                                              1 YEAR             3 YEARS             5 YEARS            10 YEARS
Ariel Fund                                     $126               $393                 $681              $1,500
Ariel Appreciation Fund                        $133               $415                 $718              $1,579
Ariel Premier Growth Fund                      $117               $365                 N/A                 N/A

These examples are hypothetical and are included for the purpose of comparing the Funds' expenses with other mutual funds. They do not represent estimates of future expenses or returns, either of which may be greater or less than the amounts shown.

[SIDENOTE]

- MANAGEMENT FEES cover the costs of managing the fund's investments and the costs of administration and accounting.

- 12b-1 FEES pay for promotion and distribution of fund shares and services provided to shareholders. Because these fees are paid from fund assets on an ongoing basis, these fees will increase the cost of your investment and may cost you more than other types of sales charges.

- OTHER EXPENSES include the costs of the custodian and transfer agent, accountants, attorneys and trustees.

[END SIDENOTE]

ARIEL FUND AND ARIEL APPRECIATION FUND IN DEPTH

INVESTMENT OBJECTIVE

The Ariel Fund and Ariel Appreciation Fund pursue a common objective: long-term capital appreciation - the Ariel Fund primarily through investments in small company stocks, the Ariel Appreciation Fund primarily through investments in medium-sized company stocks. The Ariel Fund and Ariel Appreciation Fund invest for appreciation, not income. They both seek stocks whose underlying value should increase over time. Any dividend and interest income these Funds earn is incidental to their fundamental objective. Ariel Capital Management, Inc., the Funds' Investment Adviser, cannot guarantee either Fund will achieve capital appreciation in every circumstance, but we are dedicated to that objective. We believe long-term capital appreciation:

- results from investments in UNDERVALUED* stocks - those that other investors have overlooked or ignored.

- results from investing in companies with long histories of consistent earnings in both good and bad economic times.

- is more likely to be found in consistent, predictable businesses that often sell everyday goods or services and enjoy a high level of repeat sales.

- occurs when companies dominate their markets. These companies' products have gained such strong brand recognition that in many cases their names are synonymous with the products themselves.

- is the product of a committed and experienced management team, which efficiently operates its business and delivers solid value to its customers.

[SIDENOTE]

* Institutional investors consider a stock UNDERVALUED when it trades at a price below what they think the business is worth. The concept is relative. Investors might judge a stock undervalued on the basis of price-to-earnings ratio: they pay less for a dollar of corporate earnings when they buy a particular stock than they would if they bought another stock. Or they might judge a stock undervalued on the basis of the ratio of the value of its assets to the value of its market capitalization: they pay less for a dollar of assets by buying one stock than they would if they bought another stock.

[END SIDENOTE]

INVESTMENT STRATEGY AND APPROACH

OUR APPROACH TO INVESTING

We believe successful long-term investing results from disciplined research. Since 1983, we have pursued an investment agenda that emphasizes small and medium-sized companies whose share prices are undervalued.

SMALL AND MEDIUM-SIZED COMPANIES

The concept of undervalued companies whose long-term growth prospects have gone largely unappreciated by the market implies an information gap. In other words, institutional investors may not have recognized the companies' inherent strengths or they may have over-looked them altogether. Because Wall Street follows large corporations closely, such companies rarely encounter these misperceptions. If a large company's share price seems low, its stock has probably fallen for a well-documented reason. Conversely, if a large company's growth prospects are strong, its stock price usually rises in anticipation of growth. As small and medium-sized companies are less widely followed than their larger counterparts, we strive to uncover the opportunities often inherent in small and mid-cap stocks ahead of the rest of the market.

CONSISTENT INDUSTRIES

Our disciplined research process favors tried-and-true businesses with predictable revenues versus trendy "concept stocks." We avoid areas characterized by rapid obsolescence, as well as industries vulnerable to new competition. We prefer established businesses with mature markets (I.E., the quiet, unnoticed businesses that produce the goods and services of everyday life). We also seek companies with long track records built over several business cycles, as well as those that experience steady earnings as opposed to cyclical peaks and valleys.

THE RESPONSIBILITY FACTOR

We believe ethical business practices make good investment sense. In the long run, a company that adopts environmentally sound policies will face less government intrusion. A company that fosters community involvement among its employees will inspire community support. Additionally, we believe that a company that cultivates diversity is more likely to attract and recruit the best talent and broaden its markets in profitable new directions. For these reasons, we avoid corporations whose primary business involves the sale or production of tobacco products, weapons systems, nuclear energy, or the equipment to produce nuclear energy. We feel these industries are more likely to face shrinking growth prospects, draining litigation costs and legal liability that cannot be quantified.

INVESTMENT PROCESS: A FOCUS ON RESEARCH

UNCOVERING VALUE

Our proprietary research process begins with the usual Wall Street sources - financial analysts' reports, the standard computer databases and company press releases. Digging deeper, we review more than 150 newspapers, trade periodicals and technical journals. In this way, we believe we can uncover outstanding opportunities that others may have missed. We apply the same intensive research once we have identified a candidate for investment. We comb through the company's financial history and analyze its prospects. We develop independent long-range financial projections and detail the risks.

We verify our findings first-hand by conducting on-site visits and meeting with the company's suppliers and customers. We also talk to its competitors and former employees. More specifically, we measure the shelf space a consumer products manufacturer commands in the supermarket; tally the number of lines in a newspaper's ad and count the cars in a retailer's parking lot on a Saturday morning. Or, we sample a restaurant chain's menu at locations around the country to ensure quality and consistency.

We also spend as much time and effort independently assessing key executives as we do the companies for which they work. We believe the character and quality of a company's management weighs at least as heavily as any other factor in determining its success, especially in the smaller companies in which we invest. The skill of the management team will help the company overcome unforeseen obstacles. In addition, the team's contacts and experience will alert the company to emerging opportunities.

In 2000, the Securities & Exchange Commission adopted Regulation Fair Disclosure (Reg. FD) requiring public companies to simultaneously disseminate any and all material information in one broad statement to the investment community as well as the general public. This regulation seeks to eliminate selective disclosure and create an environment of truly independent research. In our case, by focusing on small and mid-sized companies since 1983, we have been able to build and maintain an extensive cross section of impartial sources. As such, we are confident that we will continue to add depth to our research process and thereby further distinguish our investigative efforts.

A LONG-TERM VIEW

When we have completed our research process, we "own" the companies in which we invest, we don't merely trade their stock. We believe the market will ultimately reward these companies, and we give them the time such recognition requires, typically five years and sometimes even longer. This long-term approach means that the Ariel Fund and Ariel Appreciation Fund typically have low rates of TURNOVER.*

Each time a fund turns over a holding (I.E., sells one stock to buy another), it incurs transaction charges that negatively impact investment returns - the higher the turnover rate, the more negative the impact. High turnover rates can reduce investment performance while low turnover rates can enhance it. As with the Ariel Fund and Ariel Appreciation Fund, a low rate of turnover can offer yet another advantage because it may defer a fund's taxable capital gains.

[SIDENOTE]

*TURNOVER is an indication of how long a fund typically holds the stocks it purchases. A turnover rate of 100% implies that a fund changes its entire investment portfolio every year. As a product of our long-term investment strategy, turnover rates for the Ariel Fund and Ariel Appreciation Fund have been historically low (I.E., less than 50%).

[END SIDENOTE]

PRINCIPAL INVESTMENTS

We are demanding and selective investors. Each company we choose for our portfolio must meet ALL of our criteria:

- a competitive stock price relative to its peers, as well as historic market valuations

-    seasoned management

-    a solid balance sheet and sound finances

-    a dominant market niche

Only a few such companies exist at any one time. From a database of more than 9,200 publicly traded companies, only some 375 qualify for closer analysis and 100 for intense analysis. From this group, only six or seven new stocks usually make their way into the Ariel Fund and Ariel Appreciation Fund each year. The portfolio manager of each of the Funds is ultimately responsible for selecting the extraordinary stocks in each Fund.

A portfolio consisting exclusively of stocks in these companies is highly select: the Ariel Fund generally contains no more than 35 stocks and the Ariel Appreciation Fund no more than 45.

ARIEL PREMIER GROWTH FUND IN DEPTH

INVESTMENT OBJECTIVE

The Ariel Premier Growth Fund, like the Ariel Fund and Ariel Appreciation Fund, pursues the common objective of long-term capital appreciation. However, the Premier Growth Fund seeks this objective through investments in large company stocks. The Ariel Premier Growth Fund invests for appreciation, not income. It seeks to invest in larger growth companies with good records and future prospects. Any dividend and interest income the Fund earns is incidental to its fundamental objective. Ariel Capital Management, Inc., the Fund's Investment Adviser, and Lincoln Capital Management, the Fund's INVESTMENT SUB-ADVISER*, cannot guarantee that the Fund will achieve capital appreciation in every circumstance, but both investment advisers are dedicated to that objective. The Investment Sub-Adviser believes long-term capital appreciation:

- results from owning companies whose earnings and cash flow grow faster than expected.

- results from investing in high quality companies with solid business models, strong financial statements, experienced management and advantaged competitive positioning in growth sectors of the worldwide economy.

- results from staying true to investment style; rather than attempting to time markets or rotate stocks, the Sub-Adviser seeks superior long-term returns through fundamental insights regarding individual stocks.

[SIDENOTE]

*The Ariel Premier Growth Fund's Investment Adviser, Ariel Capital Management, Inc., has appointed Lincoln Capital Management Company to act as INVESTMENT SUB-ADVISER. Thus, Lincoln Capital makes the Ariel Premier Growth Fund's day-to-day investment decisions, while Ariel Capital Management handles the Fund's administration.

[END SIDENOTE]

INVESTMENT STRATEGY AND APPROACH

The Sub-Adviser believes that successful long-term investing results from disciplined research, experienced judgment and effective portfolio construction. Valuation plays an important role in providing a consistent and disciplined basis for comparisons among stocks. The primary measures employed by the Sub-Adviser in evaluating companies are cashflow growth and the amount of capital necessary to fuel future cashflow growth (measured by return on incremental invested capital). The Sub-Adviser's team compares the relative attractiveness of stocks within growth sectors.

LARGE COMPANIES

The Ariel Premier Growth Fund will generally focus on large companies with market capitalizations greater than $10 billion believed to have above-average potential for growth in revenue and earnings. Reflecting the market's high expectations for superior growth, such stocks typically have low dividend yields and above-average prices in relation to such measures as revenue, earnings and book value.

Lincoln Capital Management believes that even large, well-followed stocks can be mispriced. The Lincoln Capital Management team works to exploit these opportunities by identifying investment catalysts in the stocks currently held in the portfolio and adjusting the size of these holdings as the markets recognize or miss fundamental changes within these companies. Industry experts on the Lincoln Capital Management team provide the experience and insight necessary to make these judgments.

A TEAM FOCUS ON RESEARCH

Lincoln Capital Management employs a team approach, currently comprised of eleven analysts and portfolio managers, in constructing a portfolio of superior growth stocks. Proprietary research at the Sub-Adviser is the sum of experienced researchers who spend virtually all of their time analyzing companies and industries. The analysts are specialists, each having covered their area for a number of years. They combine traditional sources (Wall Street, databases, company reports, trade and technical journals) with non-traditional sources (contacts at suppliers, customers, competitors, innovative field work), all designed to form a basis for a future forecast of cashflow generation. Important in that assessment is a thorough understanding of the products, services and markets involved. The team members make judgments about the durability of a company's strategic plan, the quality of their management and the strength of their financial foundation. In addition to a focus on future cash flow generation, the Sub-Adviser's team also reviews a company's CAPITAL PRODUCTIVITY*.

[SIDENOTE]

* CAPITAL PRODUCTIVITY is the cash generated from the capital invested in a business, including working capital, acquisitions and capital expenditures.

[END SIDENOTE]

A LONG-TERM VIEW

The Ariel Premier Growth Fund's objective is long-term capital appreciation and outperformance of comparable growth managers and relevant growth indices over time. This investment approach is designed to outperform the Russell 1000 Growth Index, although there can be no assurance that this approach will be successful. The Russell 1000 Growth Index is a widely recognized unmanaged index that measures the overall stock performance of the approximately 550 companies it tracks. These are companies in the size range that the Premier Growth Fund emphasizes. Lincoln Capital Management's team typically performs in-depth research on more than 200 of the larger growth companies, representing a majority of the weighted market capitalization of the Russell 1000 Growth Index.

The team of analysts and portfolio managers together construct the Fund's portfolio, concentrated in approximately 60 stocks. The Ariel Premier Growth Fund is constructed one stock at a time. Stocks are purchased with the intention of long-term appreciation. In fact, some are expected to be held for many years. Analysts are responsible for identifying and advocating the best investments within their areas of expertise. The investment team is responsible for the portfolio construction tasks of managing risk, deciding which sectors to weight more heavily and when to exit the stocks of companies.

Stocks are sold when relative price targets are exceeded or when unexpected adverse fundamental changes occur. For example, a negative surprise in a company's quarterly earnings may trigger a review by the team because such a surprise could predict a decline in future cash flow. Due to volatility in portions of the growth stock universe, such as technology industries, some of the Fund's positions may have shorter holding periods.

Overall, Ariel Premier Growth Fund is expected to have a longer-term investment perspective with moderate turnover, approximately 75-100% annually. Although this expected turnover is higher than the Ariel Fund and Ariel Appreciation Fund turnover rates, the Ariel Premier Growth Fund turnover is expected to be lower than most other large capitalization growth funds. See page __ for a discussion of turnover.

UNDERSTANDING GENERAL MARKET RISK

The Ariel Premier Growth Fund is designed to remain true to the large capitalization growth investing style. The overall risk and return should reflect those of appropriate large growth indices, such as the Russell 1000 Growth Index. The Sub-Adviser uses several tools to understand risk exposures and aid portfolio construction. These tools, which seek to minimize unintended exposures and focus stock specific selections, include measures of volatility, correlations of stocks and sectors, measurement of macro-economic exposures and a forward look at absolute valuations by sector. These tools help manage sector exposures and keep the portfolio emphasis on picking good stocks, but cannot eliminate stock market volatility. The Ariel Premier Growth Fund should be expected to more closely reflect the ups and downs of the general stock market than the Ariel Fund or Ariel Appreciation Fund.

THE ARIEL PREMIER GROWTH FUND CURRENTLY OFFERS TWO CLASSES OF SHARES, THE INVESTOR CLASS AND THE INSTITUTIONAL CLASS. THE INSTITUTIONAL CLASS IS PRIMARILY OFFERED TO INSTITUTIONAL INVESTORS THROUGH A SEPARATE PROSPECTUS.

ARIEL STOCK FUNDS FINANCIAL HIGHLIGHTS

The tables on the following two pages provide the Ariel Fund and Ariel Appreciation Fund's financial performance for the past five fiscal years. There is no financial performance presented for the Ariel Premier Growth Fund because it is a new fund. The information reflects financial results for a single share of either the Ariel Fund or the Ariel Appreciation Fund. The total returns represent the rates of return that an investor would have earned, assuming all dividends and distributions were reinvested in additional shares. Ernst & Young LLP, the Funds' Independent Auditor, has audited this information. The Funds' financial statements are included in the Funds' Annual Report, which is available free of charge upon request.

ARIEL FUND
ARGFX (Cusip #: 040337107)

YEAR ENDED SEPTEMBER 30

                                            SIX MONTHS
                                         ENDED MARCH 31,
                                         2001 (UNAUDITED)     2000      1999 (3)      1998        1997        1996
Net asset value, beginning of year            $35.66         $37.99      $36.49      $41.49      $30.58      $30.78
Income from investment operations:
  Net investment income                        0.10           0.21        0.10        0.13        0.07        0.18
  Net realized and unrealized gains
  (losses) on investments                      4.48           3.58        5.20       (1.41)      12.62        4.24
                                               ----           ----        ----       ------      -----        ----
  Total from investment operations             4.58           3.79        5.30       (1.28)      12.69        4.42
Distributions to shareholders:
  Dividends from net investment
  income                                      (0.25)         (0.08)      (0.08)      (0.14)        --        (0.44)
  Distributions from capital gains            (5.75)         (6.04)      (3.72)      (3.58)      (1.78)      (4.18)
                                              ------         ------      ------      ------      ------      ------
  Total distributions                         (6.00)         (6.12)      (3.80)      (3.72)      (1.78)      (4.62)
                                              ------         ------      ------      ------      ------      ------
  Net asset value, end of period              $34.24         $35.66      $37.99      $36.49      $41.49      $30.58
                                              ======         ======      ======      ======      ======      ======
  Total return                              14.44% (1)       13.63%      14.18%     (3.83)%      43.25%      16.28%
Supplemental data and ratios:
  Net assets, end of year, in
  thousands                                  $321,911       $227,561    $215,145    $162,279    $164,065    $109,770
  Ratio of expenses to average net
  assets                                    1.18% (2)        1.24%       1.25%       1.21%       1.25%       1.31%
  Ratio of net investment income to
  average net assets                        0.79% (2)        0.65%       0.27%       0.30%       0.23%       0.57%
  Portfolio turnover rate                      18%            48%         38%         22%         20%         17%

(1) Total return for six-month figure is not annualized.
(2) Annualized.
(3) Prior to February 1, 1999, the Ariel Fund was known as the Ariel Growth
Fund.

ARIEL APPRECIATION FUND
CAAPX (Cusip #: 040337206)

YEAR ENDED SEPTEMBER 30

                                           SIX MONTHS
                                           ENDED MARCH
                                            31, 2001         2000        1999        1998        1997        1996
                                           (UNAUDITED)
Net asset value, beginning of year           $33.68         $33.84      $31.80      $33.70      $24.99      $22.76
Income from investment operations:
  Net investment income                       0.08           0.08        0.04        0.09        0.02        0.13
  Net realized and unrealized gains
  (losses) on investments                     3.44           2.95        5.50        1.14       10.13        4.07
                                              ----           ----        ----        ----       -----        ----
  Total from investment operations            3.52           3.03        5.54        1.23       10.15        4.20
Distributions to shareholders:
  Dividends from net investment
  income                                     (0.12)         (0.04)      (0.04)      (0.07)      (0.07)      (0.20)
  Distributions from capital gains           (3.95)         (3.15)      (3.46)      (3.06)      (1.37)      (1.77)
                                             ------         ------      ------      ------      ------      ------
  Total distributions                        (4.07)         (3.19)      (3.50)      (3.13)      (1.44)      (1.97)
                                             ------         ------      ------      ------      ------      ------
  Net asset value, end of year               $33.13         $33.68      $33.84      $31.80      $33.70      $24.99
                                             ======         ======      ======      ======      ======      ======
  Total return                             11.28% (1)       10.35%      16.99%      3.40%       42.33%      19.60%
Supplemental data and ratios:
  Net assets, end of year, in
  thousands                                 $390,456       $307,117    $352,841    $213,812    $186,478    $135,627
  Ratio of expenses to average net
  assets                                    1.27% (2)       1.31%       1.26%       1.26%       1.33%      1.36% (3)
  Ratio of net investment income to
  average net assets                        0.53% (2)       0.25%       0.13%       0.25%       0.07%      0.50% (3)
  Portfolio turnover rate                      16%           31%         24%         20%         19%          26%

(1) Total return for six-month period is not annualized.
(2) Annualized.
(3) Net of reimbursements. Without the fee waiver, the ratio of expenses to average net assets would have been 1.40% and the ratio of net investment income to average net assets 0.46%.

ARIEL PREMIER BOND FUND OVERVIEW

THE ARIEL PREMIER BOND FUND SEEKS TO MAXIMIZE TOTAL RETURN THROUGH A COMBINATION OF INCOME AND CAPITAL APPRECIATION.

PRINCIPAL INVESTMENT STRATEGY

The Ariel Premier Bond Fund invests at least 80% of its assets in high quality fixed-income securities for which a ready market exists. If the securities are private-sector issues - corporate bonds, commercial paper or bonds secured by assets such as home mortgages - generally, they must have earned an "A" rating or better from a nationally recognized statistical rating organization, such as Moody's Investors Service or Standard & Poor's. We also consider all bonds issued by the U.S. government and its agencies to be high quality.

PRINCIPAL INVESTMENT RISKS

Although the Ariel Premier Bond Fund's Investment Sub-Adviser, Lincoln Capital Management Company, makes every effort to achieve the Fund's objective of maximizing TOTAL RETURN* on its investments, there can be no guarantee the Fund will attain its objective. You could lose money on your purchase of shares in the Ariel Premier Bond Fund. The table on the opposite page lists some of the principal risks of investing in the Ariel Premier Bond Fund, as well as the measures Lincoln Capital takes in attempting to limit those risks.

THE ARIEL PREMIER BOND FUND CURRENTLY OFFERS TWO CLASSES OF SHARES, THE INVESTOR CLASS AND THE INSTITUTIONAL CLASS. THE INSTITUTIONAL CLASS IS PRIMARILY OFFERED TO INSTITUTIONAL INVESTORS THROUGH A SEPARATE PROSPECTUS.

[SIDENOTE]

* A bond's TOTAL RETURN reflects two components: first, the interest income it generates in a given period; and second, the change in the bond's value during the period. An increase in the value of the bond adds to total return, a decrease reduces total return. The calculations assume the reinvestment of all dividends and distributions.

[END SIDENOTE]

RISKS                                                        HOW WE TRY TO MANAGE THEM
Issuers of bonds held by the Fund cannot make                On average, only holds bonds with high credit
timely payments of either interest or principal              ratings, A or better.
when they are due.

Highly rated bonds are downgraded because of                 Conducts independent evaluation of the
the issuer's financial problems.                             creditworthiness of the bonds and their issuers.

Bond prices decline because of an increase in                Actively manages average duration in
interest rates.                                              anticipation of interest rate changes.

WHO SHOULD CONSIDER INVESTING IN THE FUND - AND WHO SHOULD NOT

You should consider investing in the Ariel Premier Bond Fund if you are seeking current income and capital appreciation. You should be willing to accept short-term price fluctuations, which will occur from time to time. Traditionally, these fluctuations have been less than those associated with stocks.

You should not consider investing in the Ariel Premier Bond Fund if you cannot tolerate moderate short-term declines in share value or if you are seeking the higher returns historically achieved by stocks.

TOTAL RETURNS, AFTER FEES AND EXPENSES

The bar chart and table on the opposite page can help you evaluate the potential risk and reward of investing in the Ariel Premier Bond Fund. The bar chart shows the Fund's total return for each full calendar year after inception on February 1, 1997. The table compares the Fund's average annual total return with the return of a relevant benchmark, the LEHMAN BROTHERS AGGREGATE BOND INDEX.*

Total return measures the change in price of a mutual fund investment, assuming that all dividends, income and capital gain distributions are reinvested. For any fund, you should evaluate total return in light of the fund's particular investment objectives and policies, as well as general market conditions during the reported time period.

As is the case with indices, the Lehman Brothers Aggregate Bond Index does not represent the actual returns an investor might experience. Rather, it measures the bond market's total return (I.E., the interest income it earns, plus or minus the price change in a given period). It does not take into account the costs of buying and selling securities or the fees related to managing a portfolio.

[SIDENOTE]

*The LEHMAN BROTHERS AGGREGATE BOND INDEX is one of the most widely accepted benchmarks of bond market total return. It includes more than 6,000 taxable government, investment-grade corporate and mortgage-backed securities.

[END SIDENOTE]

ARIEL PREMIER BOND FUND-INVESTOR CLASS
INCEPTION: FEBRUARY 1, 1997

[BAR CHART]

Total Return
'00   9.75%
'99  -0.97%
'98   7.23%

Best Quarter:     4Q '00    3.80%
Worst Quarter:    2Q '99   -1.12%

Return for the fiscal quarter ended 12/31/00 was 3.80%.
The Fund's past performance is not indicative of future performance.

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2000

                                                            1 YEAR           3 YEARS            SINCE INCEPTION
Ariel Premier Bond Fund - Investor Class                     9.75%            5.23%                  6.15%
Lehman Brothers Aggregate Bond Index                        11.63%            6.36%                  7.25%

ANNUAL OPERATING EXPENSES

The table below shows the Fund's fees and expenses; if you buy and hold shares in the Ariel Premier Bond Fund, you bear these fees indirectly.

                                                                   PERCENTAGE OF AVERAGE DAILY NET FUND ASSETS
Management fees                                                                       0.60%
Distribution (12b-1) fees                                                             0.25%
Other expenses                                                                          -
--------------------------------------------------------------------------------------------------------------
Total annual operating expenses                                                       0.85%

Ariel Capital Management paid the Ariel Premier Bond Fund's other expenses.

COST COMPARISON EXAMPLE

The examples below illustrate the expenses you would incur on a $10,000 investment in the Ariel Premier Bond Fund based on the Fund's current level of expenses. The example assumes that the Fund earned an annual return of 5% over the periods shown and that you redeemed your shares at the end of each time period.

                                                          1 YEAR          3 YEARS         5 YEARS         10 YEARS
Ariel Premier Bond Fund                                    $87             $271            $471            $1,049

The example is hypothetical and is presented for the purpose of comparing the Fund's expense ratio with other mutual funds. It does not represent estimates of future expenses or returns, either of which may be greater or less than the amounts depicted.

ARIEL PREMIER BOND FUND IN DEPTH

INVESTMENT OBJECTIVE

The Ariel Premier Bond Fund seeks to maximize total return through a combination of interest income and capital appreciation.

INVESTMENT STRATEGY

Ariel Premier Bond Fund's INVESTMENT SUB-ADVISER,* Lincoln Capital Management Company, considers three principal factors in managing the Fund's investments:

-    the current level of and expected changes in interest rates

-    the relative attractiveness of the different sectors of the bond market:
     U.S. Treasury bonds or bonds issued by government agencies (E.G., the Student Loan Marketing Association and the Federal Farm Credit System); mortgage-backed bonds; asset-backed bonds; corporate bonds and commercial paper

-    individual issue selection criteria

THE FUND'S INTEREST RATE STRATEGY

Lincoln Capital seeks to protect the value of the Fund's bonds from interest rate increases - and capture the gain in value when interest rates fall - by managing the Fund's average duration against that of the overall U.S. bond market.

[SIDENOTE]

*The Ariel Premier Bond Fund's Investment Adviser, Ariel Capital Management, Inc., has appointed Lincoln Capital Management Company to act as INVESTMENT SUB-ADVISER. Thus, Lincoln Capital makes the Ariel Premier Bond Fund's day-to-day investment decisions, while Ariel Capital Management handles the Fund's administration.

[END SIDENOTE]

The DURATION* of all the bonds in the Lehman Brothers Aggregate Bond Index usually averages about five years. The FUND'S DURATION* will normally vary up to one year from the average. The duration will be shorter than the market average if Lincoln Capital's analysis indicates that interest rates will rise and bond prices will fall; it will be longer if the analysis indicates the opposite trend
- that rates will fall and prices will rise. The Fund may deviate up to two years from the bond market's average duration, although Lincoln Capital does not anticipate extending that far except in the most extreme circumstances.

Lincoln Capital balances a combination of three key factors in its analysis of the future course of interest rates:

FACTOR                                   INTEREST RATES TO RISE/BOND PRICES     INTEREST RATES TO FALL/BOND PRICES
                                         TO FALL                                TO RISE
Pace of economic activity                Growing economy                        Slowing economy

U.S. monetary policy                     Federal Reserve raises interest rates  Federal Reserve lowers interest rates

Public's expectations for inflation      Rising inflation rate                  Stable or slowing inflation rate

[SIDENOTE]

* DURATION measures the sensitivity of bond prices to changes in prevailing interest rates. The longer the duration of a bond, the longer it will take to repay the principal and interest obligations and the more sensitive it is to changes in prevailing interest rates.

* The FUND'S DURATION figure represents a weighted average. Every bond the Fund owns will not necessarily have the same duration to achieve a given duration target. However, the weighted average of all the bonds in the Fund equals the duration target. That means shortening or lengthening the Fund's duration will only require the purchase or sale of a relatively small amount of bonds.

[END SIDENOTE]

SECTOR SELECTION

The difference in interest paid on bonds in various sectors remains fairly constant. For example, when interest rates on Treasury bonds rise, rates on corporate bonds will generally rise by a similar amount. But, depending on outside economic influences, investor sentiment and the law of supply and demand, a sector may deviate from the norm. This deviation may offer an opportunity for the Fund to earn more than usual for bonds at a given level of risk. As Lincoln Capital monitors the bond market, it compares the differences in sector interest rates with historical levels in an effort to profit from deviations.

INDIVIDUAL ISSUE SELECTION

When making investment decisions, Lincoln Capital examines the unique characteristics of each security. These include credit quality, maturity, issue structure and mortgage prepayment risks. Lincoln Capital seeks to assure that the Fund receives adequate compensation for the risk it is assuming and, if possible, seeks bonds that pay more than the prevailing rate of interest for the risks they involve.

PRINCIPAL INVESTMENTS

The Fund may invest freely in U.S. Treasury bonds and bonds guaranteed by an agency of the Federal government. In addition, the Fund may invest in investment-grade corporate bonds and corporate paper, and mortgage and other asset-backed bonds. All of these securities must be investment-grade, with at least 80% of them ranking in the three highest GRADES* assigned by Standard & Poor's and Moody's.

[SIDENOTE]

*Standard & Poor's rates investment-grade bonds BBB or higher and Moody's rates them Baa or higher. S&P'S three highest GRADES are AAA, AA AND A, and Moody's are Aaa, Aa and A.

[END SIDENOTE]

ARIEL PREMIER BOND FUND - INVESTOR CLASS FINANCIAL HIGHLIGHTS

The table on the opposite page provides the Ariel Premier Bond Fund's performance for the past three fiscal years. The information reflects financial results for a single share. The total returns in the table represent the rate of return that an investor would have earned on an investment in the Fund. The returns assume all income and distributions earned were reinvested in the Fund. Ernst & Young LLP, the Fund's Independent Auditor, has audited this information. The Fund's financial statements are included in its Annual Report, which is available free of charge upon request.

ARIEL PREMIER BOND FUND-INVESTOR CLASS
(Cusip #: 040337503)

YEAR ENDED SEPTEMBER 30

                                         SIX MONTHS ENDED
                                          MARCH 31, 2001                                          FEBRUARY 1 (a) TO
                                            (UNAUDITED)        2000        1999        1998      SEPTEMBER 30, 1997
Net asset value, beginning of period           $9.87          $9.91       $10.63      $10.29           $10.10
Income from investment operations:
  Net investment income                        0.28            0.56        0.53        0.57             0.37
  Net realized and unrealized gains
  (losses) on investments                      0.34           (0.04)      (0.60)       0.41             0.19
                                               ----           ------      ------       ----             ----
  Total from investment operations             0.62            0.52       (0.07)       0.98             0.56
Distributions to shareholders:
  Dividends from net investment
  income                                      (0.28)          (0.56)      (0.53)      (0.57)           (0.37)
  Distributions from capital gains              --              -         (0.12)      (0.07)              -
                                                --              -         ------      ------              -
  Total distributions                         (0.28)          (0.56)      (0.65)      (0.64)           (0.37)
                                              ------          ------      ------      ------           ------
  Net asset value, end of period              $10.21          $9.87       $9.91       $10.63           $10.29
                                              ======          =====       =====       ======           ======
  Total return                               6.33% (b)        5.43%      (0.65)%      9.34%           5.73% (b)
Supplemental data and ratios:
  Net assets, end of year, in
  thousands                                   $5,155          $2,841      $2,624      $1,779            $401
  Ratio of expenses to average net
  assets                                     0.86% (c)        0.85%       0.85%       0.85%           0.85% (c)
  Ratio of net investment income to
  average net assets                         5.55% (c)        5.70%       5.17%       5.46%           5.60% (c)
  Portfolio turnover rate                      214%            492%        396%        60%              218%

(a) Commencement of operations.
(b) Total return is not annualized.
(c) Annualized.

HOW THE ARIEL MUTUAL FUNDS ARE ORGANIZED

BOARD OF TRUSTEES

The Ariel Mutual Funds operate under the supervision of a Board of Trustees responsible to the shareholders of each Fund. The Trustees are:

BERT N. MITCHELL, CPA
Chairman, Mitchell & Titus, LLP

HEADS NATION'S LARGEST MINORITY-OWNED ACCOUNTING FIRM; HOLDS B.B.A., M.B.A. AND HONORARY DOCTORATE FROM THE BARUCH SCHOOL OF BUSINESS OF THE CITY UNIVERSITY OF NEW YORK; SERVES ON THE BOARD OF BJ'S WHOLESALE CLUB, INC.; ACTIVE IN COMMUNITY AFFAIRS AND PHILANTHROPY.

MARIO L. BAEZA, ESQ.
Chairman and Chief Executive Officer
TWC/Latin America Partners, L.L.C.

REGARDED AS AN EXPERT ON LATIN AMERICAN PRIVATE EQUITY INVESTMENT, BUSINESS AND LEGAL ISSUES; HOLDS B.A. FROM CORNELL UNIVERSITY, J.D. FROM HARVARD LAW SCHOOL.

JAMES W. COMPTON
President and Chief Executive Officer
Chicago Urban League

HEADS CHICAGO URBAN LEAGUE, WHICH AS WORKED TO ELIMINATE RACIAL DISCRIMINATION SINCE 1916; HOLDS B.A. FROM MOREHOUSE COLLEGE; SERVES ON THE BOARDS OF THE FIELD MUSEUM AND DEPAUL UNIVERSITY.

WILLIAM C. DIETRICH, CPA
Independent Financial Consultant

PROVIDES SERVICES TO ENTREPRENEURIAL AND NON-PROFIT ORGANIZATIONS; HOLDS B.A. FROM GEORGETOWN UNIVERSITY; SERVES ON BOARD OF SHALEM INSTITUTE, AN INTERNATIONALLY KNOWN ECUMENICAL ORGANIZATION.

ROYCE N. FLIPPIN, JR.
President
Flippin Associates

HEADS BROAD-BASED CONSULTING ORGANIZATION PROVIDING STRATEGIC AND IMPLEMENTATION SERVICES TO PUBLIC AND PRIVATE SECTORS; HOLDS A.B. FROM PRINCETON UNIVERSITY, M.B.A. FROM HARVARD BUSINESS SCHOOL.

JOHN G. GUFFEY, JR.
Treasurer and Director, Silby Guffey & Co., Inc.
Director, Calvert Social Investment Foundation

TREASURER AND DIRECTOR OF VENTURE CAPITAL FIRM SPECIALIZING IN THE HEALTHCARE AND ENVIRONMENTAL INDUSTRIES; HOLDS B.S. FROM THE WHARTON SCHOOL OF THE UNIVERSITY OF PENNSYLVANIA; SERVES ON BOARDS OF LOCAL AND NATIONAL NONPROFIT INSTITUTIONS.

MELLODY L. HOBSON
President
Ariel Capital Management, Inc.

HOLDS A.B. FROM PRINCETON UNIVERSITY'S WOODROW WILSON SCHOOL; DIRECTOR OF THE CHICAGO PUBLIC LIBRARY AND THE FIELD MUSEUM.

CHRISTOPHER G. KENNEDY
President and Director
Merchandise Mart Properties, Inc.

EXECUTIVE OF LEADING NATIONAL MANAGER OF COMMERCIAL REAL ESTATE; HOLDS B.A. FROM BOSTON COLLEGE, M.B.A. FROM NORTHWESTERN UNIVERSITY; ACTIVE IN COMMUNITY AFFAIRS.

ERIC T. MCKISSACK, CFA
Vice Chairman and Co-Chief Investment Officer
Ariel Capital Management, Inc.

BACKGROUND TO FOLLOW AS PORTFOLIO MANAGER OF ARIEL APPRECIATION FUND.

JOHN W. ROGERS, JR.
Chairman and Chief Executive Officer
Ariel Capital Management, Inc.

BACKGROUND TO FOLLOW AS PORTFOLIO MANAGER OF ARIEL FUND.

INVESTMENT ADVISERS

ARIEL FUND AND ARIEL APPRECIATION FUND

Ariel Capital Management, Inc. directly manages the investments of the Ariel Fund and Ariel Appreciation Fund. Its investment management services include buying and selling securities on behalf of both the Ariel Fund and Ariel Appreciation Fund, as well as conducting the research that leads to buy and sell decisions. The firm is located at 200 East Randolph Drive, Suite 2900, Chicago, IL 60601 (Telephone: 312-726-0140 or 800-725-0140, web site:
www.arielmutualfunds.com).

ARIEL PREMIER GROWTH FUND AND ARIEL PREMIER BOND FUND

Ariel Capital Management, Inc. is the investment adviser of the Ariel Premier Growth Fund and Ariel Premier Bond Fund. With the approval of the Board of Trustees, Ariel Capital Management has appointed Lincoln Capital Management Company to act as Investment Sub-Adviser to the Ariel Premier Growth Fund and Ariel Premier Bond Fund. Lincoln Capital buys and sells securities for the funds and conducts the research necessary to maintain the portfolio. Lincoln Capital is located at 200 South Wacker Drive, Suite 2100, Chicago, IL 60606 (Telephone:
312-559-2880 or 800-764-9336).

PORTFOLIO MANAGERS

ARIEL FUND

JOHN W. ROGERS, JR., Chairman and Chief Executive Officer of Ariel Capital Management, Inc., acts as Portfolio Manager of the Ariel Fund. Prior to founding Ariel in 1983, John worked as a stockbroker for the investment banking firm of William Blair & Co. and graduated from Princeton University. Rogers' civic affiliations include his roles as Director of the Chicago Urban League, trustee of the Chicago Symphony Orchestra and trustee of the John S. and James L. Knight Foundation. He also sits on the boards of Bank One Corporation, Aon Corporation, Burrell Communications Group, GATX Corp. and Exelon Corporation.

JOHN P. MILLER, CFA, Assistant Portfolio Manager and Vice President of Research, works directly with John W. Rogers, Jr. in the research and portfolio management process for the Ariel Fund and the firm's small cap institutional portfolios. He earned his Bachelor of Business degree from Western Illinois University and subsequently attained the Chartered Financial Analyst designation. Prior to joining Ariel in 1989, John spent three years as an institutional equity trader at Cantor, Fitzgerald & Co. He is a member of the Association for Investment Management and Research and The Investment Analysts Society of Chicago.

ARIEL APPRECIATION FUND

ERIC T. MCKISSACK, CFA, Vice Chairman and Co-Chief Investment Officer, has managed the Ariel Appreciation Fund since its inception on December 1, 1989. Prior to joining Ariel in 1986, he worked as a research analyst for First Chicago. He holds degrees from the Massachusetts Institute of Technology and the University of California at Berkeley, and has attained the Chartered Financial Analyst designation. Eric serves as Vice Chairman of Travelers & Immigrants Aid/Chicago Connection. Additionally, he is a board member of the Economic Club of Chicago, the Cook County Economic Development Advisory Committee, Urban Gateways of Chicago, the Renaissance Society at the University of Chicago, the Arts & Business Council of Chicago and City Year Chicago.

TIMOTHY FIDLER, CFA, Assistant Portfolio Manager and Vice President of Research, works directly with Eric T. McKissack in the research and portfolio management process for the Ariel Appreciation Fund and the firm's mid-cap institutional and mutual fund portfolios. Tim earned a Bachelor of Arts from Northwestern University, as well as an M.B.A. from the University of Chicago, where he graduated with High Honors. Prior to joining Ariel in 1999, Tim worked at Morgan Stanley & Company Asset Management and Lunn Partners, LLC/Lehman Brothers, Private Bank. He has attained the Chartered Financial Analyst designation and is a member of the Association for Investment Management and Research, as well as The Investment Analysts Society of Chicago.

ARIEL PREMIER GROWTH FUND

Lincoln Capital Management Company manages the Ariel Premier Growth Fund through an investment team currently comprised of eleven members, which number may change from time to time.

ARIEL PREMIER BOND FUND

Lincoln Capital Management Company manages the Ariel Premier Bond Fund through a committee composed of four members:

ANN H. BENJAMIN is a Principal and Managing Director of the firm. She has 21 years of investment experience. Ann earned a Bachelor's degree from Chatham College and holds a Master's degree from Carnegie Mellon University.

ANDREW A. JOHNSON is a Principal and Managing Director of the firm. He has 13 years of investment experience. Andy holds both a Bachelor of Science and a Master of Science from the Illinois Institute of Technology. He also earned an M.B.A. from the University of Chicago.

RICHARD W. KNEE is a Principal and Managing Director of the firm. He has 22 years of investment experience, 18 of them with Lincoln Capital. Rich earned a Bachelor of Business Administration from the University of Notre Dame and an M.B.A. from the University of California at Berkeley.

KENNETH R. MEYER is the Chairman, Chief Executive Officer and Managing Director of the firm. He has 34 years of investment experience, 21 of them with Lincoln Capital. Ken holds a Bachelor of Arts from the University of Notre Dame and an M.B.A. from the Wharton School of the University of Pennsylvania. He is a Director of Irish Life of North America and serves on the Arts and Letters Council of the University of Notre Dame and the Finance Council of the Archdiocese of Chicago.

ADMINISTRATION

Ariel Capital Management, Inc. is responsible for the administrative services of all the Ariel Mutual Funds. These services include:

-    opening shareholder accounts

-    processing buy and sell orders for Fund shares

- responding to shareholder requests for information on their accounts and on the Ariel Mutual Funds in general

- preparing quarterly reports to shareholders detailing the Funds' strategies and performance

-    preparing and distributing proxy materials to shareholders

- marketing shares of the Funds through banks, brokers and other financial services firms under its wholly-owned subsidiary, Ariel Distributors, Inc.

Ariel Capital Management has appointed an independent organization, SUNSTONE FINANCIAL GROUP, INC., to perform the day-to-day FUND ADMINISTRATION, TAX REPORTING SERVICES and BLUE SKY FILINGS, as well as to prepare reports for the Board of Trustees. STATE STREET BANK AND TRUST COMPANY is the Funds' TRANSFER AGENT, FUND ACCOUNTANT and CUSTODIAN. In this role, State Street prices the shares of each Ariel Mutual Fund daily, maintains shareholder records and oversees the payment of distributions to shareholders.

MANAGEMENT FEES

STOCK FUNDS

ARIEL FUND

Ariel Capital Management, Inc. will be paid for its investment and administration services for the Ariel Fund at the annual rate of 0.65% of average daily net assets.

ARIEL APPRECIATION FUND

Ariel Capital Management, Inc. will be paid for its investment and administration services for the Ariel Appreciation Fund at the annual rate of 0.75% of average daily net assets.

ARIEL PREMIER GROWTH FUND

Ariel Capital Management, Inc. will be paid as investment adviser at the following annual rate:

     0.60% of average daily net assets up to $500 million;
     0.575% of average daily net assets between $500 million and $1 billion; and 0.55% of average daily net assets above $1 billion.

Lincoln Capital Management Company will be paid by Ariel Capital Management, Inc. (not the Fund) for its services as sub-adviser at the following annual rates:

     0.4675% of the first $20 million of average daily net assets; 0.3500% for the next $130 million of average daily net assets; 0.2500% for the next $350 million of average daily net assets; 0.2000% for the next $500 million of average daily net assets;

     0.1500% for the next $1.5 billion of average daily net assets; and 0.1000% for the remainder of the average daily net assets.

However, no fee shall be due or payable to Lincoln Capital Management Company in respect to any day in which the net assets are less than $50 million dollars.

BOND FUND

Ariel Capital Management, Inc. will be paid as investment adviser at the annual rate of 0.35% of average daily net assets of the Fund. For its administrative services, it was paid 0.25% of average daily net assets of the Investor Class.

Lincoln Capital Management Company will be paid by Ariel Capital Management, Inc. (not the Fund) for its services as sub-adviser at the annual rate of 0.21% of average daily net assets.

SHAREHOLDER STATEMENTS AND REPORTS

To keep you informed about your investments, Ariel Mutual Funds sends you various account statements, including:

-    confirmation statements that verify a buy or sell transaction

-    quarter-end and year-end consolidated account statements

-    quarterly, semi-annual and annual Ariel Mutual Funds reports

- average costs statements for certain types of accounts that sold shares during the year

Duplicate statements can be requested by visiting our web site at www.arielmutualfunds.com or by calling 1-800-292-7435 (Option 2 for Turtle Talk, Option 3 for a shareholder services representative). Historical account information can be obtained by calling 1-800-292-7435 or visiting our web site at www.arielmutualfunds.com.

MANAGING YOUR ARIEL ACCOUNT

DOING BUSINESS WITH ARIEL

Ariel Mutual Funds shareholder services representatives are available Monday through Friday (except holidays) from 8:00am to 5:00pm Central time. Our WEB SITE and TURTLE TALK (automated shareholder information hotline) are both available 24 hours a day, 7 days a week.

ON THE WEB:                                 -    Access general fund information
                                            -    Download fund literature
www.arielmutualfunds.com                    -    E-mail Ariel Mutual Funds
                                            -    Establish an account
                                            -    Buy, sell or exchange shares
                                            -    Order duplicate statements and tax forms
                                            -    View account positions and recent transactions

BY PHONE:                                   -    Buy, sell or exchange shares
                                            -    Change your address
1-800-29-ARIEL                              -    Check prices and account balances
(1-800-292-7435)                            -    Establish another account
                                            -    Make IRA inquiries
Select OPTION 2 for TURTLE TALK             -    Request general fund information

IN WRITING:                                 -    Open a new account
                                            -    Add to an existing account
Regular Mail:                               -    Sell shares
STATE STREET BANK & TRUST CO.               -    Change account registration
ATTN: ARIEL MUTUAL FUNDS                    -    Arrange for seasonal mailing addresses
P.O. BOX 219121
KANSAS CITY, MO 64121-9121

Overnight Mail:
NFDS
ATTN: ARIEL MUTUAL FUNDS
330 WEST 9TH STREET, FLOOR 1
KANSAS CITY, MO 64105
(TELEPHONE: 816-843-9700)

OPENING A NEW ARIEL ACCOUNT

You can invest in Ariel Mutual Funds through several different account arrangements.

ACCOUNT TYPE                             SPECIAL FEATURES                                 ACCOUNT MINIMUMS
                                                                                     INITIAL         EACH SUBSEQUENT
                                                                                    INVESTMENT         INVESTMENT
General                                  Available as individual, joint,              $1,000               $50
                                         custodial, trust and partnership
                                         accounts.

IRA                                      Pay no taxes on investment earnings           $250                $50
(Traditional, Roth, Education)           until you are eligible to withdraw.
                                         $12 annual recording-keeping fee or
                                         $65 onetime, lifetime record-keeping
                                         fee.


                                       30

Automatic investment plan                Initial minimum investment                     $0                 $50
                                         requirement waived. Regular,                (waived)
                                         automatic investment direct from your
                                         bank account or your paycheck to Ariel;
                                         available either monthly, quarterly or
                                         by pay period.

CHOICES FOR ACCOUNT REGISTRATION:

To invest with Ariel Mutual Funds you must be a U.S. resident with a social security number or a tax identification number. You can open a new account in any of the following ways:

-    VIA THE INTERNET:

Visit our web site at www.arielmutualfunds.com and follow the instructions presented on the screen. For important information on this feature, please refer to the "Internet Transactions" section on page 47.

-    BY MAIL:

REGULAR MAIL:                                      OVERNIGHT MAIL:
State Street Bank & Trust Co.                      NFDS
Attn:  Ariel Mutual Funds                          Attn:  Ariel Mutual Funds
P.O. Box 219121                                    330 West 9th Street, Floor 1
Kansas City, MO  64121-9121                        Kansas City, MO  64105
(Telephone:  816-843-9700)                         (Telephone:  816-843-9700)

-    BY WIRE:

Call 1-800-292-7435 to obtain a prospectus and an account number, and wire your initial investment to:

State Street Bank & Trust Co.
Attn:  Ariel Mutual Funds
127 West 10th Street
Kansas City, MO  64105
ABA# 101003621
Account# 7528205

SUBSCRIPTION OFFERING FOR ARIEL PREMIER GROWTH FUND

You may place an order for the purchase of shares of Ariel Premier Growth Fund during an initial offering period which will begin on or about February [1], 2002 and continue through March [15], 2002 (the "Subscription Period"). The subscription price will be the Fund's initial net asset value of $10.00 per share. You can subscribe by sending a check along with your completed subscription offer application to the addresses listed above under the subheading "Choices for Account Registration."

Checks accompanying orders received during the Subscription Period will be held uncashed by the Fund's transfer agent until the end of business on March [15], 2001. Checks received after the close of business on March [15], 2001 will receive the Fund's closing price on the date of receipt. There can be no guarantee that the Fund's net asset value after the close of the Subscription Period will be more than $10.00 per share. The Fund will not commence operations until the close of the Subscription Period.

Ariel Premier Growth Fund shares will not be available through the mutual fund no-transaction-fee supermarkets, including Charles Schwab, Fidelity and TD Waterhouse, during the Subscription Period. Although the mutual fund supermarkets will not take advance orders for the Ariel Premier Growth Fund, it is anticipated that the Fund will be available for purchase on March 18, 2001 at $10.00 per share. You should contact your mutual fund supermarket directly for more information.

If you have questions about purchasing shares of the Fund during the Subscription Period, please call (800) 292-7435 or visit our web site at www.arielmutualfunds.com.

Beginning March 18, 2001, shares of Ariel Premier Growth Fund will be available as described in this Prospectus, and the net asset value per share will fluctuate accordingly.

MANAGING YOUR ARIEL ACCOUNT

Current Ariel shareholders may also open a new, identically registered authorized Ariel account:

-    VIA THE INTERNET:

Visit our web site at www.arielmutualfunds.com and follow the instructions presented on the screen. For important information on this feature, please refer to the "Internet Transactions" section on page 47.

-    BY TURTLE TALK:

Call 1-800-29-ARIEL (1-800-292-7435), OPTION 2 and follow the voice prompts.

-    BY PHONE OR WIRE:

Call 1-800-292-7435 to arrange for this transaction.

Please note:

- You may be asked to return an original completed and signed application for every newly registered account you open, regardless of type.

- We will charge your Automatic Investment account $10, plus any costs incurred, any time a scheduled investment cannot be made because your bank account has insufficient funds, and we reserve the right to close the account after two successive incidents of insufficient funds.

ADDING TO AN EXISTING ARIEL ACCOUNT

Existing shareholders may purchase additional shares for all authorized accounts through any of the methods presented below.

                        CONTACT US AT                      EASY INSTRUCTIONS

Via the Internet        www.arielmutualfunds.com           You need your active Ariel account number and your social
                                                           security or tax identification number to establish a
                                                           personal identification number (PIN) and initiate the
                                                           transaction.  YOU ALSO NEED TO HAVE PRE-EXISTING BANKING
                                                           INFORMATION ON FILE PRIOR TO ADDING TO YOUR ACCOUNT
                                                           THROUGH THE INTERNET. For more information on this
                                                           feature, please refer to the "Internet Transactions"
                                                           section on page 47.

By Turtle Talk          1-800-29-ARIEL                     If you are a first time caller, you need your social
                        (1-800-292-7435), OPTION 2         security number (or tax identification number) and your
                                                           account number to establish a PIN. Once you have a PIN,
                                                           follow the voice prompts to initiate the transaction.

By mail                 REGULAR MAIL:                      Make your check payable to Ariel Mutual Funds. Send it
                        State Street Bank & Trust Co.      along with the bottom of your most recent account
                        Attn: Ariel Mutual Funds           statement or with a note that includes the registered
                        P.O. Box 219121                    account name, account number and the name of the Fund in
                        Kansas City, MO 64121-9121         which you wish to invest.

                        OVERNIGHT MAIL:
                        NFDS
                        Attn: Ariel Mutual Funds
                        330 West 9th Street, Floor 1
                        Kansas City, MO 64105
                       (Telephone: 816-843-9700)

By wire                 1-800-292-7435 to arrange for      Provide our shareholder services representative with your
                        this transaction, and wire your    name and social security number, as well as the name and
                        investment to:                     address of the financial institution wiring the money.

                        State Street Bank & Trust Co.
                        Attn: Ariel Mutual Funds
                        127 West 10th Street
                        Kansas City, MO 64105
                        ABA# 101003621
                        Account# 7528205

By phone                1-800-292-7435 to arrange for      By using the telephone exchange plan, provide our
                        this transaction                   shareholder services representative with your name and
                                                           social security number, as well as instructions for
                                                           purchasing additional shares.

PLEASE NOTE:

- We calculate the number of shares you have purchased based on the next net asset value of shares computed after we receive your order.

- We can accept purchases only in U.S. dollars drawn from U.S. banks. We cannot accept cash, money orders, credit cards, credit card checks or third-party checks (except for properly endorsed IRA rollover checks).

- If payment for your check or telephone purchase order does not clear, Ariel will cancel your purchase and you will be liable for any losses or fees the Fund or its transfer agent incurs.

SELLING ARIEL FUND SHARES

Existing shareholders may sell shares through any of the methods presented below for all authorized accounts.

                        CONTACT US AT                      EASY INSTRUCTIONS
Via the Internet        www.arielmutualfunds.com           You need your active Ariel account number and your social
                                                           security or tax identification number to establish a
                                                           personal identification number (PIN) and initiate the
                                                           transaction.  YOU ALSO NEED TO HAVE PRE-EXISTING BANKING
                                                           INFORMATION ON FILE PRIOR TO ADDING TO YOUR ACCOUNT
                                                           THROUGH THE INTERNET.  For more information on this
                                                           feature, please refer to the "Internet Transactions"
                                                           section on page 47.

By wire                 1-800-292-7435 to arrange for      Call or send us a letter with your account name and
                        this transaction                   number, as well as the number of shares you wish to sell
                                                           or the dollar amount you wish to receive.  WE WILL WIRE
                                                           THE PROCEEDS TO THE FINANCIAL INSTITUTION OF RECORD.

By Turtle Talk          1-800-29-ARIEL                     If you are a first time caller, you need your social
                        (1-800-292-7435), OPTION 2         security number (or tax identification number) and your
                                                           account number to establish a PIN.  Once you have a PIN,
                                                           follow the voice prompts to initiate the transaction.

By mail                 REGULAR MAIL:                      Send us a letter with your account name, account number,
                        State Street Bank & Trust Co.      and the number of shares you wish to sell or the dollar
                        Attn: Ariel Mutual Funds           amount you wish to receive.  A CHECK WILL BE SENT TO THE
                        P.O. Box 219121                    ADDRESS OF RECORD.
                        Kansas City, MO 64121-9121

                        OVERNIGHT MAIL:
                        NFDS
                        Attn: Ariel Mutual Funds
                        330 West 9th Street, Floor 1
                        Kansas City, MO 64105
                        (Telephone: 816-843-9700)


                                       34

Systematic Withdrawal   Use either of the addresses        Send us a letter with your account name and number, the
                        listed above.                      dollar amount you wish to receive with each check and how
                                                           often you wish to receive checks (monthly or quarterly).
                                                           YOU MUST MAINTAIN A MINIMUM BALANCE OF $25,000 AND MAKE A
                                                           MINIMUM WITHDRAWAL OF $100.

By phone                1-800-292-7435 to arrange for      Provide our shareholder services representative with your
                        this transaction                   name, social security number and account number.  $50,000
                                                           IS THE MAXIMUM AMOUNT YOU CAN SELL PER DAY WITHOUT A
                                                           SIGNATURE GUARANTEE.

PLEASE NOTE:

- You may sell all or any portion of your Ariel Stock Fund shares on any day the New York Stock Exchange is open for business, and your Ariel Premier Bond Fund shares on any day the New York Stock Exchange is open, plus Columbus Day and Veterans' Day.

- We must receive your sell request before New York Stock Exchange (NYSE) Closing Time (normally 3:00pm Central time) in order for you to receive that day's closing price. If we receive your request after Closing Time, we will process your sell request at the NAV next calculated on the following business day.

- We normally send the proceeds of your redemption to you the next business day except, as noted, in the case of shares purchased by mail or through the automatic investment plan. However, if we feel the sale may adversely affect the operation of the Fund, we may take up to seven days to send your proceeds.

-    We may charge a $10 fee to process payment by wire.

- If a sale or transfer of shares reduces the value of your account below $1,000, Ariel reserves the right to close your account and send you the proceeds with 30 days' written notice. Ariel will redeem your shares at the NAV calculated on the day your account is closed.

- Qualified broker-dealers may charge a fee for processing a sale or purchase.

- We reserve the right to pay redemptions in the Ariel Mutual Funds in kind (marketable portfolio securities).

- We cannot send you the proceeds from a redemption of shares that were purchased by mail or through the automatic investment plan until 15 days after your purchase check was invested.

SIGNATURE GUARANTEE:

In some cases, you will have to make your redemption request in writing, and will have to obtain a signature guarantee. A signature guarantee is designed to protect you and Ariel from fraudulent activities. Ariel requires a signature guarantee in the following situations:

- you request a change to your current account registration, such as changing your name or transfer on death (TOD) beneficiary

-    you want to sell more than $50,000 in shares

- you want the check mailed to an address other than the address on the account registration

-    the address of record was changed within the past 60 days

-    you want the check made payable to someone other than the account owner

- you want to sell shares and you instruct Ariel to wire the proceeds to a bank or brokerage account, but the telephone redemption by wire plan is not activated on the account

- you want to sell shares and you instruct Ariel to wire the proceeds to a bank or brokerage account other than that listed on your current account record

If you have a joint account, each account holder will need to provide a signature guarantee in all of the cases listed above. Signature guarantees can be obtained from a commercial bank, broker-dealer, credit union (if authorized under state law), or securities exchange or association. A NOTARY PUBLIC CANNOT PROVIDE A SIGNATURE GUARANTEE.

SHAREHOLDER SERVICES

CONFIRMING YOUR TRANSACTIONS

We will send you a written confirmation of every purchase and sale. Please review the confirmation for accuracy.

SECURING YOUR TELEPHONE ORDERS

Ariel will take all reasonable precautions to ensure that your telephone transactions are authentic, including tape-recording your instructions. We cannot, however, be held liable for executing instructions we reasonably believe to be genuine. All shareholders, with the exception of fiduciary accounts, automatically receive telephone privileges to exchange, purchase or sell shares. Fiduciary account holders receive telephone privileges to exchange and purchase only. If you do not want the flexibility of telephone privileges, decline those services on your account application or call 1-800-292-7435.

EXCHANGING SHARES

You may exchange the shares of any Ariel Mutual Fund you own for shares of any of the other Ariel Mutual Funds. Also, you may exchange your shares for shares of SSgA Money Market Fund. As long as you meet the required minimum for each fund, you do not have to pay for the exchange. You should read the prospectus for any new fund in which you invest. You can obtain a prospectus by calling 1-800-29-ARIEL (1-800-292-7435) or by visiting our web site at www.arielmutualfunds.com.

PLEASE NOTE:

- To switch shares from one Ariel account to another Ariel account or to switch shares to the SSgA Money Market Fund, call 1-800-292-7435 or visit our web site at www.arielmutualfunds.com.

- Each exchange represents both a sale and a purchase of fund shares. Therefore, you may incur a gain or loss for income tax purposes on any exchange.

- Shares purchased through exchange must be registered in the current account name with the same social security or taxpayer identification number.

- If you are authorized for telephone transactions and you provide the proper information to an agent of your choice, your agent can also make telephone or Internet exchanges on your behalf.

- Because of the time needed to exchange money between the Ariel Mutual Funds and SSgA Money Market Fund, you may not exchange into and out of the money market fund on the same or successive days. THERE MUST BE AT LEAST 24 HOURS BETWEEN EXCHANGES.

- We must receive your exchange request before New York Stock Exchange Closing Time (normally 3:00pm Central time) in order for you to receive that day's closing price. If we receive your request after Closing Time, we will process your exchange at the NAV next calculated on the following business day.

EXCHANGE PLAN RESTRICTIONS

ARIEL MUTUAL FUNDS DOES NOT PERMIT MARKET-TIMING AND HAS ADOPTED THE FOLLOWING POLICIES TO DISCOURAGE THIS PRACTICE:

- Generally, you will be permitted to make up to 4 round trip exchanges per year (a round trip is an exchange out of one fund into another fund, and then back again).

- Shares of the fund you are exchanging into must be available for sale in your state.

- If your account is subject to back-up withholding, you may not use the exchange plan.

- Ariel may temporarily or permanently terminate the exchange privilege of any investor who makes excessive exchanges. Excessive trading can hurt fund performance and shareholders.

- Ariel may refuse exchange purchases by any person or group, if Ariel believes that the purchase will be harmful to existing shareholders.

- Ariel may terminate or modify exchange privileges at any time, but will try to give prior notice whenever it is reasonably possible.

INTERNET TRANSACTIONS

In addition to checking your Fund account balances and historical transactions, you may purchase, exchange and redeem shares of Ariel Mutual Funds through our web site at www.arielmutualfunds.com. You may access these services by establishing an account.

Payment for shares purchased through our web site may be made only through an ACH (Automated Clearing House) debit of your bank account. Redemptions will be paid by check, wire or ACH transfer only to the address or bank account of record. Redemptions from accounts established through the Funds' web site will be paid only to the bank account of record. In addition, only bank accounts held at domestic financial institutions that are ACH members can be used for transactions through the Fund's web site. Transactions through the web site are subject to the same investment and redemption minimums and maximums as other transaction methods.

You should be aware that there may be delays, malfunctions or other inconveniences associated with the Internet. There also may be times when the web site is unavailable for Fund transactions or other purposes. Should this happen, you should consider performing transactions by another method. Ariel Mutual Funds employs procedures to confirm that transactions entered through the Internet are genuine. These procedures include personal identification numbers
(PINs), encryption and other precautions reasonably designed to protect the integrity, confidentiality and security of shareholder information. In order to conduct transactions on the Funds' web site, you will need your account number, social security number and PIN. Neither the Funds, their transfer agent, distributor or adviser will be liable for any loss, liability, cost or expense for following instructions communicated through the Internet, including fraudulent or unauthorized instructions.

CALCULATING THE FUNDS' SHARE PRICES

We calculate the price of Ariel Mutual Funds shares at net asset value (NAV) as of close of regular trading on the New York Stock Exchange (normally 3:00pm Central time) every day the Exchange is OPEN FOR BUSINESS.* The NAV is computed by subtracting the fund's liabilities from the total value of its assets (I.E., the market value of the securities it holds plus its cash reserves) and dividing the result by the number of shares outstanding.

Ariel generally values the securities held in the Funds' portfolios at their market values. In cases when price quotes for a particular security are not readily available or the quote is determined not to represent a fair value, we calculate a fair value of the security under procedures established by the Board of Trustees.

[SIDENOTE]

*The Exchange is normally OPEN FOR BUSINESS every week, Monday through Friday, except when the following holidays are celebrated: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Ariel my suspend redemptions or postpone payment dates on days when the NYSE is closed (other than weekends and holidays), when trading is restricted or as permitted by the SEC.

[END SIDENOTE]

DISTRIBUTIONS

Net realized capital gains are distributed to all shareholders at the end of each year. Net investment income for the Ariel Fund and Ariel Appreciation Fund is distributed once per year and usually accompanies the net capital gains distribution. Net income for the Ariel Premier Bond Fund accrues daily and is paid monthly. You may receive your Fund dividends and/or capital gains distributions in several ways:

- REINVESTMENT. Unless otherwise instructed, we reinvest your fund dividends and capital gains distributions in additional shares at the share price computed on the day of the distribution.

- INCOME ONLY. Ariel will automatically reinvest your capital gains distributions, but you may receive a check for each dividend. If you prefer, Ariel will wire your dividend proceeds directly to your bank or financial institution. You must establish this feature at least 10 days prior to the distribution.

- CASH. You may receive all dividends or capital gains distributions totaling more than $10 in cash. To do so, you must notify Ariel Mutual Funds in writing 10 days prior to the payment date. Please refer to the mailing address on page 36.

PLEASE NOTE:

- Ariel will automatically reinvest distributions for IRA shareholders who are under age 59 1/2. A cash payment of a distribution is considered a withdrawal of IRA earnings, and is subject to taxes and potential income penalties for those under age 59 1/2. Once you reach 59 1/2, you are eligible to withdraw the earnings from your IRA and may request cash payments of the distributions.

- Ariel will reinvest any distributions at the NAV at Closing Time on the reinvestment date (i.e., ex-dividend date). For those not reinvesting their dividends, Ariel will normally begin mailing distribution checks on the payable date, which is usually one week after the ex-dividend date.

TAXES

The tax status of your distributions from a Fund does not depend on whether you reinvest them or take them in cash, nor does it depend on how long you have owned your shares. Rather, income and short-term capital gains distributions are taxed as ordinary income. Long-term capital gains distributions are taxed as long-term capital gains and different tax rates apply for these distributions. Every January, Ariel will send you and the IRS a statement called Form 1099-DIV; this form will show the amount of each taxable distribution you received from the previous year. If the total distributions you received for the year are less than $10, you may not receive a 1099.

If you sell shares you have held for a year or longer, any gain or loss is generally treated as a capital gain or loss. If you sell shares within one year of purchase, any gains are treated as ordinary income and losses are subject to special rules.

[SIDENOTE]

! Tax laws are subject to change. We recommend consulting your tax advisor about your particular tax situation under the current laws.

[END SIDENOTE]

PRIVACY NOTICE

We collect information about you from your account application and other forms that you deliver to us. We use this information to process your requests and transactions; for example, to provide you with additional information about our Funds, to open an account for you or to process a transaction. In order to service your account and effect your transactions, we may provide your personal information to firms that assist us in servicing your account, such as our transfer agent. We also may provide your name and address to one of our agents for the purpose of mailing your account statement and other information about our products and services to you. We require these outside firms, organizations or individuals to protect the confidentiality of your information and to use the information only for the purpose for which the disclosure is made. We do not provide customer names and addresses to outside firms, organizations or individuals except in furtherance of our business relationship with you, or as otherwise allowed by the law.

We will only share information about you with those employees who will be working with us to provide our products and services to you. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your personal information.

[LOGO]

Additional information about the Ariel Mutual Funds' investments is available in the Funds' annual and semiannual reports to shareholders. In the Funds' annual report, you will find a discussion of the market conditions and investment strategies that significantly affected their performance during the last fiscal year.

You can find more detailed information about the Ariel Mutual Funds in the current Statement of Additional Information, dated January 7, 2002, which we have filed electronically with the Securities and Exchange Commission (SEC) and which are incorporated by reference into this Prospectus. To receive your free copy of the Statement of Additional Information, or any of the annual or semiannual reports, or if you have questions about investing in the Funds, contact us at:

ARIEL MUTUAL FUNDS
P.O. BOX 219121
KANSAS CITY, MO 64121-9121
1-800-29-ARIEL (1-800-292-7435)
www.arielmutualfunds.com

You can find reports and other information about the Funds on the SEC web site (http://www.sec.gov), or you can get copies of this information, after payment of a duplicating fee, by writing to the Public Reference Section of the SEC, Washington, DC 20549-0102. Information about the Funds, including their Statements of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, DC. For information on the Public Reference Room, call the SEC at 202-942-8090 or send an e-mail to publicinfo@sec.gov.

Ariel Mutual Funds
Investment Company Act File No. 811-4786
Pro. 1-7-2002

THE INFORMATION IN THIS PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER IS NOT PERMITTED.


                               ARIEL MUTUAL FUNDS
                           PROSPECTUS: JANUARY _, 2002

                 ARIEL PERMIER GROWTH FUND - INSTITUTIONAL CLASS
                  ARIEL PREMIER BOND FUND - INSTITUTIONAL CLASS

                            [ARIEL MUTUAL FUNDS LOGO]

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THE SHARES OF ARIEL MUTUAL FUNDS. NOR HAS THE SECURITIES AND EXCHANGE COMMISSION DETERMINED WHETHER THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

[ARIEL MUTUAL FUNDS LOGO]


INSIDE

Ariel Premier Growth Fund--
  Institutional Class Overview                                                 2

Ariel Premier Growth Fund--
  Institutional Class In Depth                                                 6

Ariel Premier Growth Fund--
  Institutional Class Financial Highlights                                     8

Ariel Premier Bond Fund--
  Institutional Class Overview                                                 8

Ariel Premier Bond Fund--
  Institutional Class In Depth                                                12

Ariel Premier Bond Fund--
  Institutional Class Financial Highlights                                    14

How the Ariel Premier Growth Fund and Ariel Premier
  Bond Fund are Organized                                                     15

Managing Your Ariel Account                                                   20

Privacy Notice                                                                26

ARIEL PREMIER GROWTH FUND - INSTITUTIONAL CLASS OVERVIEW

THE ARIEL PREMIER GROWTH FUND - INSTITUTIONAL CLASS SEEKS LONG-TERM CAPITAL APPRECIATION.

ARIEL PREMIER GROWTH FUND invests primarily in the stocks of large companies with MARKET CAPITALIZATIONS* greater than $10 billion at the time of investment. The investment sub-adviser for the Ariel Premier Growth Fund, Lincoln Capital Management Company, uses a growth-oriented approach to invest in a small number of large companies which are believed to have exceptional growth prospects.

The Ariel Premier Growth Fund also relies on in-depth research to seek sound companies that share attributes which should result in capital appreciation over time. These attributes include, among other things, solid business models, strong financial statements, experienced management and advantaged competitive positioning in growth sectors of the worldwide economy.

The essence of the Ariel Premier Growth Fund's strategy is patience and discipline. It will have a relatively long-term focus on future appreciation.

From February [1], 2002 through March [15], 2002, shares of Ariel Premier Growth Fund are available only by subscription. For information on the new Fund's subscription offering, please see page __. This Fund will not begin operations until March 18, 2002.

[SIDENOTE]

MARKET CAPITALIZATION, or "market cap," provides a ready gauge of a company's size. It is the total number of the company's outstanding shares multiplied by the current price of its stock.

[END SIDENOTE]

PRINCIPAL INVESTMENT RISKS

Although we make every effort to achieve the Ariel Premier Growth Fund's objective of long-term capital appreciation, we cannot guarantee we will attain that objective. You could lose money on your purchase of shares in the Ariel Premier Growth Fund. The table below lists some of the principal risks of investing in the Ariel Premier Growth Fund and the measures we take in attempting to limit those risks:

RISKS                                                        HOW WE TRY TO MANAGE THEM
Stocks in companies held by the Ariel Premier                Avoid startup ventures and highly cyclical or
Growth Fund fall out of favor.                               speculative companies. Seek companies with solid
                                                             finances and proven leadership.


                                       3

Ariel Premier Growth Fund holds relatively few               Research stocks exhaustively before purchase; monitor
stocks; a fluctuation in one stock could                     continuously after purchase; limit the value of a
significantly affect the Fund's overall performance.         single stock as a percentage of total Fund - if its
                                                             price rises to exceed the limit, sell the excess.


The general level of stock prices declines.                  Ariel Premier Growth Fund may be expected
                                                             to reflect broad stock market moves.

WHO SHOULD CONSIDER INVESTING IN THE FUNDS - AND WHO SHOULD NOT

You should consider investing in the Ariel Premier Growth Fund if you are looking for long-term capital appreciation and are willing to accept the associated risks. Although past performance cannot predict future results, stock investments historically have outperformed most bond and money-market investments.

However, this higher return has come at the expense of greater short-term price fluctuations, up and down. Thus, you should not consider investing in the Fund if you anticipate a near-term need - typically within five years - for either the principal or the gains from your investment.

[SIDENOTE]

An investment in the Ariel Premier Growth Fund, like any mutual fund, is not a bank deposit. It is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

[END SIDENOTE]

TOTAL RETURNS, AFTER FEES AND EXPENSES

There are no bar charts or tables available for the Ariel Premier Growth Fund because it is a new fund.

When performance numbers are available, the Ariel Premier Growth Fund will compare average annual total returns against the S&P 500-STOCK INDEX and the RUSSELL 1000 GROWTH INDEX.*

[SIDENOTE]

The S&P 500-STOCK INDEX is a broad market-weighted index dominated by large-sized companies.

The RUSSELL 1000 GROWTH INDEX is a broad market-weighted index dominated by large-sized companies believed to have higher projected growth prospects.

[END SIDENOTE]

ANNUAL OPERATING EXPENSES

The table below shows the fees and expenses which you bear indirectly if you buy and hold shares in the Ariel Premier Growth Fund - Institutional Class. These expenses are paid from the Fund's assets.

                                                                                 Percentage of average
                                                                              daily net assets of the Fund
Management Fees                                                                          0.60%
Distribution (12b-1) fees                                                                  --
Other expenses                                                                          0.05%(1)
----------------------------------------------------------------------------------------------------------
Total annual operating expenses                                                         0.65%(1)

(1) Other expenses are based on estimated amounts for the current fiscal year. Total annual operating expenses are contractually limited under the Management Agreement at 0.65%. Ariel Capital Management, Inc. will pay the Ariel Premier Growth Fund's other expenses above this limitation.

COST COMPARISON EXAMPLE

The examples below illustrate the expenses you would have incurred on a $1,000,000 investment in the Ariel Premier Growth Fund - Institutional Class (minimum initial investment) based on its current level of expenses. The example assumes that the Fund earned an annual return of 5% over the periods shown and that you redeem your shares at the end of each time period.

                                             1 year            3 years             5 years              10 years
                                             ------            -------             -------              --------
Ariel Premier Growth Fund -
Institutional Class                          $6,641            $20,803               N/A                   N/A

The example is hypothetical and is presented for the purpose of comparing the Fund's expense ratio with other mutual funds. It does not represent estimates of future expenses or returns, either of which may be greater or less than the amounts depicted.

[SIDENOTE]

- MANAGEMENT FEES cover the costs of managing the fund's investments and the costs of administration and accounting.

- OTHER EXPENSES include the costs of the custodian and transfer agent, accountants, attorneys and trustees.

[END SIDENOTE]

ARIEL PREMIER GROWTH FUND - INSTITUTIONAL CLASS IN DEPTH

INVESTMENT OBJECTIVE

The Ariel Premier Growth Fund pursues the common objective of long-term capital appreciation. It seeks this objective through investments in large company stocks. The Ariel Premier Growth Fund invests for appreciation, not income. It seeks to invest in larger growth companies with good records and future prospects. Any dividend and interest income the Fund earns is incidental to its fundamental objective. Ariel Capital Management, Inc., the Fund's Investment Adviser, and Lincoln Capital Management, the Fund's INVESTMENT SUB-ADVISER*, cannot guarantee that the Fund will achieve capital appreciation in every circumstance, but both investment advisers are dedicated to that objective. The Investment Sub-Adviser believes long-term capital appreciation:

- results from owning companies whose earnings and cash flow grow faster than expected.

- results from investing in high quality companies with solid business models, strong financial statements, experienced management and advantaged competitive positioning in growth sectors of the worldwide economy.

- results from staying true to investment style; rather than attempting to time markets or rotate stocks, the Sub-Adviser seeks superior long-term returns through fundamental insights regarding individual stocks.

[SIDENOTE]

*The Ariel Premier Growth Fund's Investment Adviser, Ariel Capital Management, Inc., has appointed Lincoln Capital Management Company to act as INVESTMENT SUB-ADVISER. Thus, Lincoln Capital makes the Ariel Premier Growth Fund's day-to-day investment decisions, while Ariel Capital Management handles the Fund's administration.

[END SIDENOTE]

INVESTMENT STRATEGY AND APPROACH

The Sub-Adviser believes that successful long-term investing results from disciplined research, experienced judgment and effective portfolio construction. Valuation plays an important role in providing a consistent and disciplined basis for comparisons among stocks. The primary measures employed by the Sub-Adviser in evaluating companies are cashflow growth and the amount of capital necessary to fuel future cashflow growth (measured by return on incremental invested capital). The Sub-Adviser's team compares the relative attractiveness of stocks within growth sectors.

LARGE COMPANIES

The Ariel Premier Growth Fund will generally focus on large companies with market capitalizations greater than $10 billion believed to have above-average potential for growth in revenue and earnings. Reflecting the market's high expectations for superior growth, such stocks typically have low dividend yields and above-average prices in relation to such measures as revenue, earnings and book value.

Lincoln Capital Management believes that even large, well-followed stocks can be mispriced. The Lincoln Capital Management team works to exploit these opportunities by identifying investment catalysts in the stocks currently held in the portfolio and adjusting the size of these holdings as the markets recognize or miss fundamental changes within these companies. Industry experts on the Lincoln Capital Management team provide the experience and insight necessary to make these judgments.

A TEAM FOCUS ON RESEARCH

Lincoln Capital Management employs a team approach, currently comprised of eleven analysts and portfolio managers, in constructing a portfolio of superior growth stocks. Proprietary research at the Sub-Adviser is the sum of experienced researchers who spend virtually all of their time analyzing companies and industries. The analysts are specialists, each having covered their area for a number of years. They combine traditional sources (Wall Street, databases, company reports, trade and technical journals) with non-traditional sources (contacts at suppliers, customers, competitors, innovative field work), all designed to form a basis for a future forecast of cashflow generation. Important in that assessment is a thorough understanding of the products, services and markets involved. The team members make judgments about the durability of a company's strategic plan, the quality of their management and the strength of their financial foundation. In addition to a focus on future cash flow generation, the Sub-Adviser's team also reviews a company's CAPITAL PRODUCTIVITY.*

[SIDENOTE]

* CAPITAL PRODUCTIVITY is the cash generated from the capital invested in a business, including working capital, acquisitions and capital expenditures.

[END SIDENOTE]

A LONG-TERM VIEW

The Ariel Premier Growth Fund's objective is long-term capital appreciation and outperformance of comparable growth managers and relevant growth indices over time. This investment approach is designed to outperform the Russell 1000 Growth Index, although there can be no assurance that this approach will be successful. The Russell 1000 Growth Index is a widely recognized unmanaged index that measures the overall stock performance of the approximately 550 companies it tracks. These are companies in the size range that the Premier Growth Fund emphasizes. Lincoln Capital Management's team typically performs in-depth research on more than 200 of the larger growth companies, representing a majority of the weighted market capitalization of the Russell 1000 Growth Index.

The team of analysts and portfolio managers together construct the Fund's portfolio, concentrated in approximately 60 stocks. The Ariel Premier Growth Fund is constructed one stock at a time. Stocks are purchased with the intention of long-term appreciation. In fact, some are expected to be held for many years. Analysts are responsible for identifying and advocating the best investments within their areas of expertise. The investment team is responsible for the portfolio construction tasks of managing risk, deciding which sectors to weight more heavily and when to exit the stocks of companies.

Stocks are sold when relative price targets are exceeded or when unexpected adverse fundamental changes occur. For example, a negative surprise in a company's quarterly earnings may trigger a review by the team because such a surprise could predict a decline in future cash flow. Due to volatility in portions of the growth stock universe, such as technology industries, some of the Fund's positions may have shorter holding periods.

Overall, Ariel Premier Growth Fund is expected to have a longer-term investment perspective with moderate turnover, approximately 75-100% annually. This turnover is expected to be lower than most other large capitalization growth funds. See page __ for a discussion of turnover.

UNDERSTANDING GENERAL MARKET RISK

The Ariel Premier Growth Fund is designed to remain true to the large capitalization growth investing style. The overall risk and return should reflect those of appropriate large growth indices, such as the Russell 1000 Growth Index. The Sub-Adviser uses several tools to understand risk exposures and aid portfolio construction. These tools, which seek to minimize unintended exposures and focus stock specific selections, include measures of volatility, correlations of stocks and sectors, measurement of macro-economic exposures and a forward look at absolute valuations by sector. These tools help manage sector exposures and keep the portfolio emphasis on picking good stocks, but cannot eliminate stock market volatility. Thus, the Ariel Premier Growth Fund should be expected to more closely reflect the ups and downs of the general stock market.

THE ARIEL PREMIER GROWTH FUND CURRENTLY OFFERS TWO CLASSES OF SHARES, THE INVESTOR CLASS AND THE INSTITUTIONAL CLASS. THE INVESTOR CLASS IS PRIMARILY OFFERED TO RETAIL INVESTORS THROUGH A SEPARATE PROSPECTUS.

ARIEL PREMIER GROWTH FUND - INSTITUTIONAL CLASS FINANCIAL HIGHLIGHTS

There is no performance data available for the Ariel Premier Growth Fund - Institutional Class because it is a new fund.

ARIEL PREMIER BOND FUND - INSTITUTIONAL CLASS OVERVIEW

The Ariel Premier Bond Fund - Institutional Class seeks to maximize total returns through a combination of income and capital appreciation.

PRINCIPAL INVESTMENT STRATEGY

The Ariel Premier Bond Fund invests at least 80% of its assets in high quality fixed-income securities for which a ready market exists. If the securities are private-sector issues--corporate bonds, commercial paper or bonds secured by assets such as home mortgages--generally, they must have earned an "A" rating or better from a nationally recognized statistical rating organization, such as Moody's Investors Service or Standard & Poor's. We also consider all bonds issued by the U.S. government and its agencies to be high quality.

PRINCIPAL INVESTMENT RISKS

Although the Fund's Investment Sub-Adviser, Lincoln Capital Management Company, makes every effort to achieve the Fund's objective of maximizing the TOTAL RETURN* on an investment, there can be no guarantee the Fund will attain its objective. You could lose money on your purchase of shares in the Fund. The table to the right lists some of the principal risks of investing in the Fund, as well as the measures Lincoln Capital takes in attempting to limit those risks.

[SIDENOTE]

* A bond's TOTAL RETURN reflects two components: first, the interest income it generates in a given period; and second, the change in the bond's value during the period. An increase in the value of the bond adds to total return, a decrease reduces total return. The calculations assume the reinvestment of all dividends and distributions.

[END SIDENOTE]

RISKS                                                        HOW THE FUND TRIES TO MANAGE THEM
Issuers of bonds held by the fund cannot make                On average, only holds bonds with
timely payment of either interest                            high credit ratings, A or better.
or principal when they fall due.

Highly rated bonds are downgraded because of                 Conducts independent evaluation of the
the issuer's financial problems.                             creditworthiness of the bonds and their issuers.

Bond prices decline because of an increase in                Actively manages average duration to maintain
interest rates.                                              its value despite interest rate increases.

WHO SHOULD CONSIDER INVESTING IN THE FUND - AND WHO SHOULD NOT

You should consider investing in the Ariel Premier Bond Fund if you are seeking current income and capital appreciation. You should be willing to accept short-term price fluctuations, which have occurred from time to time. Traditionally, these fluctuations have been less than those associated with stocks.

You should not consider investing in the Fund if you cannot tolerate moderate short-term declines in share value or if you are seeking the higher returns historically achieved by stocks.

TOTAL RETURNS, AFTER FEES AND EXPENSES

The bar chart and the table on the opposite page can help you evaluate the potential risk and reward of investing in the Ariel Premier Bond Fund. They show changes in the Fund's performance from year to year, as well as how the Fund's average annual total returns for the last one, three and five years, and since inception, compare with those of a broad measure of market performance. The bar chart shows the Fund's total returns for 2000, and for each full calendar year since it began operation on October 1, 1995. The table compares the Fund's average annual total return with the returns of a relevant benchmark index, the LEHMAN BROTHERS AGGREGATE BOND INDEX.*

Total return measures the change in price of a mutual fund investment, assuming that all dividends, income and capital gain distributions are reinvested. For any fund, you should evaluate total return in light of the fund's particular investment objectives and policies, as well as general market conditions during the reported time periods.

As is the case with indices, Lehman Brothers Aggregate Bond Index does not represent the actual returns an investor might experience. Rather, it measures the bond market's total return (i.e., the interest income it earns, plus or minus the price change in a given period). It does not take into account the costs of buying and selling securities or the fees related to managing a portfolio.

[SIDENOTE]

*The LEHMAN BROTHERS AGGREGATE BOND INDEX is one of the most widely accepted benchmarks of bond market total return. It includes more than 6,000 taxable government, investment-grade corporate and mortgage-backed securities.

[END SIDENOTE]

ARIEL PREMIER BOND FUND -
INSTITUTIONAL CLASS - APBFX
INCEPTION:  OCTOBER 1, 1995

[BAR CHART]

Total Return
'00  10.07%
'99  -0.57%
'98  7.65%
'97  9.16%
'96  3.15%

Best Quarter:     4Q '00     3.91%
Worst Quarter:    1Q '96    -2.51%

Return for the fiscal quarter ended 12/31/00 was 3.91%
The Fund's past performance is not indicative of future performance.

AVERAGE ANNUAL TOTAL RETURNS
as of December 31, 2000

                                                              1 year      3 years      5 years      Since inception
-------------------------------------------------------------------------------------------------------------------
Ariel Premier Bond Fund-Inst. Class                           10.07%       5.62%        5.82%            6.22%
-------------------------------------------------------------------------------------------------------------------
Lehman Brothers Aggregate Bond Index                          11.63%       6.36%        6.46%            6.98%

ANNUAL OPERATING EXPENSES

The table below shows the fees and expenses which you bear indirectly if you buy and hold shares in the Ariel Premier Bond Fund-Institutional Class. These expenses are paid from the Fund's assets.

                                                                                 Percentage of average
                                                                              daily net assets of the Fund
Management Fees                                                                          0.45%
Distribution (12b-1) fees                                                                  -
Other expenses                                                                             -
----------------------------------------------------------------------------------------------------------
Total annual operating expenses                                                          0.45%

Ariel Capital Management, Inc. will pay the Ariel Premier Bond Fund's other expenses.

COST COMPARISON EXAMPLE

The examples below illustrate the expenses you would have incurred on a $1,000,000 investment in the Ariel Premier Bond Fund-Institutional Class (minimum initial investment) based on its current level of expenses. The example assumes that the Fund earned an annual return of 5% over the periods shown and that you redeem your shares at the end of each time period.

                                          1 year          3 years             5 years                10 years
                                          ------          -------             -------                --------
Ariel Premier Bond
Fund-Institutional Class                  $4,602          $14,445             $25,203                $56,687

The example is hypothetical and is presented for the purpose of comparing the Fund's expense ratio with other mutual funds. It does not represent estimates of future expenses or returns, either of which may be greater or less than the amounts depicted.

ARIEL PREMIER BOND FUND - INSTITUTIONAL CLASS IN DEPTH

INVESTMENT OBJECTIVE

The Ariel Premier Bond Fund seeks to maximize total return through a combination of interest income and capital appreciation.

INVESTMENT STRATEGY

The Fund's INVESTMENT SUB-ADVISER,* Lincoln Capital Management Company, considers three principal factors in managing the Fund's investments:

-    the current level of and expected changes in interest rates

-    the relative attractiveness of the different sectors of the bond market:
     U.S. Treasury bonds or bonds issued by government agencies (e.g., the Student Loan Marketing Association and the Federal Farm Credit System); mortgage-backed bonds; asset-backed bonds; corporate bonds and commercial paper

-    individual issue selection criteria

[SIDENOTE]

* The Ariel Premier Bond Fund's Investment Adviser, Ariel Capital Management, Inc., has appointed Lincoln Capital Management Company to act as INVESTMENT SUB-ADVISER. Thus, Lincoln Capital makes the Ariel Premier Bond Fund's day-to-day investment decisions, while Ariel Capital Management handles the Fund's administration.

[END SIDENOTE]

THE FUND'S INTEREST RATE STRATEGY

Lincoln Capital seeks to protect the value of the Fund's bonds from interest rate increases - and capture the gain in value when interest rates fall - by managing the Fund's average DURATION* against that of the overall U.S. bond market.

The duration of all the bonds in the Lehman Brothers Aggregate Bond Index usually averages about five years. The FUND'S DURATION* will normally vary up to one year from the average. The duration will be shorter than the market average if Lincoln Capital's analysis indicates that interest rates will rise and bond prices will fall; it will be longer if the analysis indicates the opposite trend
- that rates will fall and prices will rise. The Fund may deviate up to two years from the bond market's average duration, although Lincoln Capital does not anticipate extending that far except in the most extreme circumstances.

Lincoln Capital balances a combination of three key factors in its analysis of the future course of interest rates:

FACTOR                                   INTEREST RATES TO RISE/BOND PRICES     INTEREST RATES TO FALL/BOND PRICES
                                         TO FALL                                TO RISE
Pace of economic activity                Growing economy                        Slowing economy

U.S. monetary policy                     Federal Reserve raises interest        Federal Reserve lowers interest rates
                                         rates

Public's expectations for inflation      Rising inflation rate                  Stable or slowing inflation rate

[SIDENOTE]

* DURATION measures the sensitivity of bond prices to changes in interest rates. The longer the duration of a bond, the longer it will take to repay the principal and interest obligations and the more sensitive it is to changes in interest rates.

* The FUND'S DURATION figure represents a weighted average. Every bond the fund owns will not necessarily have the same duration to achieve a given duration target. However, the weighted average of all the bonds in the fund equals the duration target. That means shortening or lengthening the fund's duration will only require the purchase and sale of a relatively small amount of bonds.

[END SIDENOTE]

SECTOR SELECTION

The difference in interest paid on bonds in various sectors remains fairly constant. For example, when interest rates on Treasury bonds rise, rates on corporate bonds will generally rise by a similar amount. But, depending on outside economic influences, investor sentiment and the law of supply and demand, a sector may deviate from the norm. This deviation may offer an opportunity for the Fund to earn more than usual for bonds at a given level of risk. As Lincoln Capital monitors the bond market, it compares differences in sector interest rates with historical levels in an effort to profit from deviations.

INDIVIDUAL ISSUE SELECTION

When making investment decisions, Lincoln Capital examines the unique characteristics of each security. These include credit quality, maturity, issue structure and mortgage prepayment risks. Lincoln Capital seeks to assure that the Fund receives adequate compensation for the risk it is assuming and, if possible, seeks bonds that pay more than the prevailing rate of interest for the risks they involve.

PRINCIPAL INVESTMENTS

The Fund may invest freely in U.S. Treasury bonds and bonds guaranteed by an agency of the federal government. In addition, the Fund may invest in investment-grade corporate bonds and corporate paper, and mortgage and other asset-backed bonds. All of these securities must be investment grade, with at least 80% of them ranking in the three highest GRADES* assigned by Standard & Poor's and Moody's.

[SIDENOTE]

* Standard & Poor's rates investment-grade bonds BBB or higher and Moody's rates them Baa or higher. S&P's three highest GRADES are AAA, AA and A; Moody's are Aaa, Aa and A.

[END SIDENOTE]

THE ARIEL PREMIER BOND FUND CURRENTLY OFFERS TWO CLASSES OF SHARES, THE INVESTOR CLASS AND THE INSTITUTIONAL CLASS. THE INVESTOR CLASS IS PRIMARILY OFFERED TO RETAIL INVESTORS THROUGH A SEPARATE PROSPECTUS.

ARIEL PREMIER BOND FUND- INSTITUTIONAL CLASS FINANCIAL HIGHLIGHTS

The table on the opposite page provides performance data for the Ariel Premier Bond Fund-Institutional Class for the past five years. The total returns in the table represent the rate of return that an investor would have earned on an investment in the Fund. The returns assume all income and distributions earned were reinvested in the Fund. Ernst & Young LLP, the Fund's Independent Auditor, has audited this information. The Fund's financial statements are included in its Annual Report, which is available free of charge upon request.

ARIEL PREMIER BOND FUND-INSTITUTIONAL CLASS
APBFX (CUSIP #: 040337404)

                                             SIX MONTHS
                                             ENDED MARCH
                                              31, 2001
                                             (UNAUDITED)       2000        1999        1998        1997       1996
-------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period            $9.87         $9.91       $10.63      $10.30      $9.95      $10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income                           0.30           0.60        0.57        0.61        0.52       0.43
Net realized and unrealized gains
(losses) on investments                         0.34          (0.04)      (0.60)       0.40        0.37      (0.04)
                                                ----           ----        ----        ----        ----       ----
Total from investment operations                0.64           0.56       (0.03)       1.01        0.89       0.39

DISTRIBUTIONS TO SHAREHOLDERS:
Dividends from net investment income           (0.30)         (0.60)      (0.57)      (0.61)      (0.52)     (0.43)
Distributions from capital gains                 ---           ---        (0.12)      (0.07)      (0.02)     (0.01)
                                                 ---           ---         ----        ----        ----       ----
Total distributions                            (0.30)         (0.60)      (0.69)      (0.68)      (0.54)     (0.44)
                                               ------          ----        ----        ----        ----       ----
Net asset value, end of period                 $10.21         $9.87       $9.91       $10.63      $10.30      $9.95
                                               ======         =====       =====       ======      ======      =====
Total return                                  6.54% (1)       5.85%      (0.25)%      10.20%      9.26%       3.96%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period, in thousands       $195,148       $167,717    $161,495    $149,977    $113,998    $15,367
Ratio of expenses to average net assets       0.45% (2)       0.45%       0.45%       0.45%       0.45%       0.48%
Ratio of net investment income to             5.94% (2)       6.10%       5.57%       5.86%       6.05%       5.85%
average net assets
Portfolio turnover rate                         214%           492%        396%        60%         218%       423%

(1) Total return for six-month period is not annualized.
(2) Annualized.

HOW THE ARIEL PREMIER GROWTH FUND AND ARIEL PREMIER BOND FUND ARE ORGANIZED

BOARD OF TRUSTEES

The Ariel Mutual Funds operate under the supervision of a Board of Trustees responsible to the shareholders of each Fund. The Trustees are:

BERT N. MITCHELL, CPA
Chairman, Mitchell & Titus, LLP

HEADS NATION'S LARGEST MINORITY-OWNED ACCOUNTING FIRM; HOLDS B.B.A., M.B.A. AND HONORARY DOCTORATE FROM THE BARUCH SCHOOL OF BUSINESS OF THE CITY UNIVERSITY OF NEW YORK; SERVES ON THE BOARD OF BJ'S WHOLESALE CLUB, INC.; ACTIVE IN COMMUNITY AFFAIRS AND PHILANTHROPY.

MARIO L. BAEZA, ESQ.
Chairman and Chief Executive Officer
TWC/Latin America Partners, L.L.C.

REGARDED AS AN EXPERT ON LATIN AMERICAN PRIVATE EQUITY INVESTMENT, BUSINESS AND LEGAL ISSUES; HOLDS B.A. FROM CORNELL UNIVERSITY, J.D. FROM HARVARD LAW SCHOOL.

JAMES W. COMPTON
President and Chief Executive Officer
Chicago Urban League

HEADS CHICAGO URBAN LEAGUE, WHICH HAS WORKED TO ELIMINATE RACIAL DISCRIMINATION SINCE 1916; HOLDS B.A. FROM MOREHOUSE COLLEGE; SERVES ON THE BOARDS OF THE FIELD MUSEUM AND DEPAUL UNIVERSITY.

WILLIAM C. DIETRICH, CPA
Independent Financial Consultant

PROVIDES SERVICES TO ENTREPRENEURIAL AND NON-PROFIT ORGANIZATIONS; HOLDS B.A. FROM GEORGETOWN UNIVERSITY; SERVES ON BOARD OF SHALEM INSTITUTE, AN INTERNATIONALLY KNOWN ECUMENICAL ORGANIZATION.

ROYCE N. FLIPPIN, JR.
President, Flippin Associates

HEADS BROAD-BASED CONSULTING ORGANIZATION PROVIDING STRATEGIC AND IMPLEMENTATION SERVICES TO THE PUBLIC AND PRIVATE SECTORS; HOLDS A.B. FROM PRINCETON UNIVERSITY, M.B.A. FROM HARVARD BUSINESS SCHOOL.

JOHN G. GUFFEY, JR.
Treasurer and Director, Silby Guffey & Co., Inc.
Director, Calvert Social Investment Foundation

TREASURER AND DIRECTOR OF VENTURE CAPITAL FIRM SPECIALIZING IN THE HEALTHCARE AND ENVIRONMENTAL INDUSTRIES; HOLDS B.S. FROM THE WHARTON SCHOOL OF THE UNIVERSITY OF PENNSYLVANIA; SERVES ON BOARDS OF LOCAL AND NATIONAL NONPROFIT INSTITUTIONS.

MELLODY L. HOBSON
President
Ariel Capital Management, Inc.

HOLDS A.B. FROM PRINCETON UNIVERSITY'S WOODROW WILSON SCHOOL; DIRECTOR OF THE CHICAGO PUBLIC LIBRARY AND THE FIELD MUSEUM.

CHRISTOPHER G. KENNEDY
President and Director
Merchandise Mart Properties, Inc.

EXECUTIVE OF LEADING NATIONAL MANAGER OF COMMERCIAL REAL ESTATE; HOLDS B.A. FROM BOSTON COLLEGE, M.B.A. FROM NORTHWESTERN UNIVERSITY; ACTIVE IN COMMUNITY AFFAIRS.

ERIC T. MCKISSACK, CFA
Vice Chairman and Co-Chief Investment Officer
Ariel Capital Management, Inc.

HOLDS B.S. FROM THE MASSACHUSETTS INSTITUTE OF TECHNOLOGY, M.B.A. FROM THE UNIVERSITY OF CALIFORNIA AT BERKELEY; VICE CHAIRMAN OF THE TRAVELERS & IMMIGRANTS AID/CHICAGO CONNECTION; SERVES ON SEVERAL BOARDS, INCLUDING THE ECONOMIC CLUB OF CHICAGO.

JOHN W. ROGERS, JR.
Chairman and Chief Executive Officer
Ariel Capital Management, Inc.

HOLDS AN A.B. FROM PRINCETON UNIVERSITY; SERVES ON SEVERAL BOARDS, INCLUDING THE CHICAGO URBAN LEAGUE, THE JOHN S. AND JAMES L. KNIGHT FOUNDATION AND BANK ONE CORPORATION.

INVESTMENT ADVISER AND SUB-ADVISER

Ariel Capital Management, Inc. is the investment adviser of both the Ariel Premier Growth Fund and Ariel Premier Bond Fund. It is located at 200 East Randolph Drive, Suite 2900, Chicago, IL 60601 (Telephone: 312-726-0140 or 800-725-0140, web site: www.arielmutualfunds.com). With the approval of the Board of Trustees, Ariel Capital Management has appointed Lincoln Capital Management Company to act as Investment Sub-Adviser to both Funds. Subject to Ariel Capital Management's oversight, Lincoln Capital buys and sells securities for both the Ariel Premier Growth Fund and the Ariel Premier Bond Fund and conducts the research necessary to maintain the portfolios. Lincoln Capital is located at 200 South Wacker Drive, Chicago, IL 60606 (Telephone: 312-559-2880 or 800-764-9336).

PORTFOLIO MANAGER

ARIEL PREMIER GROWTH FUND

Lincoln Capital Management Company manages the Ariel Premier Growth Fund through an investment team currently comprised of eleven members, which number may change from time to time.

ARIEL PREMIER BOND FUND

Lincoln Capital Management Company manages the Ariel Premier Bond Fund through a committee composed of four members:

ANN H. BENJAMIN is a Principal in Portfolio Management. She has 21 years of investment experience. Ann earned a Bachelor's degree from Chatham College and holds a Master's degree from Carnegie Mellon University.

ANDREW A. JOHNSON is a Principal and Executive Vice President in Portfolio Management. He has 13 years of investment experience. Andy holds both a Bachelor of Science and a Master of Science from the Illinois Institute of Technology. He also earned an M.B.A. from the University of Chicago.

RICHARD W. KNEE is an Executive Vice President and Managing Director of the firm. He has 22 years of investment experience, 18 of them with Lincoln Capital. Rich earned a Bachelor of Business Administration from the University of Notre Dame and an M.B.A. from the University of California at Berkeley.

KENNETH R. MEYER is Chairman, Chief Executive Officer and Managing Director of the firm. He has 34 years of investment experience, 21 of them with Lincoln Capital. Ken holds a Bachelor of Arts from the University of Notre Dame and an M.B.A. from the Wharton School of the University of Pennsylvania. He is a Director of Irish Life of North America and serves on the Arts and Letters Council of the University of Notre Dame and the Finance Council of the Archdiocese of Chicago.

ADMINISTRATION

Ariel Capital Management, Inc. is responsible for the administrative services of both Funds. These services include:

-    opening shareholder accounts

-    processing buy and sell orders for Fund shares

- responding to shareholder requests for information on their accounts and on the Fund in general

- preparing quarterly reports to shareholders detailing the Fund's strategies and performance

-    preparing and distributing proxy materials to shareholders

- marketing shares of the Fund through banks, brokers and other financial services firms under its wholly-owned subsidiary, Ariel Distributors, Inc.

Ariel Capital Management has appointed an independent organization, SUNSTONE FINANCIAL GROUP, INC., to perform the day-to-day FUND ADMINISTRATION, TAX REPORTING SERVICES and BLUE SKY FILINGS, as well as to prepare reports for the Board of Trustees. STATE STREET BANK AND TRUST COMPANY is the Funds' TRANSFER AGENT, FUND ACCOUNTANT and CUSTODIAN. In this role, State Street prices the shares of the Funds daily, maintains shareholder records and oversees the payment of distributions to shareholders.

MANAGEMENT FEES

ARIEL PREMIER GROWTH FUND

Ariel Capital Management, Inc. will be paid as investment adviser at the following annual rate:

     0.60% of average daily net assets up to $500 million;
     0.575% of average daily net assets between $500 million and $1 billion; and 0.55% of average daily net assets above $1 billion.

Lincoln Capital Management Company will be paid by Ariel Capital Management, Inc. (not the Fund) for its services as sub-adviser at the following annual rates:

     0.4675% of the first $20 million of average daily net assets; 0.3500% for the next $130 million of average daily net assets; 0.2500% for the next $350 million of average daily net assets; 0.2000% for the next $500 million of average daily net assets; 0.1500% for the next $1.5 billion of average daily net assets; and 0.1000% over $2.5 billion of average daily net assets.

ARIEL PREMIER BOND FUND

Ariel Capital Management, Inc. will be paid as investment adviser at the annual rate of 0.35% of average daily net assets. For its administrative services, it will be paid 0.10% of average daily net assets.

Lincoln Capital Management Company will be paid by Ariel Capital Management (not the Fund) for its services as sub-adviser at the annual rate of 0.21% of average daily net assets.

SHAREHOLDER STATEMENTS AND REPORTS

To keep you informed about your investments, Ariel Mutual Funds sends you various account statements, including:

-    confirmation statements that verify a buy or sell transaction

-    quarter-end and year-end consolidated account statements

-    quarterly, semi-annual and annual Ariel Mutual Funds reports

- average costs statements for certain types of accounts that sold shares during the year

Duplicate statements can be requested by visiting our web site at www.arielmutualfunds.com or by calling 1-800-292-7435. Historical account information can be obtained by calling 1-800-292-7435 or visiting our web site at www.arielmutualfunds.com.

MANAGING YOUR ARIEL ACCOUNT

DOING BUSINESS WITH ARIEL

Ariel Mutual Funds shareholder services representatives are available Monday through Friday (except holidays) from 8:00am to 5:00pm Central time. Our WEB SITE is available 24 hours a day, 7 days a week.

ON THE WEB:
www.arielmutualfunds.com

BY PHONE:
1-800-29-ARIEL (1-800-292-7435)

IN WRITING:

REGULAR MAIL:                                      OVERNIGHT MAIL:

State Street Bank & Trust Co.                      NFDS
Attn: Ariel Mutual Funds                           ATTN: Ariel Mutual Funds
P.O. Box 219121                                    330 West 9TH Street, Floor L
Kansas City, MO 64121-9121                         Kansas City, MO 64105
(Telephone:  816-843-9700)                         (Telephone:  816-843-9700)

MINIMUM INITIAL INVESTMENT

The minimum initial investment in the Institutional Class of each Fund is $1,000,000.

CHOICES FOR ACCOUNT REGISTRATION

You can open a new account through one of the methods presented below.

-    BY MAIL:
     Send a completed application to:

     REGULAR MAIL:                                  OVERNIGHT MAIL:

     State Street Bank & Trust Co.                  NFDS
     Attn:  Ariel Mutual Funds                      Attn:  Ariel Mutual Funds
     P.O. Box 219121                                330 West 9th Street, Floor 1
     Kansas City, MO 64121-9121                     Kansas City, MO 64105
     (Telephone:  816-843-9700)                     (Telephone:  816-843-9700)

-    BY WIRE:
     Call 1-800-292-7435 to obtain a prospectus and an account number, and wire your initial investment to:

     State Street Bank & Trust Co.                       ABA# 101003621
     Attn:  Ariel Mutual Funds                           Account# 7528205
     127 West 10th Street
     Kansas City, MO 64105

SUBSCRIPTION OFFERING FOR ARIEL PREMIER GROWTH FUND

You may place an order for the purchase of shares of Ariel Premier Growth Fund during an initial offering period which will begin on or about February [1], 2002 and continue through March [15], 2002 (the "Subscription Period"). The subscription price will be the Fund's initial net asset value of $10.00 per share. You can subscribe by sending a check along with your completed subscription offer application to the addresses listed above under the subheading "Choices for Account Registration."

Checks accompanying orders received during the Subscription Period will be held uncashed by the Fund's transfer agent until the end of business on March [15], 2001. Checks received after the close of business on March [15], 2001 will receive the Fund's closing price on the date of receipt. There can be no guarantee that the Fund's net asset value after the close of the Subscription Period will be more than $10.00 per share. The Fund will not commence operations until the close of the Subscription Period.

Ariel Premier Growth Fund shares will not be available through the mutual fund no-transaction-fee supermarkets, including Charles Schwab, Fidelity and TD Waterhouse, during the Subscription Period. Although the mutual fund supermarkets will not take advance orders for the Ariel Premier Growth Fund, it is anticipated that the Fund will be available for purchase on March 18, 2001 at $10.00 per share. You should contact your mutual fund supermarket directly for more information.

If you have questions about purchasing shares of the Fund during the Subscription Period, please call (800) 292-7435 or visit our web site at www.arielmutualfunds.com.

Beginning March 18, 2001, shares of Ariel Premier Growth Fund will be available as described in this Prospectus, and the net asset value per share will fluctuate accordingly.

ADDING TO AN EXISTING ARIEL ACCOUNT

Through your financial adviser, you may purchase additional shares via one of the methods presented below.

                      CONTACT US AT                          TO ENSURE YOUR CONVENIENCE
By mail               REGULAR MAIL:                          Make your check payable to Ariel Mutual Funds.  Send it
                      State Street Bank & Trust Co.          along with the bottom of your most recent account
                      Attn: Ariel Mutual Funds               statement or with a note that includes the registered
                      P.O. Box 219121                        account name, account number and the name of the Fund
                      Kansas City, MO 64121-9121             in which you wish to invest.

                      OVERNIGHT MAIL:
                      NFDS Attn: Ariel Mutual Funds
                      330 West 9th Street, Floor 1
                      Kansas City, MO 64105
                      (Telephone: 816-843-9700)

By wire               1-800-292-7435 to arrange for this     Provide our shareholder services representative with
representative        transaction, and wire your             your name and social security number, as well as the
                      investment to:                         name and address of the financial institution wiring
                                                             the money.
                      State Street Bank & Trust Co.
                      Attn: Ariel Mutual Funds
                      127 West 10th Street
                      Kansas City, MO 64105
                      ABA# 101003621
                      Account# 7528205

PLEASE NOTE:

- We calculate the number of shares you have purchased based on the net asset value of shares next computed after we receive your order.

-    We can process purchase orders only in U.S. dollars drawn from U.S. banks.

- We cannot accept cash, money orders, credit cards, credit card checks or third-party checks.

- If payment for your check or telephone purchase order does not clear, Ariel will cancel your purchase and you will be liable for any losses or fees the Fund or its transfer agent incurs.

SELLING ARIEL MUTUAL FUND SHARES

Through your financial adviser, you may sell shares via any of the methods presented below for all authorized accounts.

                   CONTACT US AT                           TO ENSURE YOUR CONVENIENCE
By wire            1-800-292-7435 to arrange for this      Call or send us a letter with your account name and
                   transaction                             number, as well as the number of shares you wish to sell
                                                           or the dollar amount you wish to receive.  WE WILL WIRE
                                                           THE PROCEEDS TO THE FINANCIAL INSTITUTION OF RECORD.


                                       22

By mail            REGULAR MAIL:                           Send us a letter with your account name, account number,
                   State Street Bank & Trust Co.           and the number of shares you wish to sell or the dollar
                   Attn: Ariel Mutual Funds                amount you wish to receive.  A CHECK WILL BE SENT TO THE
                   P.O. Box 219121                         ADDRESS OF RECORD.
                   Kansas City, MO 64121-9121

                   OVERNIGHT MAIL:
                   NFDS Attn: Ariel Mutual Funds
                   330 West 9th Street, Floor 1
                   Kansas City, MO 64105
                   (Telephone: 816-843-9700)

By phone           1-800-292-7435 to arrange for this      Provide our shareholder services representative with your
                   transaction                             name, social security number and account number.

PLEASE NOTE:

- You may sell all or any portion of your Ariel Premier Growth Fund shares on any day the New York Stock Exchange is open for business, and your Ariel Premier Bond Fund shares on any day the New York Stock Exchange is open, plus Columbus Day and Veterans' Day.

- We must receive your sell request before New York Stock Exchange (NYSE) Closing Time (normally 3:00 p.m. Central Time) in order for you to receive that day's closing price. If we receive your request after Closing Time, we will process your sell request at the NAV next calculated on the following business day.

- We normally send the proceeds of your sale to you the next business day except, as noted, in the case of shares purchased by mail or through Automatic Investment. However, if we feel the sale may adversely affect the operation of the Fund, we may take up to seven days to send your proceeds.

- We only honor telephone sales requests up to $100,000. We require a signature guarantee if you want to sell more than $100,000 in shares.

- We either send proceeds of such sales to the registered address of the account or we require a signature guarantee if you instruct us to make payment to anyone other than the shareholder of record at the address on file for your account. Any changed address must be on file with us for no less than 60 days.

-    We may charge a $10 fee to process wire sales.

- If a sale or transfer of shares reduces the value of your account below $1,000,000 in either Fund, we reserve the right to close your account and send you the proceeds with 30 days' written notice. Ariel will redeem your shares at the NAV calculated on the day your account is closed.

- Qualified broker-dealers may charge a fee for processing a sale or purchase.

- We reserve the right to pay redemptions in both the Ariel Premier Growth Fund and Ariel Premier Bond Fund in kind (marketable portfolio securities).

SHAREHOLDER SERVICES

CONFIRMING YOUR TRANSACTIONS

We will send you a written confirmation of every purchase and sale. Please review the confirmation for accuracy.

SECURING YOUR TELEPHONE ORDERS

Ariel will take all reasonable precautions to ensure that your telephone transactions are authentic, including tape-recording your instructions. We cannot, however, be held liable for executing instructions we reasonably believe to be genuine.

EXCHANGING SHARES

You may exchange the shares of any Ariel Mutual Fund you own for shares of any of the other Ariel Mutual Funds. Also, you may exchange your shares for shares of SSgA Money Market Fund. As long as you meet the required minimum for each fund, you do not have to pay for the exchange. You should read the prospectus for any new fund in which you invest. You can obtain prospectuses by calling 1-800-29-ARIEL (1-800-292-7435) or by visiting our web site at www.arielmutualfunds.com.

PLEASE NOTE:

- To switch shares from one Ariel account to another Ariel account, call 1-800-292-7435.

- Each exchange represents both a sale and a purchase of Fund shares. Therefore, you may incur a gain or loss for income tax purposes on any exchange.

- Shares purchased through exchange must be registered in the current account name with the same social security or taxpayer identification number.

- If you are authorized for telephone transactions and you provide the proper information to an agent of your choice, your agent can also make telephone exchanges on your behalf.

- You must allow at least 24 hours to make a second exchange between any one pair of Ariel Mutual Funds.

- We must receive your exchange request before New York Stock Exchange (NYSE) Closing Time (normally 3:00pm Central time) in order for you to receive that day's closing price. If we receive your request after Closing Time, we will process your exchange at the NAV next calculated on the following business day.

Ariel Mutual Funds has the right to revoke or modify your exchange privilege with 60 days' written notice, or with no notice on evidence of disruptive or excessive exchanging of shares. Excessive trading can hurt Fund performance and shareholders.

CALCULATING THE FUND'S SHARE PRICES

We calculate the price of the Fund's shares at net asset value (NAV) as of the close of regular trading on the New York Stock Exchange (normally 3:00pm Central time) every day the Exchange is OPEN FOR BUSINESS.* The NAV is computed by subtracting the fund's liabilities from the total value of its assets (i.e., the market value of the securities it holds plus its cash reserves) and dividing the result by the number of shares outstanding. The securities held in the Fund's portfolio are generally valued at their market prices. In cases when price quotes for a particular security are not readily available or the quote is determined not to represent a fair value, we calculate a fair value of the security under procedures established by the Board of Trustees.

DISTRIBUTIONS

Net investment income accrues daily and is paid monthly. Net realized capital gains are distributed at the end of the year. Unless otherwise instructed, we reinvest these distributions in additional shares at the share price computed on the day of the distribution. You may, however, choose to have dividends or capital gain distributions totaling more than $10 paid out in cash. To do so, you must notify Ariel Mutual Funds in writing 10 days prior to the payment date. Please refer to the mailing address on page 18.

TAXES

The tax status of your distributions from a Fund does not depend on whether you reinvest them or take them in cash, nor does it depend on how long you have owned your shares. Rather, income and short-term capital gains distributions are taxed as ordinary income. Long-term capital gains distributions are taxed as long-term capital gains and different tax rates apply for these distributions.

[SIDENOTE]

* The exchange is normally OPEN FOR BUSINESS every week, Monday through Friday, except when the following holidays are celebrated: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Ariel may suspend redemptions or postpone payment dates on days when the NYSE is closed (other than weekends and holidays), when trading is restricted or as permitted by the SEC.

* Tax laws are subject to change. We recommend consulting your tax advisor about your particular tax situation under the current laws.

[END SIDENOTE]

Every January, Ariel will send you and the IRS a statement called Form 1099-DIV; this form will show the amount of each taxable distribution you received from the previous year. If the total distributions you received for the year are less than $10, you may not receive a 1099.

If you sell shares you have held for a year or longer, any gain or loss is treated as a capital gain or loss. If you sell shares within one year of purchase, any gains are treated as ordinary income and losses are subject to special rules.

PRIVACY NOTICE

We collect information about you from your account application and other forms that you deliver to us. We use this information to process your requests and transactions; for example, to provide you with additional information about our Funds, to open an account for you or to process a transaction. In order to service your account and effect your transactions, we may provide your personal information to firms that assist us in servicing your account, such as our transfer agent. We also may provide your name and address to one of our agents for the purpose of mailing your account statement and other information about our products and services to you. We require these outside firms, organizations or individuals to protect the confidentiality of your information and to use the information only for the purpose for which the disclosure is made. We do not provide customer names and addresses to outside firms, organizations or individuals except in furtherance of our business relationship with you, or as otherwise allowed by the law.

We will only share information about you with those employees who will be working with us to provide our products and services to you. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your personal information.

[ARIEL MUTUAL FUNDS LOGO]

Additional information about Ariel Mutual Fund investments is available in the Funds' annual and semiannual reports to shareholders. In the Funds' annual report, you will find a discussion of the market conditions and investment strategies that significantly affected their performance during the last fiscal year.

You can find more detailed information about the Ariel Mutual Funds in the current Statement of Additional Information, dated January 7, 2002, which we have filed electronically with the Securities and Exchange Commission (SEC) and which is incorporated by reference into this Prospectus. To receive your free copy of the Statement of Additional Information, or any of the annual or semiannual reports, or if you have questions about investing in the Funds, contact us at:

ARIEL MUTUAL FUNDS
P.O. BOX 219121
KANSAS CITY, MO 64121-9121
1-800-29-ARIEL (1-800-292-7435)
www.arielmutualfunds.com

You can find reports and other information about the Funds on the SEC Website (http://www.sec.gov), or you can get copies of this information, after payment of a duplicating fee, by writing to the Public Reference Section of the SEC, Washington, DC 20549-0102. Information about the Funds, including their Statements of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, DC. For information on the Public Reference Room, call the SEC at 202-942-8090 or send an e-mail to publicinfo@sec.gov.

                                                    [ARIEL MUTUAL FUNDS LOGO]-SM
                                                              Ariel Mutual Funds
                                        Investment Company Act File No. 811-4786
                                                             Inst. Pro. 1-7-2002

THE INFORMATION IN THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT COMPLETE AND
    MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS
STATEMENT OF ADDITIONAL INFORMATION IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER
                               IS NOT PERMITTED.

                             ARIEL INVESTMENT TRUST
              STATEMENT OF ADDITIONAL INFORMATION - JANUARY _, 2002
                      ARIEL FUND, ARIEL APPRECIATION FUND,
              ARIEL PREMIER GROWTH FUND AND ARIEL PREMIER BOND FUND
                             200 East Randolph Drive
                                   Suite 2900
                             Chicago, Illinois 60601
                         1-800-29-ARIEL (1-800-292-7435)
                            www.arielmutualfunds.com


         Ariel Fund ("Ariel Fund"), Ariel Appreciation Fund ("Appreciation Fund"), Ariel Premier Growth Fund ("Premier Growth Fund") and Ariel Premier Bond Fund ("Bond Fund") (collectively, the "Ariel Mutual Funds", the "Funds") are series of Ariel Growth Fund, doing business as Ariel Investment Trust (the "Trust").

         The Trust's audited financial statements included in the Annual Report to Shareholders for the Funds dated September 30, 2000 and the Trust's unaudited financial statements included in the Semi-Annual Report to Shareholders for the Funds dated March 31, 2001 are expressly incorporated herein by reference and made a part of this Statement of Additional Information. Copies of both the Annual Report and Semi-Annual Report may be obtained free of charge by writing or calling the Funds.

         THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS BUT PROVIDES INFORMATION THAT SHOULD BE READ IN CONJUNCTION WITH THE FUNDS' PROSPECTUSES DATED JANUARY __, 2002 AND ANY SUPPLEMENTS THERETO, WHICH MAY BE OBTAINED FREE OF CHARGE BY WRITING OR CALLING THE FUNDS.

                                TABLE OF CONTENTS

GENERAL INFORMATION ...........................................................1
INVESTMENT RESTRICTIONS .......................................................1
INVESTMENT STRATEGIES AND RISKS FOR THE ARIEL FUND, ARIEL
  APPRECIATION FUND AND ARIEL PREMIER GROWTH FUND .............................6
INVESTMENT STRATEGIES AND RISKS FOR THE ARIEL PREMIER BOND FUND ...............8
TOTAL RETURN, YIELD AND OTHER PERFORMANCE INFORMATION ........................20
TOTAL RETURN AND DISTRIBUTION RATES ..........................................20
DIVIDENDS, CAPITAL GAINS AND TAXES ...........................................23
PURCHASING, EXCHANGING, AND REDEEMING SHARES .................................25
PRICING SHARES ...............................................................33


IN-KIND PURCHASES OF INSTITUTIONAL CLASS SHARES OF THE ARIEL
  PREMIER GROWTH FUND AND ARIEL PREMIER BOND FUND ............................34
INVESTMENT ADVISER, SUB-ADVISER AND SERVICES ADMINISTRATOR ...................34
METHOD OF DISTRIBUTION .......................................................37
TRANSFER AGENT AND CUSTODIAN .................................................38
PORTFOLIO TRANSACTIONS .......................................................38
INDEPENDENT AUDITORS .........................................................39
TRUSTEES AND OFFICERS ........................................................40
COMPENSATION SCHEDULE ........................................................41
SIGNIFICANT SHAREHOLDERS .....................................................42
APPENDIX .....................................................................45

                               GENERAL INFORMATION

         The Ariel Fund, Ariel Appreciation Fund, Ariel Premier Growth Fund and Ariel Premier Bond Fund are series of Ariel Growth Fund (doing business as Ariel Investment Trust), an open-end, diversified management investment company organized as a serial Massachusetts business trust on April 1, 1986. The Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust. The shareholders of a Massachusetts business trust might, however, under certain circumstances, be held personally liable as partners for its obligations. The Declaration of Trust provides for indemnification and reimbursement of expenses out of Trust assets for any shareholder held personally liable for obligations of the Trust. The Declaration of Trust further provides that the Trust may maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust, its shareholders, trustees, officers, employees and agents to cover possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance exists and the Trust itself is unable to meet its obligations.

         Each share of each series of the Trust represents an equal proportionate interest in that series and is entitled to such dividends and distributions out of the income belonging to such shares as declared by the Board. Upon any liquidation of the Trust, shareholders are entitled to share pro rata in the net assets belonging to that series available for distribution.

         Both the Ariel Premier Growth Fund and the Ariel Premier Bond Fund currently offer two classes of shares, the Institutional Class and the Investor Class. The Institutional Class is offered primarily to institutional investors. Institutional Class shares are sold and redeemed at net asset value and are not subject to Rule 12b-1 distribution fees. The Investor Class is offered to retail investors and is sold and redeemed at net asset value, but is subject to Rule 12b-1 distribution fees.

         The Prospectuses and this Statement of Additional Information do not contain all the information in the Funds' registration statement. The registration statement is on file with the Securities and Exchange Commission and is available to the public.

                             INVESTMENT RESTRICTIONS

         The Trust has adopted the following investment restrictions for its Funds. Fundamental investment restrictions cannot be changed as to a Fund without the approval of the holders of a majority of the outstanding shares of the Fund (As defined in the Investment Company Act of 1940, this means the lesser of the vote of (a) 67% of the shares of the Fund at a meeting where more than 50% of the outstanding shares are present in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund. Shares have equal rights as to voting.). The restrictions described as non-fundamental, which apply to the Ariel Premier Growth Fund and the Ariel Premier Bond Fund, may be changed without shareholder approval.

ARIEL FUND AND ARIEL APPRECIATION FUND

         The Ariel Fund and Ariel Appreciation Fund have adopted the following FUNDAMENTAL investment restrictions; neither Fund may:

         (1) Purchase securities of any issuer (other than obligations issued, or guaranteed by, the United States Government, its agencies or instrumentalities) if, as a result, more than 5% of the value of the Fund's total assets would be invested in securities of such issuer.

         (2) Concentrate more than 25% of the value of its total assets in any one industry; provided, however, that there is no limitation with respect to investments in obligations issued or guaranteed by the United States Government or its agencies and instrumentalities.

         (3) Purchase more than 10% of the outstanding voting securities of any issuer.

         (4) Make loans (other than loans of its portfolio securities, loans through the purchase of money market instruments and repurchase agreements, or loans through the purchase of bonds, debentures or other debt securities of the types commonly offered privately and purchased by financial institutions). The purchase of a portion of an issue of publicly distributed debt obligations shall not constitute the making of loans. (See also "Additional Information about Lending Securities and Repurchase Agreements -- Loans of Portfolio Securities.")

         (5) Underwrite the securities of other issuers.

         (6) Purchase securities which are subject to legal or contractual restrictions on resale or for which there is no readily available market or which are repurchase agreements not terminable within seven days if at the time of purchase more than 5% of the Appreciation Fund's total assets or 10% of the Ariel Fund's total assets would be so invested.

         (7) Purchase from or sell to any of the Fund's officers or trustees, or firms of which any of them are members, any securities (other than capital stock of the Fund), but such persons or firms may act as brokers for the Fund for customary commissions.

         (8) Issue senior securities or borrow money, except from banks as a temporary measure for extraordinary or emergency purposes and then only in an amount up to 10% of the value of its total assets in order to meet redemption requests without immediately selling portfolio securities. In order to secure any such bank borrowings under this section, the Fund may pledge, mortgage or hypothecate the Fund's assets and then in an amount not greater than 15% of the value of its total assets. The Fund will not borrow for leverage purposes and investment securities will not be purchased while any borrowings are outstanding.

         (9) Make short sales of securities, purchase any securities on margin, or invest in warrants or commodities.

         (10) Write, purchase or sell puts, calls, straddles or spreads, or combinations thereof.

         (11) Purchase or retain the securities of any issuer if any officer or trustee of the Fund or its investment adviser owns beneficially more than 1/2 of 1% of the securities of such issuer and if together such individuals own more than 5% of the securities of such issuer.

         (12) Invest for the purpose of exercising control or management of another issuer.

         (13) Invest in real estate or real estate limited partnerships, although it may invest in securities which are secured by real estate or real estate mortgages and may invest in the securities of issuers which invest or deal in commodities, commodity futures, real estate or real estate mortgages.

         (14) Invest in interests in oil, gas, or other mineral exploration or development programs, although it may invest in securities of issuers which invest in or sponsor such programs.

         (15) Purchase the securities of other investment companies, except as they may be acquired as part of a merger, consolidation or acquisition of assets.

         (16) Purchase the securities of companies which have a record of less than three years' continuous operation if, as a result, more than 5% of the value of the Fund's assets would be invested in securities of such issuer.

         (17) Engage in arbitrage transactions. Restrictions apply as of the time of the transaction entered into by a Fund without regard to later changes in the value of any portfolio security or the assets of the Fund.

ARIEL PREMIER GROWTH FUND

         The Ariel Premier Growth Fund has adopted the following FUNDAMENTAL investment restrictions. The Fund may not:

         (1) With respect to 75% of its total assets, purchase securities of any issuer (other than obligations issued, or guaranteed by, the United States Government, its agencies or instrumentalities) if, as a result, more than 5% of the value of the Fund's total assets would be invested in securities of such issuer.

         (2) Concentrate more than 25% of the value of its total assets in any one industry; provided, however, that there is no limitation with respect to investments in obligations issued or guaranteed by the United States Government or its agencies and instrumentalities.

         (3) Purchase more than 10% of the outstanding voting securities of any issuer.

         (4) Make loans (other than loans of its portfolio securities, loans through the purchase of money market instruments and repurchase agreements, or loans through the purchase of bonds, debentures or other debt securities of the types commonly offered privately and purchased by financial institutions). The purchase of a portion of an issue of publicly distributed debt obligations shall not constitute the making of loans. (See also "Additional Information about Lending Securities and Repurchase Agreements -- Loans of Portfolio Securities.")

         (5) Underwrite the securities of other issuers.

         (6) Issue senior securities or borrow money, except from banks as a temporary measure for extraordinary or emergency purposes and then only in an amount up to 10% of the value of its total assets in order to meet redemption requests without immediately selling portfolio securities. In order to secure any such bank borrowings under this section, the Fund may pledge, mortgage or hypothecate the Fund's assets and then in an amount not greater than 15% of the value of its total assets. The Fund will not borrow for leverage purposes and investment securities will not be purchased while any borrowings are outstanding.

         (7) Make short sales of securities, purchase any securities on margin, or invest in warrants or commodities.

         (8) Invest in real estate or real estate limited partnerships, although it may invest in securities which are secured by real estate or real estate mortgages and may invest in the securities of issuers which invest or deal in commodities, commodity futures, real estate or real estate mortgages.

         In addition to the foregoing restrictions, the Ariel Premier Growth Fund has adopted the following NON-FUNDAMENTAL investment restrictions that may be changed without shareholder approval. The Fund may not:

         (1) Purchase securities which are subject to legal or contractual restrictions on resale or for which there is no readily available market or which are repurchase agreements not terminable within seven days if at the time of purchase more than 15% of the Fund's total assets would be so invested.

         (2) Write, purchase or sell puts, calls, straddles or spreads, or combinations thereof.

         (3) Invest for the purpose of exercising control or management of another issuer.

ARIEL PREMIER BOND FUND

         The Ariel Premier Bond Fund has adopted the following FUNDAMENTAL investment restrictions. The Fund may not:

         (1) Commodities. The Fund may not purchase or sell commodities or commodity contracts except contracts in respect to financial futures.

         (2) Real Estate. The Fund may not purchase real estate or real estate mortgages, but may purchase securities backed by real estate or interests therein (including mortgage interests) and securities of companies, including real estate investment trusts, holding real estate or interests (including mortgage interests) therein. (This does not prevent the Fund from owning and liquidating real estate or real estate interests incident to a default on portfolio securities.)

         (3) Diversification of Fund Investments.

                  (a) Fund Assets. With respect to 75% of the value of its total assets, the Fund may not buy the securities of any issuer if more than 5% of the value of the Fund's total assets would then be invested in that issuer. Securities issued or guaranteed by the U.S. government or its agencies or instrumentalities and repurchase agreements involving such securities ("U.S. Government Securities") are not subject to this limitation.

                  (b) Securities of Issuers. With respect to 75% of the value of its total assets, the Fund may not purchase the securities of any issuer if after such purchase the Fund would then own more than 10% of such issuer's voting securities. U.S. Government Securities are not subject to this limitation.

         (4) Industry Concentration. The Fund may not purchase the securities of companies in any one industry if 25% or more of the value of the Fund's total assets would then be invested in companies having their principal business activity in the same industry. U.S. Government Securities are not subject to this limitation.

         (5) Senior Securities; Borrowing. The Fund may not issue senior securities except as permitted under the Investment Company Act of 1940. The Fund may not pledge or hypothecate any of its assets, except in connection with permitted borrowing.

         (6) Underwriting. The Fund does not engage in the underwriting of securities. (This does not preclude it from selling restricted securities in its portfolio.)

         (7) Lending Money or Securities. The Fund may not lend money, except that it may purchase and hold debt securities publicly distributed or traded or privately placed and may enter into repurchase agreements. The Fund will not lend securities if such a loan would cause more than one-third of the Fund's net assets to then be subject to such loans.

         (8) Officer and Trustees. The Fund may not purchase from or sell to any of the Trust's officers or trustees, or firms of which any of them are members, any securities (other than capital stock of the Fund), but such persons or firms may act as brokers for the Fund for customary commissions.

         In addition to the foregoing restrictions, the Ariel Premier Bond Fund has adopted the following NON-FUNDAMENTAL investment restrictions that may be changed without shareholder approval. The Fund may not:

         (1) Margin. The Fund may not purchase any securities on margin, except that the Fund may (a) obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities; or (b) make margin deposits in connection with transactions in futures and forward contracts.

         (2) Borrowing. The Fund may not borrow money except from banks for temporary or emergency purposes in an amount not exceeding 33-1/3% of the value of its total assets (including amounts borrowed). The Fund may not purchase securities when money borrowed exceeds 5% of its total assets.

         (3) Futures. The Fund may not purchase a futures contract, except in respect to interest rates and then only if, with respect to positions which do not represent bona fide hedging, the aggregate initial margin for such positions would not exceed 5% of the Fund's total assets.

         (4) Illiquid Securities. The Fund may not purchase illiquid securities (including restricted securities which are illiquid and repurchase agreements maturing in more than seven days) if, as a result, more than 15% of its net assets would be invested in such securities.

         (5) Ownership of Portfolio Securities by Officers and Directors. The Fund may not purchase or retain the securities of any issuer if any officer or trustee of the Fund or its investment adviser owns beneficially more than 1/2 of 1% of the securities of such issuer and if together such individuals own more than 5% of the securities of such issuer.

         (6) Lending portfolio securities. The Fund may not loan portfolio securities.

         (7) Oil and Gas Programs. The Fund may not invest in interests in oil, gas, or other mineral exploration or development programs, although it may invest in securities of issuers which invest in or sponsor such programs.

         (8) Investment Companies. The Fund may not purchase the securities of other investment companies, except as they may be acquired as part of a merger, consolidation or acquisition of assets.

         (9) Unseasoned Issuers. The Fund may not purchase the securities of companies which, together with its predecessors, have a record of less than three years' continuous operation if, as a result, more than 5% of the value of its assets would be invested in securities of such companies. U.S. Government Securities and issuers of asset-backed securities are not subject to this limitation.

INVESTMENT STRATEGIES AND RISKS FOR THE ARIEL FUND, ARIEL APPRECIATION FUND AND
                           ARIEL PREMIER GROWTH FUND

         Although there is no predetermined percentage of assets to be invested in stocks, bonds, or money market instruments, each Stock Fund (Ariel Fund, Ariel Appreciation Fund and Ariel Premier Growth Fund) will normally invest its assets in equity securities. Such securities will include common stocks, convertible debt securities and preferred stocks. On occasion, however, the Funds may invest in debt obligations or fixed-income obligations, such as money market instruments. Securities may be purchased subject to repurchase agreements with recognized securities dealers and banks.

DEBT OBLIGATIONS

         Debt obligations in which the Funds may invest may be long-term, intermediate-term, short-term or any combination thereof, depending on Ariel Capital Management, Inc.'s (the "Adviser") and, if applicable, Lincoln Capital Management Company's (the "Sub-Adviser") evaluation of current and anticipated market patterns and trends. Such debt obligations consist of the following: corporate obligations which at the date of investment are rated within the four highest grades established by Moody's Investors Services, Inc. (Aaa, Aa, A, or
Baa), or by Standard & Poor's Corporation (AAA, AA, A, or BBB), or, if not rated, are of comparable quality as determined by the Adviser and, if applicable, the Sub-Adviser (bonds rated Baa or BBB are considered medium grade obligations and have speculative characteristics); obligations issued or guaranteed as to principal by the United States Government or its agencies or instrumentalities; certificates of deposit, time deposits, and bankers' acceptances of U.S. banks and their branches located outside the U.S. and of U.S. branches of foreign banks, provided that the bank has total assets of at least one billion dollars or the equivalent in other currencies; commercial paper which at the date of investment is rated A-2 or better by Standard & Poor's, Prime-2 or better by Moody's or, if not rated, is of comparable quality as determined by the Adviser and, if applicable, the Sub-Adviser; and any of the above securities subject to repurchase agreements with recognized securities dealers and banks. In the event any debt obligation held by a Stock Fund is downgraded below the lowest permissible grade, the Stock Fund is not required to sell the security, but the Adviser and, if applicable, the Sub-Adviser, will consider the downgrade in determining whether to hold the security. In any event, a Stock Fund will not purchase or, if downgraded, continue to hold debt obligations rated below the lowest permissible grade if more than 5% of such Stock Fund's net assets would be invested in such debt obligations (including, for the purpose of this limitation, convertible debt securities rated below Baa or BBB, or if unrated, of comparable quality).

THE FUNDS MAY LEND THEIR PORTFOLIO SECURITIES

         Securities of a Fund may be loaned to member firms of the New York Stock Exchange and commercial banks with assets of one billion dollars or more. Any such loans must be secured continuously in the form of cash or cash equivalents, such as U.S. Treasury bills. The amount of the collateral must, on a current basis, equal or exceed the market value of the loaned securities, and the loan must be terminable upon notice, at any time. The Trust will exercise its right to terminate a securities loan in order to preserve its right to vote upon matters of importance affecting holders of the securities. A Fund may make a securities loan if the value of the securities loaned from the Fund will not exceed 10% of the Fund's assets. However, as a matter of non-fundamental policy, such loan is not made if it would cause more than 5% of net assets of a Fund to be subject to such loans.

         The advantage of such loans would be that the Fund continues to receive the equivalent of the interest earned or dividends paid by the issuer on the loaned securities while at the same time earning interest on the cash or equivalent collateral.

         Securities loans would be made to broker-dealers and other financial institutions to facilitate their deliveries of such securities. As with any extension of credit there may be risks of delay in recovery and possibly loss of rights in the loaned securities should the borrower of the loaned securities fail financially. However, loans will be made only to those firms that the Adviser and, if applicable, Sub-Adviser, deems creditworthy and only on such terms as the Adviser and, if applicable, Sub-Adviser, believes should compensate for such risk. On termination of the loan the borrower is obligated to return the securities to the Fund; any gain or loss in the market value of the security during the loan period will inure to the Fund. Custodial fees may be paid in connection with the loan.

REPURCHASE AGREEMENTS

         A Fund may purchase securities subject to repurchase agreements. Repurchase agreements are transactions in which a person purchases a security and simultaneously commits to resell that security to the seller at a mutually agreed upon time and price. The seller's obligation is secured by the underlying security. The repurchase price reflects the initial purchase price plus an agreed upon market rate of interest. While the underlying security may bear a maturity in excess of one year, the term of the repurchase agreement is always less than one year. Repurchase agreements not terminable within seven days will be limited to no more than 5% of a Fund's assets. Repurchase agreements are short-term money market investments, designed to generate current income.

         A Fund will only engage in repurchase agreements with recognized securities dealers and banks determined to present minimal credit risk by the Adviser and, if applicable, the Sub-Adviser.

         A Fund will only engage in repurchase agreements reasonably designed to secure fully, during the term of the agreement, the seller's obligation to repurchase the underlying security and will monitor the market value of the underlying security during the term of the agreement. If the value of the underlying security declines and is not at least equal to the repurchase price due to the Fund pursuant to the agreement, the Fund will require the seller to pledge additional securities or cash to secure the seller's obligations pursuant to the agreement. If the seller defaults on its obligation to repurchase and the value of the underlying security declines, the Fund may incur a loss and may incur expenses in selling the underlying security.

         INVESTMENT STRATEGIES AND RISKS FOR THE ARIEL PREMIER BOND FUND

THE FUND SEEKS TO MAXIMIZE TOTAL RETURN

         The Fund seeks to achieve its investment objective by implementing decisions regarding the level and direction of interest rates (duration and yield curve decisions) and through the purchase and sale of securities to take advantage of perceived yield spread opportunities.

INVESTMENT OBJECTIVE

         The investment objective of the Fund is to seek to maximize total return through a combination of income and capital appreciation. The Fund generally invests in high quality, highly liquid fixed-income securities. Normally, the Fund will invest at least 80% of its total assets in fixed-income securities rated A or better by Moody's Investors Service, Inc. ("Moody's") or Standard and Poor's Corporation ("S & P") or that are not rated by Moody's or S & P but are deemed to be of comparable quality by the Sub-Adviser ("A-Grade Securities"). In the event that downgrades of securities cause less than 80% of the Fund's total assets to be invested in A-Grade Securities, the Sub-Adviser will take steps as soon as practicable to increase the Fund's holdings of A-Grade Securities. The Fund seeks to achieve its investment objective by implementing decisions regarding the level and direction of interest rates (duration and yield curve decisions) and through the purchase and sale of securities to take advantage of perceived yield spread opportunities. The Fund may purchase any type of income producing security including, but not limited to, U.S. government and agency obligations, mortgage-backed and other asset-backed securities, commercial paper and corporate debt securities.

         The Fund will take reasonable risks in seeking to achieve its investment objective. There is, of course, no assurance that the Fund will be successful in meeting its objective since there is risk involved in the ownership of securities.

DURATION

         Duration is a measure of the expected life of a fixed-income security that was developed as a more precise alternative to the concept of term-to-maturity. Duration incorporates a bond's yield, coupon interest payments, final maturity and call features into one measure. Duration is also a way to measure the interest-rate sensitivity of the Fund's portfolio. The duration of the Fund is calculated by averaging the durations of the bonds held by the Fund with each duration "weighted" according to the percentage of net assets that it represents. In general, the higher the Fund's duration, the greater the appreciation or depreciation of the Fund's assets will be when interest rates change. In its attempt to maximize total return the Sub-Adviser, intends to vary the duration of the Fund, as described below, depending on its outlook for interest rates.

INVESTMENT PROCESS

         The Fund's average duration will be longer when the Sub-Adviser believes that interest rates will fall and shorter when it believes interest rates will rise.

INTEREST RATE DECISIONS

         The Sub-Adviser seeks to achieve a duration equal to the duration of the domestic, investment grade bond market when its outlook for interest rates is neutral. The portfolio's average duration will be longer when the Sub-Adviser believes that interest rates will fall and shorter when it believes interest rates will rise. The stronger the Sub-Adviser's conviction, the further the Fund's duration will diverge from the duration of the domestic, investment grade bond market, which generally averages approximately five years. The Fund's duration will normally range from four to six years. It is expected that only on rare occasions will the Fund's duration reach the extreme positions (plus or minus 2 years from the duration of the domestic, investment grade bond market).

         The Fund's duration relative to that of the domestic, investment grade bond market is established in periodic strategy meetings of a committee consisting of senior officers of the Sub-Adviser. Changes in the Fund's duration are based on a disciplined evaluation of three factors:

         (a)      Economic activity and capacity for growth;
         (b)      U.S. Government monetary policy; and
         (c)      Expectations for inflation.

         The committee evaluates the above factors and weights each one to determine a precise duration position relative to the duration of the domestic, investment grade bond market. Over time, changes in the duration position take the form of a series of small movements; generally in one-half year increments.

         Once the Fund's specific duration position has been established, remaining decisions (i.e. yield curve structure, sector emphasis and issue selections), are made and implemented by the Sub-Adviser's Fixed Income Group working as a team. These decisions are based on the Sub-Adviser's belief that yield spreads reflect fundamental risk premiums. These premiums reflect compensation for accepting credit risk or uncertain cash flow patterns (timing and amounts). The Sub-Adviser's judgments on these spreads are influenced by its outlook for business conditions and for the volatility of interest rates. These judgments are supported by studies of historical spread relationships and break-even spread analysis. Cash equivalents may be used to create the desired yield curve structure. Portfolio positions are continually monitored and evaluated.

SECTOR EMPHASIS AND SECURITY SELECTION

         Sector and security selection decisions are based on the Sub-Adviser's judgment and are supported by studies of historical spread relationships, break-even yield spread analysis, and model driven portfolio return projections. In order to monitor yield spreads, the Sub-Adviser maintains extensive yield spread data banks and has direct computer access to extensive historical yield spread data and specific issuer data.

         Credit research consists of internally generated fundamental analysis and input from rating agencies and other sources. A committee at the Sub-Adviser reviews those corporate bonds that are considered for purchase. By focusing on higher-rated securities and by comparing judgments among outside sources to internal credit judgments, the Sub-Adviser believes that credit risk can be managed and reduced. It is unlikely that the Sub-Adviser will seek to enhance the Fund's return by anticipating an improvement in the creditworthiness of specific corporate issuers, particularly lower rated issuers.

FUND INVESTMENTS

         IN GENERAL. The Fund may invest in fixed-income securities which are obligations of, or guaranteed by the U.S. Government, its agencies or instrumentalities ("U.S. Government Securities"). U.S. Government Securities are unrated but are generally considered high-grade securities. The Fund may also invest in other investment grade fixed-income securities, including corporate bonds, mortgage-backed and other asset-backed securities and other high quality, liquid investments.

         The debt securities in which the Fund will invest are investment grade securities. These are securities rated in the four highest grades assigned by Moody's (Aaa, Aa, A and Baa) or S&P (AAA, AA, A and BBB) or that are not rated by Moody's or S & P but deemed to be of comparable quality by the Sub-Adviser. Generally, at least 80% of the Fund's total assets will be invested in A-Grade Securities, which are in the three highest grades, or the equivalent, while 20% of the total assets are not so limited. The lowest investment grade securities (Baa and BBB) have speculative characteristics because changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments. The Fund will not invest in securities below investment grade (so called "junk bonds"). In the event of a downgrade of a debt security held by the Fund to below investment grade, the Fund is not usually required to automatically sell the issue, but the Sub-Adviser will consider whether to continue holding the security. However, if such a downgrade would cause more than 5% of net assets to be invested in debt securities below investment grade, the Sub-Adviser will take steps as soon as practicable to reduce the proportion of debt below investment grade to 5% of net assets or less.

         The value of the shares issued by the Fund is not guaranteed and will fluctuate with changes in the value of the Fund's portfolio. Generally when prevailing interest rates rise, the value of the Fund`s portfolio is likely to decline and when prevailing interest rates decline, the value of the Fund's portfolio is likely to rise.

U.S. GOVERNMENT SECURITIES

         There are two basic types of U.S. Government Securities: (1) direct obligations of the U.S. Treasury, and (2) obligations issued or guaranteed by an agency or instrumentality of the U.S. Government. Agencies and instrumentalities of the U.S. Government include Federal Farm Credit System ("FFCS"), Student Loan Marketing Association ("SLMA"), Federal Home Loan Mortgage Corporation ("FHLMC"), Federal Home Loan Banks ("FHLB"), Federal National Mortgage Association ("FNMA") and Government National Mortgage Association ("GNMA"). Some obligations issued or guaranteed by agencies or instrumentalities, such as those issued by GNMA, are fully guaranteed by the U.S. Government. Others, such as FNMA bonds, rely on the assets and credit of the instrumentality with limited rights to borrow from the U.S. Treasury. Still other securities, such as obligations of the FHLB, are supported by more extensive rights to borrow from the U.S. Treasury.

         The guarantees of the U.S. Government, its agencies and instrumentalities are guarantees of the timely payment of principal and interest on the obligations purchased and not of their market value.

CORPORATE BONDS

         The Fund will normally invest in corporate issues that are rated A or better by Moody's or S&P or which are not rated by Moody's or S&P but are deemed by the Sub-Adviser to be of comparable quality.

         The Fund may invest in investment grade corporate bonds. Usually, no single corporate issuer will comprise more than 5% of the Fund's total assets at the time of investment. The value of lower-rated corporate debt securities is more sensitive to economic changes or individual corporate developments than higher-rated investments.

YANKEE BONDS

         Some of the debt securities in which the Fund may invest are known as "Yankee Bonds." Yankee Bonds are U.S. dollar-denominated debt securities issued by foreign entities. These bonds are not subject to currency fluctuation risks. However, currency fluctuations may adversely affect the ability of the borrower to repay the debt and may increase the possibility of default. In addition, the issuing entities are sometimes not subject to the same accounting principles as U.S. corporations. The risks of investment in foreign issuers may include expropriation or nationalization of assets, confiscatory taxation, exchange controls and limitations on the use or transfer of assets, and significant withholding taxes. The Sub-Adviser will take these factors into consideration when determining what Yankee Bonds the Fund will purchase. Other than Yankee Bonds, the Fund does not intend to invest in securities of foreign issuers.

LOANS OF PORTFOLIO SECURITIES

         The fundamental investment restrictions provide that the Fund may make secured loans of portfolio securities in order to realize additional income, provided that the Fund will not lend securities if such a loan would cause more than one-third of the total value of its net assets to then be subject to such loans. However, as a matter of non-fundamental policy, the Fund does not currently intend to make such loans. This policy may be changed by the Board of Trustees should they determine that such loans would benefit the Fund.

REPURCHASE AGREEMENTS

         The Fund may purchase securities subject to repurchase agreements which are transactions in which the Fund purchases a security and simultaneously commits to resell that security to the seller at a mutually agreed upon time and price. The seller's obligation is secured by the underlying security. The repurchase price reflects the initial purchase price plus an agreed upon market rate of interest. While the underlying security may bear a maturity in excess of one year, the term of the repurchase agreement is always less than one year.

         The Fund will engage in repurchase agreements with recognized securities dealers and banks determined to present minimal credit risk by the Sub-Adviser. In addition, the Fund will engage in repurchase agreements reasonably designed to fully secure the seller's obligation, during the term of the agreement, to repurchase the underlying security and the Fund will monitor the market value of the underlying security during the term of the agreement. If the value of the underlying security declines and is not at least equal to the repurchase price due to the Fund pursuant to the agreement, the Fund will require the seller to pledge additional securities or cash to secure the seller's obligations pursuant to the agreement. If the seller defaults on its obligation to repurchase and the value of the underlying security declines, the Fund may incur a loss and may incur expenses in selling the underlying security.

MORTGAGE DOLLAR ROLLS

         The Fund may enter into "mortgage dollar rolls," which are transactions in which the Fund sells a mortgage-related security (such as a GNMA security) to a dealer and simultaneously agrees to repurchase a similar security (but not the same security) in the future at a pre-determined price. A "dollar roll" can be viewed as a collateralized borrowing in which the Fund pledges a mortgage-related security to a dealer to obtain cash. The dealer with which the Fund enters into a dollar roll transaction is not obliged to return the same securities as those originally sold by the Fund, but only securities which are "substantially identical." To be considered "substantially identical," the securities returned to the Fund generally must: (1) be collateralized by the same types of underlying mortgages; (2) be issued by the same agency and be part of the same program; (3) have a similar original stated maturity; (4) have identical net coupon rates; (5) have similar market yields (and therefore price); and (6) satisfy "good delivery" requirements, meaning that the aggregate principal amounts of the securities delivered and received back must be within 2.5% of the initial amount delivered.

         The Fund's obligations under a dollar roll agreement must be covered by cash or high quality debt securities equal in value to the securities subject to repurchase by the Fund, maintained in a segregated account. To the extent that the Fund collateralizes its obligations under a dollar roll agreement, the asset coverage requirements of the Investment Company Act of 1940, described below, will not apply to such transactions.

         The Fund may be released from its obligations under a dollar roll agreement by selling its position to another party at any time prior to the settlement date. The Fund may realize a gain or loss on such a sale. If the Fund realizes a gain, it will not be able to collect its profit until the original settlement date of the agreement. Because dollar roll transactions may be for terms ranging between one and six months, the amount of any such gain may be deemed "illiquid" and subject to the Fund's overall limitations on investments in illiquid securities.

         The Investment Company Act of 1940 requires the Fund to maintain continuous asset coverage (total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time.

MORTGAGE-RELATED AND OTHER ASSET-BACKED SECURITIES

         Mortgage-related securities (often referred to as "mortgage-backed" securities) are interests in pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations. The Fund may also invest in debt securities which are secured with collateral consisting of mortgage-related securities, and other types of mortgage-related securities.

         MORTGAGE PASS-THROUGH SECURITIES. Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by the Government National Mortgage Association ("GNMA")) are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

         The principal governmental guarantor of mortgage-related securities is GNMA. GNMA is a wholly owned United States Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the United States Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) backed by pools of FHA-insured or VA-guaranteed mortgages.

         Government-related guarantors (i.e., not backed by the full faith and credit of the United States Government) include the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the United States Government.

         FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private stockholders. FHLMC issues Participation Certificates ("PCs") which represent interests in conventional mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government. Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are not direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Fund's investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Fund currently does not intend to purchase pass-through securities that are not issued or guaranteed by an agency or instrumentality of the U.S. Government.

         Mortgage-backed securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities, are not subject to the Fund's industry concentration restrictions, set forth under "Fundamental Investment Restrictions," by virtue of the exclusion from that test available to all U.S. Government Securities. In case of privately issued mortgage-related securities, the Fund takes the position that mortgage-related securities do not represent interests in any particular "industry" or group of industries. The assets underlying such securities may be represented by a portfolio of first lien residential mortgages (including both whole mortgage loans and mortgage participation interests) or portfolios of mortgage pass-through securities issued or guaranteed by GNMA, FNMA or FHLMC. Mortgage loans underlying a mortgage-related security may in turn be insured or guaranteed by the Federal Housing Administration or the Department of Veterans Affairs.

         COLLATERALIZED MORTGAGE OBLIGATIONS (CMOs). A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Similar to a bond, interest and prepaid principal are paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.

         CMOs are structured into multiple classes called tranches, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs can provide for a modified form of call protection through a DE FACTO breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity tranche. Investors holding the longer maturity tranches receive principal only after the first tranche has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.

         In a typical CMO transaction, a corporation ("issuer") issues multiple series (e.g., A, B, C, Z) of CMO bonds ("Bonds"). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates ("Collateral"). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B and C Bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B or C Bond currently being paid off. When the Series A, B and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios. The Fund's investments are limited to Planned Amortization Class and sequential issues.

         FHLMC COLLATERALIZED MORTGAGE OBLIGATIONS. FHLMC CMOs are debt obligations of FHLMC issued in multiple tranches having different maturity dates which are secured by the pledge of a pool of conventional mortgage loans purchased by FHLMC. Unlike FHLMC Participation Certificates, payments of principal and interest on the CMOs are made semiannually, as opposed to monthly. The amount of principal payable on each semiannual payment date is determined in accordance with FHLMC's mandatory sinking fund schedule, which, in turn, is equal to approximately 100% of FHA prepayment experience applied to the mortgage collateral pool. All sinking fund payments in the CMOs are allocated to the retirement of the individual tranches of bonds in the order of their stated maturities. Payment of principal on the mortgage loans in the collateral pool in excess of the amount of FHLMC's minimum sinking fund obligation for any payment date are paid to the holders of the CMOs as additional sinking fund payments. This "pass-through" of prepayments has the effect of retiring most CMO tranches prior to their stated final maturity.

         If collection of principal (including prepayments) on the mortgage loans during any semiannual payment period is not sufficient to meet FHLMC's minimum sinking fund obligation on the next sinking fund payment date, FHLMC agrees to make up the deficiency from its general funds.

         Criteria for the mortgage loans in the pool backing the FHLMC CMOs are identical to those of FHLMC PCs. FHLMC has the right to substitute collateral in the event of delinquencies and/or defaults.

         OTHER MORTGAGE-RELATED SECURITIES. Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including stripped mortgage-backed securities. Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

         ADDITIONAL RISKS. Investments by the Fund in mortgage-related U.S. Government Securities, such as GNMA Certificates, and CMOs also involve other risks. The yield on a pass-through security is typically quoted based on the maturity of the underlying instruments and the associated average life assumption. Actual prepayment experience may cause the yield to differ from the assumed average life yield. Accelerated prepayments adversely impact yields for pass-throughs purchased at a premium; the opposite is true for pass-throughs purchased at a discount. During periods of declining interest rates, prepayment of mortgages underlying pass-through certificates can be expected to increase. When the mortgage obligations are prepaid, the Fund reinvests the prepaid amounts in securities, the yields of which reflect interest rates prevailing at that time. Therefore, the Fund's ability to maintain a portfolio of high-yielding, mortgage-backed securities will be adversely affected to the extent that prepayments of mortgages must be reinvested in securities which have lower yields than the prepaid mortgages. Moreover, prepayments of mortgages which underlie securities purchased at a premium could result in capital losses. Investment in such securities could also subject the Fund to "maturity extension risk" which is the possibility that rising interest rates may cause prepayments to occur at a slower than expected rate. This particular risk may effectively change a security which was considered a short or intermediate-term security at the time of purchase into a long-term security. Long-term securities generally fluctuate more widely in response to changes in interest rates than short or intermediate-term securities.

OTHER ASSET-BACKED SECURITIES

         The Fund may invest in securities that are backed by a diversified pool of assets other than mortgages such as trade, credit card and automobile receivables. Asset-backed securities are generally issued by special purpose entities in the form of debt instruments. The characteristics and risks of automobile and credit card receivables are described below.

         AUTOMOBILE RECEIVABLE SECURITIES. The Fund may invest in asset-backed securities which are backed by receivables from motor vehicle installment sales contracts or installment loans secured by motor vehicles ("Automobile Receivable Securities"). Since installment sales contracts for motor vehicles or installment loans related to such contracts ("Automobile Contracts") typically have shorter durations and lower incidences of prepayment, Automobile Receivable Securities generally will exhibit a shorter average life and are less susceptible to prepayment risk than mortgage-related securities.

         Most entities that issue Automobile Receivable Securities create an enforceable interest in their respective Automobile Contracts only by filing a financing statement and by having the servicer of the Automobile Contracts, which is usually the originator of the Automobile Contracts, take custody of the Automobile Contract. In such circumstances, if the servicer of the Automobile Contracts were to sell the Automobile Contracts to another party, in violation of its obligation not to do so, there is a risk that such party could acquire an interest in the Automobile Contracts superior to that of the holders of Automobile Receivable Securities. Also, although most Automobile Contracts grant a security interest in a motor vehicle being financed, in most states the security interest in a motor vehicle must be noted on the certificate of title to create an enforceable security interest against competing claims of other parties. Due to the large number of vehicles involved, however, the certificate of title to each vehicle financed, pursuant to the Automobile Contracts underlying the Automobile Receivable Security, is usually not amended to reflect the assignment of the seller's security interest for the benefit of the holders of the Automobile Receivable Securities. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on the securities. In addition, various state and federal securities laws give the motor vehicle owner the right to assert against the holder of the owner's Automobile Contract certain defenses such owner would have against the seller of the motor vehicle. The assertion of such defenses could reduce payments on the Automobile Receivable Securities. Investment grade Automobile Receivable Securities are typically over-collateralized and have other forms of credit enhancement to mitigate these risks.

         CREDIT CARD RECEIVABLE SECURITIES. The Fund may invest in asset-backed securities backed by a diversified pool of receivables from revolving credit card agreements ("Credit Card Receivable Securities"). Credit balances on revolving credit card agreements ("Accounts") are generally paid down more rapidly than are Automobile Contracts. Most Credit Card Receivable Securities provide for a fixed period during which only interest payments are paid to the security holder. Principal payments received on underlying Accounts are used to purchase additional assets. The initial fixed period usually may be shortened upon the occurrence of specified events which signal a potential deterioration in the quality of the assets backing the security, such as the imposition of a cap on interest rates. The ability of the issuer to make principal and interest payments on Credit Card Receivable Securities thus depends upon the continued generation of additional principal amounts in the underlying accounts during the initial period and the non-occurrence of specified events. An acceleration in cardholders' payments rates or any other event which shortens the period during which additional credit card charges on an Account may be transferred to the pool of assets supporting the related Credit Card Receivable Security could shorten the weighted average life and reduce the yield of the Credit Card Receivable Security.

         Credit cardholders are entitled to the protection of a number of state and federal consumer credit laws, many of which give such holder the right to set off certain amounts against balances owed on the credit card, thereby reducing amounts paid on Accounts. In addition, unlike most other asset backed securities, Accounts are unsecured obligations of the cardholder.

         ADDITIONAL RISKS. Issuers of asset-backed securities generally hold no assets other than the assets underlying such securities and any credit support provided. As a result, although payments on asset-backed securities are obligations of the issuers, in the event of defaults on underlying assets not covered by any credit support, the issuers are unlikely to have sufficient assets to satisfy their obligations on the related asset-backed securities. The loans underlying these securities are subject to prepayments which can decrease maturities and returns. Due to the possibility that prepayments will alter the cash flow on asset-backed securities, it is not possible to determine in advance the actual final maturity date or average life. Faster prepayment will shorten the average life and slower prepayments will lengthen it. However, it is possible to determine what the range of that movement could be and to calculate the effect that it will have on the price of the security.

         The values of these securities are ultimately dependent upon payment of the underlying loans by individuals, and the holders, such as the Fund, generally have no recourse against the originator of the loans. The Fund, as a holder of these securities, may experience losses or delays in payment if the original payments of principal and interest are not made to the issuer with respect to the underlying loans.

DELAYED DELIVERY TRANSACTIONS
         The Fund may purchase or sell securities on a when-issued basis. When-issued securities are securities purchased at a certain price even though the securities may not be delivered for up to 90 days. The Fund will maintain, with its Custodian, an account with a designated portfolio of liquid, high-grade debt securities or cash in an amount at least equal to these commitments. The Fund will generally earn income on assets deposited in the designated account. No payment or delivery is made by the Fund in a when-issued transaction until it receives payment or delivery from the other party to the transaction. Although the Fund receives no income from the above described securities prior to delivery, the market value of such securities is still subject to change. As a consequence, it is possible that the market price of the securities at the time of delivery may be higher or lower than the purchase price. The Fund does not intend to remain fully invested when such purchases are outstanding. However, if the Fund were to remain substantially fully invested at a time when delayed delivery purchases are outstanding, the delayed delivery purchases could result in a form of leveraging. When the Fund has sold a security on a delayed delivery basis, the Fund does not participate in future gains or losses with respect to the security. If the other party to a delayed delivery transaction fails to deliver or pay for the securities, the Fund could miss a favorable price or yield opportunity or could suffer a loss. The Fund may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss.

PORTFOLIO TRANSACTIONS

         Lincoln Capital is responsible for the placement of portfolio transactions. It is the Fund's policy to seek to place portfolio transactions with brokers or dealers on the basis of best execution.

         Generally, Lincoln Capital manages the Fund without regard to restrictions on portfolio turnover. Trading in fixed-income securities does not generally involve the payment of brokerage commissions, but does involve indirect transaction costs. The higher the turnover rate of the Fund's portfolio, the higher the transaction costs will be for the Fund. See "Financial Highlights" in the Prospectus dated January __, 2002 for the Fund's historical turnover.

         [The calculated turnover increased significantly for the fiscal year ended September 30, 2001 due to the Sub-Adviser's increasing use of (a) asset-backed floaters which are held as cash substitutes, but are counted in the turnover calculation and (b) investments in "to be announced" mortgage-backed securities (which are purchased, but are not to be issued or delivered until a future date to be determined). These types of transactions are utilized to increase returns to the Fund. They have no effect on brokerage expenses. However, these types of investment strategies do increase the number of transactions and, therefore, technically increase "turnover."

BORROWING

         The Fund may not borrow money to purchase securities. The Fund may borrow money only for temporary or emergency purposes, and then only from banks in an amount not exceeding 33-1/3% of the value of the Fund's total assets (including the amounts borrowed). The Fund will not purchase securities when its borrowings, less amounts receivable on sales of portfolio securities, exceed 5% of total assets.

ILLIQUID SECURITIES

         The Fund will not purchase or hold illiquid securities if more than 15% of the Fund's net assets would then be illiquid. If at any time more than 15% of the Fund's net assets are illiquid, steps will be taken as soon as practicable to reduce the percentage of illiquid assets to 15% or less.

INVESTMENT DIVERSIFICATION AND CONCENTRATION

         As to seventy-five percent of its total assets, the Fund will not purchase the security of any issuer (other than cash items or U.S. Government Securities) if such purchase would cause the Fund's holdings of that issuer to amount to more than 5% of the Fund's total assets at the time of purchase. The remaining 25% of the Fund's total assets are not so limited which allows the Sub-Adviser to invest more than 5% of the Fund's total assets in a single issuer. In the event that Lincoln Capital chooses to make such an investment, it may expose the Fund to greater risk. However, the Sub-Adviser does not intend to
(i) make any investment in a single corporate issuer if, at that time, such issuer would represent more than 5% of the Fund's total assets, or (ii) make any investment in a single issuer of asset-backed securities if at that time, such issuer would represent more than 10% of the Fund's total assets.

         The Fund will not concentrate 25% or more of its respective total assets in any one industry. U.S. Government Securities are not subject to this limitation.

             TOTAL RETURN, YIELD AND OTHER PERFORMANCE INFORMATION

         The Funds may advertise total returns and the Bond Fund may advertise yield, both of which are based on historical results and are not intended to indicate future performance.

         TOTAL RETURN. A total return is a change in the value of an investment during the stated period, assuming all dividends and capital gain distributions are reinvested. A cumulative total return reflects performance over a stated period of time. An average annual total return is the hypothetical annual compounded return that would have produced the same cumulative total return if the performance had been constant over the entire period. Because average annual returns tend to smooth out variations in the returns, you should recognize that they are not the same as actual year-by-year results. In addition to advertising average annual returns for the required standard periods, such returns may be quoted for other periods, including periods of less than one year. Further information about each Fund's performance is contained in the Annual Report to Shareholders, which may be obtained from the Funds without charge.

         YIELD. Quotations of yield for the Bond Fund will be based on the investment income per share (as defined by the Securities and Exchange Commission) during a particular 30-day period (including dividends and interest), less expenses accrued during the period ("net investment income"), and will be computed by dividing net investment income by the maximum public offering price per share on the last day of the period.

         The Funds also may provide current distribution information to their shareholders in shareholder reports or other shareholder communications or in certain types of sales literature provided to prospective investors. Current distribution information for the Funds will be based on distributions for a specified period (I.E., total dividends from net investment income), divided by the net asset value per share on the last day of the period and annualized. Current distribution rates differ from standardized yield rates in that they represent what a Fund has declared and paid to shareholders as of the end of a specified period rather than a Fund's actual net investment income for that period.

         From time to time information is provided about the performance of the Funds including, but not limited to, comparative performance data and rankings as well as other measures of performance. This information may include comparisons to other investments and unmanaged market indices or averages. Such information may be taken from organizations such as Lipper Analytical Services and Morningstar as well as other business and financial organizations.

                       TOTAL RETURN AND DISTRIBUTION RATES

         TOTAL RETURN

         The Funds may advertise performance in terms of average annual total return for 1-, 5- and 10-year periods, or for such lesser periods as each of the Funds has been in existence. Average annual total return is computed by finding the average annual compounded rates of return over the periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                        n
                                 P(1 + T) = ERV

where P = the amount of an assumed initial investment in shares of a Fund (less the maximum sales charge, if any, during the period); T = average annual total return; n = the number of years from initial investment to the end of the period; and ERV = the ending redeemable value of shares held at the end of the period.

         The average annual total returns for each of the Funds' shares for the periods indicated are as follows:

         ARIEL FUND

Periods Ended September 30, 2000                                              Average Annual Total Return
--------------------------------                                              ---------------------------
One year                                                                                13.63%
Five years                                                                              15.75%
Ten years                                                                               15.15%
From inception (November 6, 1986)                                                       13.91%

         ARIEL APPRECIATION FUND

Periods Ended September 30, 2000                                              Average Annual Total Return
--------------------------------                                              ---------------------------
One year                                                                                10.35%
Five years                                                                              17.84%
Ten years                                                                               16.33%
From inception (December 1, 1989)                                                       13.42%

         ARIEL PREMIER BOND FUND -
         INSTITUTIONAL CLASS

Periods Ended September 30, 2000                                              Average Annual Total Return
--------------------------------                                              ---------------------------
One year                                                                              5.85%
3 years                                                                               5.18%
5 years                                                                               5.73%
From inception (October 1, 1995)                                                      5.73%

         ARIEL PREMIER BOND FUND -  INVESTOR CLASS

Periods Ended September 30, 2000
--------------------------------
One year                                                                              5.43%
3 years                                                                               4.79%
From inception (February 1, 1997)                                                     5.50%

         There is no information regarding total returns available for the Ariel Premier Growth Fund because it is a new fund.

         Total return may be advertised for other periods, such as by quarter, or cumulatively for more than one year.

         Total return, like net asset value per share, fluctuates in response to changes in market conditions. Performance for any particular time period is historical in nature and is not intended and should not be considered to be an indication of future return.

YIELD

         The Fund may advertise performance in terms of a 30-day yield quotation. The 30-day yield quotation is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

         Yield = 2 [({a-b} OVER {cd} + 1)  - 1]

Where:            a        =        dividends and interest earned during the
                                    period
                  b        =        expenses accrued for the period (net of
                                    reimbursement)
                  c        =        the average daily number of shares
                                    outstanding during the period that were
                                    entitled to receive dividends
                  d        =        the maximum offering price per share on the
                                    last day of the period

         Based upon the 30-day period ended September 30, 2000 the yield for the Bond Fund's Institutional Class of shares was 6.42% and 6.02% for the Investor Class of shares.

NONSTANDARDIZED TOTAL RETURN

         The Funds may provide the above described standard total return results for a period which ends not earlier than the most recent calendar quarter end and which begins either twelve months before or at the time of commencement of the Funds' operations. In addition, the Funds may provide nonstandardized total return results for differing periods, such as for the most recent six months. Such nonstandardized total return is computed as otherwise described under "Total Return" except that no annualization is made.

DISTRIBUTION RATES

         The distribution rate is calculated by dividing income dividends per share for a stated period by the offering price per share as of the end of the period to which the distribution relates. A distribution can include gross investment income from debt obligations purchased at a premium and in effect include a portion of the premium paid. A distribution can also include gross short-term capital gains without recognition of any unrealized capital losses. Further, a distribution can include income from the sale of options by the Bond Fund even though such option income is not considered investment income under generally accepted accounting principles. For the year ended September 30, 2000, the historical distribution rate with respect to the Bond Fund's Institutional Class Shares was 6.04% and for the Investor Class was 5.65%.

         Because a distribution can include such premiums, capital gains and option income, the amount of the distribution may be susceptible to control by the Adviser through transactions designed to increase the amount of such items. Also, because the distribution rate is calculated in part by dividing the latest distribution by net asset value, the distribution rate will increase as the net asset value declines. A distribution rate can be greater than the yield rate calculated as described above.

         Annualized current distribution rates are computed by multiplying income dividends per share for a specified quarter by four and dividing the resulting figure by the maximum offering price on the last day of the specified period. The annualized current distribution rate with respect to the Bond Fund's Institutional Class shares for the quarter ended September 30, 2000 was 6.34% and for the Investor Class was 5.95%.

                       DIVIDENDS, CAPITAL GAINS AND TAXES

         The tax discussion in this section is not intended as a complete or definitive discussion of the tax effects of investment in the Funds. Each investor should consult his or her own tax adviser regarding the effect of federal, state and local taxes related to ownership, exchange or sale of Fund shares.

         Each year, the Funds distribute substantially all of their net investment income and net realized capital gains to shareholders. The Funds intend to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended (the "Code"). As such, the Funds generally will not pay Federal income tax on the income and gains they pay as dividends to their shareholders. In order to avoid a 4% Federal excise tax, the Funds intend to distribute each year substantially all of their net income and gains.

         Dividends from net investment income are declared and paid annually. Net investment income consists of the interest income, net short-term capital gains, if any, and dividends declared and received on investments, less expenses. Distributions of net short-term capital gains (treated as dividends for tax purposes) and net long-term capital gains, if any, are normally declared and paid by the Funds once a year.

DIVIDEND AND DISTRIBUTION PAYMENT OPTIONS

         Dividends and any distributions from the Funds are automatically reinvested in the Funds at net asset value, unless you elect to have the dividends of $10 or more paid in cash. If you elect to have dividends and/or distributions paid in cash, and the U.S. Postal Service cannot deliver the check, or if it remains uncashed for six months, it, as well as future dividends and distributions, will be reinvested in additional shares.

TAXES ON DISTRIBUTIONS

         Distributions are subject to federal income tax, and may also be subject to state or local taxes. Distributions are taxable when they are paid, whether they are received in cash, or reinvested. However, distributions declared in December and paid in January are taxable as if they were paid on December 31 of the year they were declared. For federal tax purposes, the Funds' income and short-term net realized capital gain distributions are taxed as dividends; long-term net realized capital gain distributions are taxed as long-term capital gains. Some dividends may be exempt from state or local income tax as income derived from U.S. Government Securities. You should consult your tax adviser on the taxability of your distributions.

"BUYING A DIVIDEND"

         At the time of purchase, the share price of a Fund may reflect undistributed income or capital gains. Any income or capital gains from these amounts which are later distributed to you are fully taxable. On the record date of a distribution, the Fund's share value is reduced by the amount of the distribution. If you buy shares just before the record date ("buying a dividend") you will pay the full price for the shares and then receive a portion of this price back as a taxable distribution.

YOU MAY REALIZE A CAPITAL GAIN OR LOSS WHEN YOU SELL OR EXCHANGE SHARES

         If you sell your shares or exchange them for shares of another fund, you will have a short or long-term capital gain or loss, depending on how long you owned the shares which were sold or exchanged. However, the Trust believes that an exchange between classes of the same fund is non-taxable. In January, you will be sent a form indicating the proceeds from all sales, including exchanges. You should keep your annual year-end account statements to determine the cost (basis) of the shares to report on your tax returns.

         The Trust is required to withhold the amount prescribed by law of any dividends (including long-term capital gain dividends) paid and the amount prescribed by law of each redemption transaction, if: (a) the shareholder's social security number or other taxpayer identification number ("TIN") is not provided or an obviously incorrect TIN is provided; (b) the shareholder does not certify under penalty of perjury that the TIN provided is the shareholder's correct TIN and that the shareholder is not subject to backup withholding under section 3406(a)(1)(C) of the Internal Revenue Code because of under reporting (however, failure to provide certification as to the application of section 3406(a)(1)(C) will result only in backup withholding on dividends, not on redemptions); or (c) the Fund is notified by the Internal Revenue Service that the TIN provided by the shareholder is incorrect or that there has been under reporting of interest or dividends by the shareholder. Affected shareholders will receive statements at least annually specifying the amount withheld.

         In addition, the Trust is required under the broker reporting provisions of the Code to report to the Internal Revenue Service the following information with respect to each redemption transaction: (a) the shareholder's name, address, account number and taxpayer identification number; (b) the total dollar value of the redemptions; and (c) each Fund's identifying CUSIP number.

         Certain shareholders are, however, exempt from the backup withholding and broker reporting requirements. Exempt shareholders include: corporations; financial institutions; tax-exempt organizations; individual retirement plans; the U.S., a State, the District of Columbia, a U.S. possession, a foreign government, an international organization, or any political subdivision, agency or instrumentality of any of the foregoing; U.S. registered commodities or securities dealers; real estate investment trusts; registered investment companies; bank common trust funds; certain charitable trusts; foreign central banks of issue. Non-resident aliens also are generally not subject to either requirement but, along with certain foreign partnerships and foreign corporations, may instead be subject to withholding under Section 1441 of the Code. Shareholders claiming exemption from backup withholding and broker reporting should call or write the Trust for further information.

         The Trust intends to operate each Fund to qualify as a "regulated investment company" under Subchapter M of the Code. By so qualifying, a Fund will not be subject to federal income taxes to the extent its earnings are distributed. The Trust also intends to manage the Funds so they are not subject to the excise tax imposed by the Tax Reform Act of 1986 (the "Act").

                  PURCHASING, EXCHANGING, AND REDEEMING SHARES

INITIAL PURCHASES

         The minimum initial investment for each of the Ariel Fund, Ariel Appreciation Fund, Ariel Premier Growth Fund - Investor Class and Ariel Premier Bond Fund - Investor Class is $1,000, or $250 for retirement accounts, unless you participate in an automatic investment plan, in which case there is a $50 minimum per investment.

         The minimum initial investment in the Institutional Class of both the Ariel Premier Growth Fund and the Ariel Premier Bond Fund is $1,000,000. However, the Adviser may waive a minimum initial investment under circumstances in which the Adviser believes an investor will meet such minimum within a reasonable time.

         You may be asked to return a completed and signed application for each new account you open. An account application accompanies the Prospectus and is also available online at www.arielmutualfunds.com. Additional forms may be required from corporations, associations and certain financial institutions. If you have any questions or need additional applications, call 1-800-29-ARIEL (1-800-292-7435) or visit our website at www.arielmutualfunds.com.

BY MAIL

         To purchase shares by mail, please make your check payable to ARIEL MUTUAL FUNDS and mail it with an application, indicating which of the Ariel Mutual Funds you would like to buy, to:

                                    Ariel Mutual Funds
                                    P.O. Box 219121
                                    Kansas City, Missouri 64121-9121

         All purchases made by check should be in U.S. dollars and made payable to the ARIEL MUTUAL FUNDS. Third party checks, except those payable to an existing shareholder who is a natural person (as opposed to a corporation or partnership), credit cards, money orders and cash will not be accepted. When purchases are made by check or periodic automatic investment, proceeds from the redemption of such shares will not be sent to you until the purchase check has cleared, which normally takes 15 calendar days.

VIA THE INTERNET

         Visit the Ariel Mutual Funds web site at www.arielmutualfunds.com and follow the instructions presented on the screen. Please note that payment for shares purchased through our web site may be made only through an ACH (Automated Clearing House) debit of your bank account.

BY WIRE

         You may also purchase shares by bank wire. Just call us at 1-800-29-ARIEL (1-800-292-7435) and we will ask you your name, address, social security or tax identification number, the amount of your investment, the name of the Ariel Mutual Fund in which you wish to invest as well as the name and address of the financial institution that will be wiring your investment to the Fund. We will immediately give you an account number and you may then have your financial institution wire federal funds to the Custodian with the following instructions:


                                    Ariel Mutual Funds
                                    c/o State Street Bank
                                    127 West 10th Street
                                    Kansas City, MO 64105
                                    ABA #101003621
                                    Account No. 7528205

         The name of the Ariel Mutual Fund(s) and the class in which you wish to invest. Your shareholder account number. The name in which your account is registered. We accept wires at no charge. However, your bank may charge you for this service.

BY QUALIFIED DEALER

         Shares of the Funds may be purchased directly from the Ariel Mutual Funds or through certain financial institutions, brokers or dealers which have a sales agreement with Ariel

Distributors, Inc. ("Qualified Dealer"). Shares purchased through a Qualified Dealer may be subject to administrative charges or transaction fees.

SUBSEQUENT PURCHASES

         You may make subsequent investments in the minimum amount of $50. To invest directly by bank wire, follow the instructions as shown above for initial investments, except that there is no need to call us first. Just contact your financial institution.

         To add to your account by mail, please send your check or money order payable to ARIEL MUTUAL FUNDS with the detachable stub from the bottom of your most recent account statement, or drop us a note that includes the registered account name, account number, the name of the Fund and amount you wish to invest. Please remember that subsequent purchases should be sent to:

                                    Ariel Mutual Funds
                                    P.O. Box 219121
                                    Kansas City, Missouri 64121-9121

         To add to your account via the internet (www.arielmutualfunds.com) you need your active Ariel account number and your social security or tax identification number to establish a personal identification number (PIN) and initiate the transaction.

AUTOMATIC INVESTING THROUGH YOUR BANK ACCOUNT OR PAYCHECK

         You may arrange for automatic investing whereby the Custodian, State Street Bank and Trust Company, will be authorized to initiate a debit to your bank account or a paycheck for a specific amount (minimum $50) to be used to purchase shares of the Fund(s) on a periodic basis (e.g., monthly, quarterly, etc.). You will receive a confirmation outlining all of your transactions every quarter and each debit should be reflected on your bank statement or pay stub. You may terminate the plan at any time and we may modify or terminate the plan at any time. If, however, you terminate an automatic investment plan with an account balance of less than $1,000 ($1,000,000 for the Institutional Class of both Ariel Premier Growth Fund and Ariel Premier Bond Fund), we reserve the right to close your account. See "Redeeming Shares - Other Information About Redemptions." If you desire to utilize this automatic investment option, please indicate your intention to do so when opening an account.

         Please note that each time an automatic investment is rejected, you will be charged a $10 fee plus any costs incurred by the Funds. After two successive attempts to purchase funds through the automatic investment program have been rejected, your account will be removed from this program.

PURCHASING THROUGH RETIREMENT PLANS

         Contact the Adviser for complete information kits discussing the plans and their benefits, provisions and fees.

         You may establish your new account under one of several tax-deferred plans. These plans let you invest for retirement and shelter your investment income from current taxes. Before opening a retirement account, consult your tax advisory to determine which options are best suited to your needs. The Adviser may determine from time to time to waive the annual fee for IRA accounts.

- Individual Retirement Accounts (IRAs): available to anyone who has earned income. Earnings grow on a tax-deferred basis and contributions may be fully or partially deductible for certain individuals. You may also be able to make investments in the name of your spouse, if your spouse has no earned income.

- Roth IRAs: available to anyone who has earned income below a certain limit. Earnings grow tax-deferred and can be withdrawn tax-free at retirement if underlying contributions are held for at least five years.

- Education IRAs: available to families with children under 18 to help pay for qualified higher education expenses. Certain income limits apply.

- Qualified Profit-Sharing and Money-Purchase Plans: available to self-employed people and their partners, or to corporations and their employees.

- Simplified Employee Pension Plan (SEP-IRA): available to self-employed people and their partners, or to corporations.

- 403(b)(7) Custodial Accounts: available to employees of most non-profit organizations and public schools and universities.

WHEN YOUR ACCOUNT WILL BE CREDITED

         Your purchase will be processed at the next offering price based on the net asset value next calculated after your order is received and accepted. Such calculation is made at the close of regular session trading on the New York Stock Exchange, which is usually 3:00 p.m. Central time. All your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks. No cash will be accepted. The Funds reserve the right to suspend the offering of shares for a period of time or to reject any specific purchase order. If your check does not clear, or your automatic investment is rejected, your purchase will be canceled and you will be charged a $10 fee plus costs incurred by the Funds. When you purchase by check, the Funds can hold payment on redemptions until they are reasonably satisfied that the investment is collected (normally up to calendar days from the purchase date). To avoid this collection period, you can wire federal funds from your bank, which may charge you a fee.

         Certain financial institutions or broker-dealers which have entered into a sales agreement with the Distributor may enter confirmed purchase orders on behalf of customers by phone, with payment to follow within a number of days of the order as specified by the program. If payment is not received in the time specified, the financial institution could be liable for resulting fees or losses. State securities laws may require such firms to be licensed as securities dealers in order to sell shares of the Funds.

OTHER INFORMATION ABOUT PURCHASING SHARES

         Although there is no sales charge imposed by the Funds when you purchase shares directly, certain Qualified Dealers may impose charges for their services, and such charges may constitute a significant portion of a smaller account.

HOW TO EXCHANGE SHARES

         You may exchange your shares in each Fund for shares of the other Ariel Mutual Funds at no additional charge as long as your total investment in each class or Fund meets the minimum investment required for that class or Fund.

         You may also exchange your shares in any Ariel Mutual Fund for shares of the SSgA Money Market Fund at no additional charge as long as your total investment meets any required minimum. This exchange privilege is a convenient way to buy shares in a money market fund in order to respond to changes in your goals or in market conditions. This money market fund is managed by State Street Bank and Trust Company.

         Before exchanging your shares into shares of the Ariel Premier Bond Fund or shares of the SSgA Money Market Fund, read the applicable prospectus. To obtain a prospectus for any of these funds, call 1-800-29-ARIEL
(1-800-292-7435).

BY MAIL

         To exchange your shares of a Fund into shares of one of the other Ariel Mutual Funds or the SSgA Money Market Fund, just send a written request to:

                                    Ariel Mutual Funds
                                    P.O. Box 219121
                                    Kansas City, Missouri 64121-9121

         This request should include your name, account number, the name of the Fund you currently own, the name of the Fund, one of the Ariel Mutual Funds or the SSgA Money Market Fund, you wish to exchange into and the dollar amount or number of shares you wish to exchange. Please remember that you cannot place any conditions on your request.

VIA THE INTERNET

         Visit the Ariel Mutual Funds website at www.arielmutualfunds.com and follow the instructions presented on the screen.

BY TELEPHONE

         Unless you have elected not to have telephone transaction privileges by checking the appropriate box in your application, you may also make exchanges by calling 1-800-29-ARIEL (1-800-292-7435). Exchanges made over the phone may be made by any person, not just the shareholder of record. You may exchange shares by telephone only if the shares you are exchanging are not in certificate form. Certain other limitations and conditions apply to all telephone transactions. Before using your telephone privilege, please read "Telephone Transactions."

OTHER INFORMATION ABOUT EXCHANGING SHARES

         All accounts opened as a result of using the exchange privilege must be registered in the same name and taxpayer identification number as your existing account with the Ariel Mutual Funds.

         Because of the time needed to transfer money between funds, you may not exchange into and out of the same fund on the same or successive days; there must be at least one day between exchanges. You may exchange your shares of the Funds only for shares that have been registered for sale in your state. See also "Dividends, Capital Gains and Taxes."

         Remember that each exchange represents the sale of shares of one Fund and the purchase of shares of another. Therefore, you could realize a taxable gain or loss on the transaction. The Funds reserve the right to terminate or modify the exchange privilege with at least 60 days' written notice. If your account is subject to backup withholding, you may not use the exchange privilege.

         Because excessive trading can hurt the Funds' performance and shareholders, the Funds also reserve the right to temporarily or permanently terminate, with or without advance notice, the exchange privilege of any investor who makes excessive use of the exchange privilege (e.g. more than four exchanges per calendar year). Your exchanges may be restricted or refused if a Fund receives or anticipates simultaneous orders affecting significant portions of the Fund's assets. In particular, a pattern of exchanges with a "market timer" strategy may be disruptive to the Funds.

         If you have any share certificates, you must include them with your exchange request. A signature guarantee is not required except in cases where shares are also redeemed at the same time for cash in an amount exceeding $50,000. For certificate delivery instructions see "Redeeming Shares--By Mail" and for signature guarantee instructions see "Signature Guarantees."

TELEPHONE TRANSACTIONS

         If you have telephone transaction privileges, you may redeem, or exchange shares or wire funds by telephone as described in this Statement of Additional Information. You automatically have telephone privileges unless you elect otherwise. These privileges, however, may not be available through certain Qualified Dealers or other financial institutions. By exercising the telephone privilege to sell or exchange shares, you agree that the Funds shall not be liable for following telephone instructions reasonably believed to be genuine. Reasonable procedures will be employed to confirm that such instructions are genuine and, if not employed, the Funds may be liable for unauthorized instructions. Such procedures will include a request for a personal identification number and tape recording of the instructions. You should verify the accuracy of telephone transactions immediately upon receipt of your confirmation statement. Due to the need for signature guarantees, telephone redemptions in excess of $50,000 will not be accepted.

         During unusual market conditions, we may have difficulty in accepting telephone requests, in which case you should mail your request. The Funds reserve the right to terminate, suspend or modify telephone transaction privileges.

SIGNATURE GUARANTEES

         WE MAY REQUIRE SIGNATURE GUARANTEES. For our mutual protection, we may require a signature guarantee on certain transaction requests. A signature guarantee verifies the authenticity of your signature, and may be obtained from any bank, trust company, savings and loan association, credit union, broker-dealer firm or member of a domestic stock exchange. A signature guarantee cannot be provided by a notary public. If redemption proceeds are $50,000 or less and are to be paid or credited to an individual shareholder of record at the address of record, a signature guarantee is not required (unless there has been an address change within 60 days). All other redemption requests must have signatures guaranteed.

SPECIAL SERVICES AND CHARGES

         The Funds pay for shareholder services but not for special services that are required by a few shareholders, such as a request for a historical transcript of an account. You may be required to pay a research fee for these special services.

         If you are purchasing shares of a Fund through a program of services offered by a Qualified Dealer or other financial institution, you should read the program materials in conjunction with this Statement of Additional Information. Certain features may be modified in these programs, and administrative charges may be imposed by these institutions for the services rendered.

HOW TO REDEEM SHARES

         BY MAIL. You may redeem shares from your account by sending a letter of instruction, your name, the name of the Fund and account number from which shares are to be redeemed, the number of shares or dollar amount and where you want your check to be sent. Simply send your written request to redeem your shares to the Transfer Agent, State Street Bank and Trust Company, as follows:

                                    Ariel Mutual Funds
                                    P.O. Box 219121
                                    Kansas City, Missouri 64121-9121

         Certain shareholders, such as corporations, trusts and estates, may be required to submit additional documents. The letter of instruction must be signed by all required authorized signers. If you want your money to be wired to a bank not previously authorized or if you would like funds sent to a different address or another person, your letter must be signature guaranteed. Please remember that you cannot place any conditions on your request. If any share certificates were issued, they must be returned duly endorsed or accompanied by a separate stock assignment. See "Signature Guarantees." See "Telephone Transactions" for more information.

         VIA THE INTERNET. You need your active Ariel account number and your social security or tax identification number to establish a personal identification number (PIN) to initiate the transaction. NOTE: You need to have pre-existing banking information on file prior to initiating a sale on the internet.

         BY TELEPHONE. Unless you have elected not to have telephone transaction privileges by checking the box on your application, you may also redeem shares by calling 1-800-29-ARIEL (1-800-292-7435) and receive a check by mail. Remember, however, that the check can only be issued for up to $50,000, and only to the registered owner (who must be an individual), and may only be sent to the address of record, which must have been on file for at least 60 days. Shares represented by certificates may not be redeemed by telephone. See "Telephone Transactions" for more information.

         BY WIRE. Payment for your shares may also be made to you by wire if you have selected this option in your application and have named a commercial bank or savings institution with a routing number to which we can send your money.

         Once you have applied for wire redemption privileges, you or any other person can make such a request by calling 1-800-29-ARIEL (1-800-292-7435). You may also use your wire privilege by mailing a signed request that includes the name of the Fund, account number and amount you wish to have wired, by writing to:

                                    Ariel Mutual Funds
                                    P.O. Box 219121
                                    Kansas City, Missouri 64121-9121

         The proceeds will be sent only to the financial institution you have designated on your application. You may terminate the wire redemption privilege by notifying us in writing. A charge of $10 is normally imposed on wire redemptions. See the restrictions under "Telephone Transactions" as they also apply to wire redemptions.

         SYSTEMATIC CHECK REDEMPTIONS. If you maintain an account with a balance of $25,000 or more, you may have regular monthly or quarterly redemption checks for a fixed amount sent to you simply by sending a letter with all the information, including the Fund name, your account number, the dollar amount ($100 minimum) and when you want the checks mailed to your address on the account. If you would like checks regularly mailed to another person or place, the signature on your letter must be guaranteed. See "Signature Guarantees."

OTHER INFORMATION ABOUT REDEMPTIONS

         Other than the $10 fee normally imposed on wire redemptions, there is no charge for redeeming your shares. If, however, you redeem shares through Qualified Dealers or other financial institutions, you may be charged a fee when you redeem your shares. Once your shares are redeemed, the proceeds will normally be sent to you on the next business day. However, if making immediate payment could adversely affect the Fund, it may take up to seven calendar days. When the New York Stock Exchange is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closing, or under any emergency circumstances as determined by the Securities and Exchange Commission, redemptions may be suspended or payment dates postponed.

         You may redeem all or a portion of your shares on any business day during which the New York Stock Exchange is open for business. Your shares will be redeemed at the net asset value next calculated after your redemption request is received by the Transfer Agent in proper form. Redemptions made after the New York Stock Exchange has closed (normally 3:00 p.m. Central time) will be made at the next day's net asset value. Remember that if you redeem shortly after purchasing shares, the Funds may hold payment on the redemption of your shares until they are reasonably satisfied that payments made by check have been collected (normally up to 15 calendar days after investment).

         MINIMUM ACCOUNT BALANCE. Please maintain a balance in your account of at least the minimum initial investment amount for the fund you are invested in. This amount is $1,000 for the Ariel Fund, Ariel Appreciation Fund and the Investor Class of both Ariel Premier Growth Fund and Ariel Premier Bond Fund and $1,000,000 for the Investor Class of both Ariel Premier Growth Fund and Ariel Premier Bond Fund. See "Purchasing, Exchanging and Redeeming Shares - Initial Purchases" for further details. If, due to shareholder redemptions, the value of your account in a Fund falls below the minimum amount, or you fail to invest at least the minimum amount, the account may be closed and the proceeds mailed to you at your address of record. You will be given 30 days' notice that your account will be closed unless you make an additional investment to increase your account balance to the minimum amount.

                                 PRICING SHARES

NET ASSET VALUE

         The net asset value per share of a Fund, the price at which the Fund's shares are purchased and redeemed, is determined every business day as of the close of the New York Stock Exchange (generally 3:00 p.m. Central time), and at such other times as may be necessary or appropriate. The Funds do not determine net asset value on certain national holidays or other days on which the New York Stock Exchange is closed: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

         The net asset value per share is computed by dividing the value of a Fund's total assets, less its liabilities, by the total number of shares outstanding. The Funds' securities are valued as follows: (a) securities for which market quotations are readily available are valued at the most recent closing price. All other securities for which reliable bid and ask quotations are available are valued at the mean between the bid and asked price, or yield equivalent as obtained from one or more market makers for such securities; (b) securities maturing within 60 days are valued at cost, plus or minus any amortized discount or premium, unless the Board of Trustees determines such method not to be appropriate under the circumstances; and (c) all other securities and assets for which market quotations are not readily available are fairly valued by the Adviser in good faith under the supervision of the Board of Trustees.

IN-KIND PURCHASES OF INSTITUTIONAL CLASS SHARES OF THE ARIEL PREMIER GROWTH FUND
                          AND ARIEL PREMIER BOND FUND

         Shares of the Funds are continuously offered at their net asset value next determined after an order is accepted. The methods available for purchasing shares of the Funds are described in the Prospectus. In addition, Institutional Class shares of both the Ariel Premier Growth Fund and Ariel Premier Bond Fund may be purchased using securities, so long as the securities delivered to either Fund meet the investment objective and policies of the respective Fund, including its investment restrictions, and are otherwise acceptable to the Sub-Adviser, which reserves the right to reject all or any part of the securities offered in exchange for shares of either Fund. Among other things, the Sub-Adviser will consider the following criteria in determining whether to accept securities for "in-kind" purchase of either Fund's shares:

         (1) The securities offered by the investor in exchange for shares of either Fund must be readily marketable and must not be in any way restricted as to resale or otherwise be illiquid.

         (2) The securities must have a value which is readily ascertainable in accordance with the procedures used by either Fund to value its portfolio securities.

         Both Funds believe that this ability to purchase Institutional Class shares of either Fund using securities provides a means by which holders of certain securities may obtain diversification and continuous professional management of their investments without the expense of selling those securities in the public market. Benefits to either Fund may include the ability to acquire desirable securities at a lower transaction cost.

         An investor who wishes to make an "in-kind" purchase must furnish in writing to the appropriate Fund a list with a full and exact description of all of the securities which the investor proposes to deliver. The Fund will advise the investor as to those securities which it is prepared to accept and will provide the investor with the necessary forms to be completed and signed by the investor. The investor should then send the securities, in the proper form for transfer, with the necessary forms to the proper Fund and certify that there are no legal or contractual restrictions on the free transfer and sale of the securities. The securities will be valued as of the close of business on the day of receipt by the Fund in the same manner as portfolio securities of the Fund are valued. (See the section entitled "Net Asset Value" in the Prospectus.) The number of shares of the Fund, having a net asset value as of the close of business on the day of receipt equal to the value of the securities delivered by the investor, will be issued to the investor.

         The exchange of securities by the investor pursuant to this offer will constitute a taxable transaction and may result in a gain or loss to the investor for Federal income tax purposes. Each investor should consult a tax adviser to determine the tax consequences under Federal and state law of making such an "in-kind" purchase.

           INVESTMENT ADVISER, SUB-ADVISER AND SERVICES ADMINISTRATOR

         Ariel Capital Management, Inc. (the "Adviser"), 200 East Randolph Drive, Suite 2900, Chicago, Illinois 60601, which is controlled by John W. Rogers, Jr., acts as investment adviser and services administrator under management agreements with the Trust ("Management Agreement") for each of the Funds.

         Management Agreements between the Trust and the Adviser for each of the equity funds and the Investment Advisory Agreement and the Administrative Services Agreement between the Trust and the Adviser for the Bond Fund will all remain in effect as to a Fund indefinitely, provided continuance is approved at least annually by vote of the holders of a majority of the outstanding shares of the Fund or by the Board of Trustees of the Trust; and further provided that such continuance is also approved annually by the vote of a majority of the Trustees of the Trust who are not parties to the Agreement or interested persons of parties to the Agreement or interested persons of such parties, cast in person at a meeting called for the purpose of voting on such approval. Any Agreement may be terminated without penalty by the Trust or the Adviser upon 60 days' prior written notice; it automatically terminates in the event of its assignment.

         Pursuant to the Management Agreement for the Ariel Fund and Ariel Appreciation Fund, the Adviser is responsible for determining the investment selections for a Fund in accordance with the Fund's investment objectives and policies stated above, subject to the direction and control of the Board of Trustees. The Adviser pays the salaries and fees of all officers and Trustees who are affiliated persons of the Adviser. The Adviser also provides the Funds with office space, administrative services, furnishes executive and other personnel to the Funds and is responsible for providing or overseeing the Funds' day-to-day management and administration.

         The Management Agreement for the Ariel Premier Growth Fund is similar.

         Lincoln Capital Management Company (the "Sub-Adviser"), 200 South Wacker Drive, Chicago, IL 60606, acts as the Sub-Adviser of both the Ariel Premier Growth Fund and Ariel Premier Bond Fund. Under Subadvisory agreements with the Adviser, the Sub-Adviser manages the day-to-day investment operations for both the Premier Growth Fund and Premier Bond Fund. The Funds pay no fees directly to the Sub-Adviser.

         For the Premier Growth Fund, the Adviser and Sub-Adviser have entered into an agreement that requires the Sub-Adviser to pay the Adviser one million dollars if, before the date that the total net assets of the Ariel Premier Growth Fund are at least one billion dollars, there is a change in ownership of the Sub-Adviser of at least twenty-five percent in any period of twelve consecutive months or more than fifty percent in any period of thirty-six consecutive months. In addition, if any change in the Sub-Adviser's ownership requires a fund shareholder meeting and vote for the Sub-Adviser to continue acting as a sub-adviser, the Sub-Adviser will pay all costs incurred in respect to such shareholder meeting and vote.

         The Ariel Stock Funds (Ariel Fund, Ariel Appreciation Fund and Ariel Premier Growth Fund) pay all operating expenses not expressly assumed by the Adviser, including custodial and transfer agency fees, federal and state securities registration fees, legal and audit fees, and brokerage commissions and other costs associated with the purchase and sale of portfolio securities, except that: (1) with respect to each of the Ariel Fund and Ariel Appreciation Fund, the Adviser must reimburse either Fund if its annual expenses (excluding brokerage, taxes, interest, Distribution Plan expenses and extraordinary items) exceed 1.50% of the first $30 million of each Fund's average daily net assets and 1% of such assets in excess of $30 million; (2) with respect to the Ariel Premier Growth Fund - Investor Class, the Adviser must reimburse the Fund if its annual expenses (excluding brokerage, taxes, interest and extraordinary items) exceed 1.25% of the average daily net assets of the Investor Class shares; and
(3) with respect to
the Ariel Premier Growth Fund - Institutional Class, the Adviser must reimburse the Fund if its annual expenses (excluding brokerage, taxes, interest and extraordinary items) exceed 0.65% of the average daily net assets of the Institutional Class shares. In addition, the Adviser has agreed to limit the total annual operating expenses for the Ariel Premier Growth Fund - Investor Class at 1.15% until September 30, 2004.

         Fees paid to the Adviser for the fiscal years ended September 30, 1998, 1999 and 2000 were $1,637,377, $2,454,699 and $2,280,148, respectively, for the
Appreciation Fund and $1,159,454, $1,327,000 and $1,352,314, respectively, for the Ariel Fund. No reimbursements were made by the Adviser in any of the specified fiscal years.

         Under the Investment Advisory Agreement for the Bond Fund, the Adviser performs or supervises the investment and reinvestment of the assets of the Bond Fund and is responsible for certain management services that are necessary or desirable to the operation of the Bond Fund. The Adviser may delegate its investment management responsibilities to a sub-adviser selected by the Adviser and approved in accordance with the Investment Company Act of 1940. The management services provided by the Adviser consist of maintaining the Bond Fund's organizational existence, providing office space and personnel, preparing, filing and distributing notices, proxy materials, reports to regulatory bodies, and reports to shareholders of the Bond Fund, maintaining portfolio and general accounting records; and other incidental management services as are necessary to the conduct of the Bond Fund's affairs except such notices, materials, reports, records and services as are to be provided under the Administrative Services Agreement.

         The Adviser also performs services for the Bond Fund under the Administrative Services Agreement as described in the Prospectus. For the services under the Administrative Services Agreement, the Bond Fund - Institutional Class pays a fee based on the average daily net assets of the Institutional Class at the annual rate of 0.10%. For these services, the Bond Fund - Investor Class pays a fee based on the average daily net assets of the Investor Class at the annual rate of 0.25% if such net assets are less than $1 billion; 0.225% if such net assets are at least $1 billion, but less than $2 billion and 0.20% if such net assets are at least $2 billion or more. Fees paid to the Adviser for the fiscal years ended September 30, 1998, 1999 and 2000 were $451,083, $556,735 and $578,576, respectively, under the Advisory Agreement and $130,178, $162,666 and $169,313, respectively, under the Administrative Services Agreement.

         The Adviser has entered into an agreement with Sunstone Financial Group, Inc. ("Sunstone") under which Sunstone provides certain administrative services to the Funds. Under the direction and supervision of the Adviser, Sunstone performs fund administration services and prepares reports for the Board of Trustees. For its services, Sunstone receives from the Adviser 0.045% of the average net assets of the Funds. Sunstone does not receive any compensation from the Funds.

         In connection with the exchange privilege with respect to the SSgA Money Market Fund, the Distributor, Ariel Distributors, Inc., acts as a shareholder servicing agent. For its services, the Distributor receives a fee from each such fund at the rate of 0.25% of the average net assets of each account in such funds established through the use of the exchange privilege pursuant to a Rule 12b-1 distribution plan adopted by the SSgA Money Market Fund.

         The Adviser and Sub-Adviser have adopted Code of Ethics which regulate the personal securities transactions of the Adviser's and the Sub-Adviser's investment personnel and other employees and affiliates with access to information regarding securities transactions of the Fund. The Code of Ethics requires investment personnel to disclose all personal securities holdings upon commencement of employment and all subsequent trading activity to the firm's Compliance Officer. Investment personnel are prohibited from engaging in any securities transactions, including the purchase of securities in a private offering, without the prior consent of the Compliance Officer. Additionally, such personnel are prohibited from purchasing securities in an initial public offering and are prohibited from trading in any securities (i) for which either Fund has a pending buy or sell order, (ii) which either Fund is considering buying or selling, or (iii) which either Fund purchased or sold within seven calendar days.

                             METHOD OF DISTRIBUTION

         Ariel Distributors, Inc., a wholly-owned subsidiary of the Adviser, is the principal underwriter for the Funds under an agreement with the Trust. Pursuant to the Underwriting Agreement, Ariel Distributors receives a fee at the annual rate of 0.25% of each of the Ariel Fund, Ariel Appreciation Fund, Ariel Premier Growth Fund - Investor Class and Ariel Premier Bond Fund - Investor Class' average daily net assets for its distribution services and for assuming certain marketing expenses. There is no 0.25% fee for the Institutional Classes of Ariel Premier Growth Fund and Ariel Premier Bond Fund. Ariel Distributors is located at 200 East Randolph Drive, Suite 2900, Chicago, Illinois 60601.

         The Trust has also adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 with respect to the Funds (the "Distribution Plan"). Rule 12b-1 permits an investment company to finance, directly or indirectly, any activity which is primarily intended to result in the sale of its shares only if it does so in accordance with the provisions of such Rule. The Distribution Plan authorizes the Trust to pay up to 0.25% annually of each of the Ariel Fund, Ariel Appreciation Fund, Ariel Premier Growth Fund - Investor Class and Ariel Premier Bond Fund - Investor Class' average daily net assets in connection with the distribution of the Fund's shares.

         During the fiscal year ended September 30, 2000, the Appreciation Fund and Ariel Fund paid Distribution Plan expenses of $760,049 and $520,121, respectively, to the principal underwriter. Of the total amounts paid $631,620 was used to pay broker-dealers for their distribution and maintenance services and $648,550 was used for advertising, shareholder account maintenance, printing and related costs. The Ariel Premier Growth Fund - Investor Class paid no Distribution Plan expenses because it is a new fund.

         During the last fiscal year ended September 30, 2000, the Premier Bond Fund - Investor Class paid Distribution Plan expenses of $6,676 to Ariel Distributors. Of this amount, $1,714 was used to pay broker-dealers for their distribution and maintenance services and $4,962 was used for advertising, shareholder account maintenance, printing and related costs.

         The Distribution Plan was approved by the Board of Trustees, including the Trustees who are not "interested persons" of the Fund (as that term is defined in the Investment Company Act of 1940) and who have no direct financial interest in the operation of the Plan or in any agreements related to the Distribution Plan (the "Independent Trustees"). The selection and nomination of the Independent Trustees is committed to the discretion of such Independent Trustees. In establishing the Distribution Plan, the Trustees considered various factors including the amount of the distribution fee. The Trustees determined that there is a reasonable likelihood that the Distribution Plan will benefit the Trust and its shareholders.

         The Distribution Plan may be terminated as to a Fund by vote of a majority of the Independent Trustees, or by vote of a majority of the outstanding shares of the Fund. Any change in the Distribution Plan that would materially increase the distribution cost to a Fund requires approval of the shareholders of that Fund; otherwise, the Distribution Plan may be amended by the Trustees, including a majority of the Independent Trustees.

         The Distribution Plan will continue in effect indefinitely, if not terminated in accordance with its terms, provided that such continuance is annually approved by (i) the vote of majority of the Independent Trustees and
(ii) the vote of a majority of the entire Board of Trustees.

         Apart from the Distribution Plan, the Adviser, at its expense, may incur costs and pay expenses associated with the distribution of shares of the Fund, including compensation to broker-dealers in consideration of promotional or administrative services.

         The Funds have authorized certain Qualified Dealers to accept on their behalf purchase and redemption orders. Such Dealers are authorized to designate other intermediaries to accept purchase and redemption orders on the Funds' behalf. The Funds will be deemed to have received a purchase or redemption order when an authorized Dealer or such Dealer's authorized designee, accepts the order. Customer orders will be priced at the applicable Fund's net asset value next computed after they are accepted by an authorized Dealer or such Dealer's designee.

                          TRANSFER AGENT AND CUSTODIAN

         State Street Bank and Trust Company ("State Street") has been retained by the Trust to act as transfer agent, custodian, dividend disbursing agent and shareholder servicing agent. These responsibilities include: responding to shareholder inquiries and instructions concerning their accounts; crediting and debiting shareholder accounts for purchases and redemptions of Fund shares and confirming such transactions; updating of shareholder accounts to reflect declaration and payment of dividends; keeping custody of all of the Funds' investments; and preparing and distributing quarterly statements to shareholders regarding their accounts.

                             PORTFOLIO TRANSACTIONS

         Portfolio transactions are undertaken on the basis of their desirability from an investment standpoint. Investment decisions and choice of brokers and dealers are made by the Adviser and, where appropriate, the Sub-Adviser, under the direction and supervision of the Trust's Board of Trustees.

         For Ariel Stock Fund transactions, the Trust seeks to obtain the best price and most favorable execution and selects broker-dealers on the basis of their professional capability and the value and quality of their services. Broker-dealers that provide the Trust with statistical, research, or other information and services may be selected. Such broker-dealers may receive compensation for executing portfolio transactions that is in excess of the compensation another broker-dealer would have received for executing such transactions, if the Adviser and, if applicable, the Sub-Adviser, determines in good faith that such compensation is reasonable in relation to the value of the information and services provided. Research services furnished by investment firms may be utilized by the Adviser and the Sub-Adviser in connection with their investment services for other accounts; likewise, research services provided by investment firms used for other accounts may be utilized by the Adviser and Sub-Adviser in performing their services for the Trust. Although any statistical, research, or other information or services provided by broker-dealers may be useful to the Adviser and Sub-Adviser, its dollar value is generally indeterminable and its availability or receipt does not materially reduce the Adviser's and the Sub-Adviser's normal research activities or expenses.

         The Adviser and the Sub-Adviser may also execute Fund transactions with or through broker-dealers who have sold shares of the Funds. However, such sales will not be a qualifying or disqualifying factor in a broker-dealer's selection nor will the selection of any broker-dealer be based on the volume of Fund shares sold.

         Lincoln Capital is responsible for the placement of portfolio transactions for the Premier Growth Fund and the Premier Bond Fund. Generally, Lincoln Capital manages the Premier Bond Fund without regard to restrictions on portfolio turnover. Trading in fixed-income securities does not generally involve the payment of brokerage commissions, but does involve indirect transaction costs. In addition to its management of each Fund's portfolio, the Sub-Adviser also acts as investment adviser to various private accounts. There may be times when an investment decision may be made to purchase or sell the same security for a Fund and one or more clients of the Sub-Adviser. In those circumstances, the transactions will be allocated as to amount and price in a manner considered equitable to each. In some instances, this procedure could adversely affect a Fund but that Fund deems that any disadvantage in the procedure would be outweighed by the increased selection available and the increased opportunity to engage in volume transactions.

         The aggregate amount of brokerage commissions paid by Ariel Fund and Ariel Appreciation Fund during fiscal years 1998, 1999 and 2000 were $292,169, $645,908 and $771,440, respectively. No brokerage commissions were paid by the Premier Bond Fund during fiscal years 1998, 1999 and 2000.

                              INDEPENDENT AUDITORS

         The Funds' independent auditors, Ernst & Young LLP, 233 South Wacker Drive, Chicago, IL 60606, audit and report on the Funds' annual financial statements, review certain regulatory reports and the Funds' federal income tax returns, and perform other professional accounting, auditing, tax and advisory services when engaged to do so by the Funds. Shareholders will receive annual audited financial statements and semi-annual unaudited financial statements.

                              TRUSTEES AND OFFICERS

         Ariel Mutual Funds operates under the supervision of a Board of Trustees responsible to each Fund's shareholders. Set forth below are the principal occupations of the Trustees and Officers during the last five years:

MARIO L. BAEZA, ESQ., 51, Trustee. Mr. Baeza is Chairman and Chief Executive Officer of TCW/Latin America Partners, L.L.C. a venture capital firm. Formerly, he was President of Wasserstein Perella International Limited, and Managing Director and Chief Executive Officer, Americas Division, Wasserstein Perella & Co., Inc. Address: 200 Park Avenue, Suite 2100, New York, New York 10166.

JAMES COMPTON, 63, Trustee. Mr. Compton is President and Chief Executive Officer of Chicago Urban League. Address: 4510 S. Michigan Ave., Chicago, IL 60653.

WILLIAM C. DIETRICH, CPA, 52, Trustee. Mr. Dietrich is an independent financial consultant; he previously served as Director of Finance & Administration for Streamline.com, Inc. - Washington Division and Chief Vice President, Division Controller of Streamline Mid-Atlantic, Inc. (computerized shopping service); prior thereto as Vice President and Chief Financial Officer for Shopping Alternatives, Inc. Address: 6 Yearling Court, Rockville, Maryland 20850.

ROYCE N. FLIPPIN, JR., 67, Trustee. Mr. Flippin is President of Flippin Associates, a consulting organization. Formerly, he was Director of Program Advancement at the Massachusetts Institute of Technology and was the Director of Athletics, Physical Education and Recreation at MIT. Address: 51 Frost Avenue, East Brunswick, New Jersey 08816.

JOHN G. GUFFEY, JR., 53, Trustee. Mr. Guffey is Treasurer and Director of Silby Guffey and Co., Inc., a venture capital firm. Mr. Guffey also serves as a director of Calvert Social Investment Foundation. Address: 7205 Pomander Lane, Chevy Chase, Maryland 20815.

CHRISTOPHER G. KENNEDY, 38, Trustee. Mr. Kennedy has served for the past six years as both an Executive and Director of Merchandise Mart Properties, Inc., a real estate management firm. Address: The Merchandise Mart Properties, 222 Merchandise Mart, Suite 470, Chicago, Illinois 60654.

BERT N. MITCHELL, CPA, 63, Chairman of the Board and Trustee. Mr. Mitchell is the Chairman of Mitchell & Titus L.L.P., (certified public accounting firm).
Address: One Battery Park Plaza, 27th Floor, New York, New York 10004.

*JOHN W. ROGERS, JR., 43, Trustee. Mr. Rogers is Chairman and Chief Executive Officer of Ariel Capital Management. Address: 200 East Randolph Drive, Suite 2900, Chicago, Illinois 60601.

*MELLODY L. HOBSON, 32, Trustee and Vice President. Ms. Hobson is President of Ariel Capital Management. Address: 200 East Randolph Drive, Suite 2900, Chicago, Illinois 60601.

*ERIC T. MCKISSACK, 48, Trustee and President. Mr. McKissack is also Vice Chairman and Co-Chief Investment Officer of Ariel Capital Management. Address:
200 East Randolph Drive, Suite 2900, Chicago, Illinois 60601.

*MERRILLYN J. KOSIER, 42, Vice President. Ms. Kosier is Senior Vice President and Director of Mutual Fund Marketing of Ariel Capital Management. Formerly, Ms. Kosier served as Senior Vice President of Marketing and Shareholder Services of Wanger Asset Management, the investment adviser to the Acorn Funds. Address: 200 East Randolph Drive, Suite 2900, Chicago, Illinois 60601.

*JAMES W. ATKINSON, 51, Vice President and Treasurer. Mr. Atkinson is also Executive Vice President and Chief Financial & Administrative Officer of Ariel Capital Management. Address: 200 East Randolph Drive, Suite 2900, Chicago, Illinois 60601.

*ROGER P. SCHMITT, 44, Vice President, Assistant Secretary, and Assistant Treasurer. Mr. Schmitt is also Chief Information Officer of Ariel Capital Management. Address: 200 East Randolph Drive, Suite 2900, Chicago, Illinois 60601.

*ROXANNE WARD, 47, Vice President and Secretary. Ms. Ward is also Vice President and Secretary of Ariel Capital Management. Previously, Ms. Ward served as First Assistant General Counsel/Board Liaison of the Chicago Park District. Address:
200 East Randolph Drive, Suite 2900, Chicago, Illinois 60601.

------------
*Officers and Trustees deemed to be "interested persons" of the Funds under the Investment Company Act of 1940.

                              COMPENSATION SCHEDULE

During the fiscal year ended September 30, 2000, compensation paid by the Ariel Fund and Ariel Appreciation Fund to the Trustees not affiliated with the Adviser was as follows:

                                                                                         AGGREGATE COMPENSATION FROM
                                                 ARIEL APPRECIATION     ARIEL PREMIER     FUND AND FUNDS IN COMPLEX
          NAME(1)               ARIEL FUND              FUND              BOND FUND          PAID TO TRUSTEES(1)
Mario L. Baeza                    $4,333               $4,333                -0-                     $8,666
James Compton                     $5,000               $5,000                -0-                    $10,000
William C. Dietrich               $5,000               $5,000                -0-                    $10,000
Royce N. Flippin, Jr.             $4,667               $4,667                -0-                     $9,334
John G. Guffey, Jr.               $4,500               $4,500                -0-                     $9,000
Christopher G. Kennedy            $4,000               $4,000                -0-                     $8,000
Bert N. Mitchell                  $5,667               $5,667                -0-                    $11,334

(1) The Funds did not pay compensation to Trustees affiliated with the Advisor.

         No compensation was paid by the Ariel Premier Growth Fund because it is a new fund.

                            SIGNIFICANT SHAREHOLDERS

         The following tables list the holders of record of five percent or more of the outstanding shares of the Ariel Fund, Ariel Appreciation Fund and both classes of the Ariel Premier Bond Fund as of September 30, 2001:

ARIEL FUND (520)

NAME AND ADDRESS                                  NUMBER OF SHARES OWNED               % OF OUTSTANDING SHARES
Charles Schwab & Co. Inc.                             1,166,991.4870                            9.57%
Reinvest Account
Attn. Mutual Fund Dept.
101 Montgomery Street
San Francisco, CA  94101-4122

Illinois State Employees Deferred                     1,563,583.1480                            12.82%
Compensation
200 W. Washington
Springfield, IL 62706-0001

Merrill Lynch Pierce Fenner & Smith                    637,872.1120                             5.23%
Attn: Fund Administration
4800 Deer Lake Drive East, Third Floor
Jacksonville, FL 32246-6484

Ing National Trust                                     706,380.2170                             5.79%
Aetna/Fleet Directed Trust
Central Valuation Unit
151 Farmington Avenue
Hartford, CT 06156-0001

Fidelity Investments Institutional                    1,062,000.9110                            8.71%
Operations Co., Inc.
100 Magellan Way
Covington, KY 41015-1999

Valic Separate Account A                               887,562.4910                             7.28%
Attn: Chris Bauman
2919 Allen Parkway, #L7-01
Houston, TX 77019-2142

ARIEL APPRECIATION FUND (521)

NAME AND ADDRESS                                NUMBER OF SHARES OWNED                 % OF OUTSTANDING SHARES
Great West Life & Annuity Co.                       1,824,912.2290                             10.48%
Attn. Debra Bechtel
Unit Valuations 2T2
8515 E. Orchard Rd.
Englewood, CO 80111-5037

Charles Schwab & Co. Inc.                           2,720,117.1050                             15.62%
Reinvest Account
Attn. Mutual Fund Dept.
101 Montgomery St.
San Francisco, CA 94101-4122

Fidelity Investments Institutional                  1,725,768.2610                              9.91%
Operations Co., Inc.
100 Magellan Way
Covington, KY 41015-1999

National Financial Services Corp.                   1,100,664.7040                              6.32%
Attn: Mutual Funds Department
One World Financial Center
200 Liberty Street, Fifth Floor
New York, NY 10281-1003

Valic Separate Account                              1,603,541.2540                              9.21%
Attn: Chris Bauman
2919 Allen Parkway, #L7-01
Houston, TX 77019-2142


ARIEL PREMIER BOND FUND, INVESTOR CLASS (524)

            NAME AND ADDRESS                     NUMBER OF SHARES OWNED                % OF OUTSTANDING SHARES
Charles Schwab & Co. Inc.                             74,185.3230                               7.91%
Reinvest Account
Attn: Mutual Fund Dept.
101 Montgomery St.
San Francisco, CA 94104-4122

Fidelity Investments Institutional                    378,052.2710                             40.29%
Operations Co.,  Inc.
100 Magellan Way
Covington, KY 41015-1999

Merrill Lynch Pierce Fenner & Smith                   93,554.5230                               9.97%
Attn: Fund Administration
4800 Deer Lake Drive East, Third Floor
Jacksonville, FL 32246-6484

ARIEL PREMIER BOND FUND, INSTITUTIONAL CLASS (523)

           NAME AND ADDRESS                     NUMBER OF SHARES OWNED                 % OF OUTSTANDING SHARES
LaSalle National Bank Cust                          1,606,292.1530                              7.87%
FBO Chicagoland Race Meet Operators
P.O. Box 1443
Chicago, IL 60690-1443

Putnam Fiduciary Trust Co.                          1,539,199.2730                              7.55%
IBEW Local 134 Joint Pension Trust
Attn: DCPA Doug Denigris
P.O. Box 9740
Providence, RI 02940-9740

Comerica Bank                                       2,774,925.6430                             13.60%
Cust IBEW Local 9 & Outside
Contractors Pension Plan
High Point Plaza Office Ctr.
4415 Harrison St., Ste 330
Hillside, IL 60162-1905

Northern Trust Co                                   2,198,002.8390                             10.78%
Cust. Hotel Empl. & Restaurant Empl.
International Union Pension Fund
P.O. Box 92956
Chicago, IL 60675-2956

Commonwealth Life Insurance Co.                     7,392,802.4110                             36.24%
Aegon Corp.
c/o Marilyn Stout
4333 Edgewood Rd. NE
Cedar Rapids, IA 52499-0001

Local No 1 Pension Trust Fund                       1,531,007.5610                              7.51%
30 N. LaSalle St., Ste 2000
Chicago, IL 60602-2515

MANAGEMENT OWNERSHIP. As of January 1, 2001, the directors and officers of the Ariel Mutual Funds as a group owned less than 1% of the Ariel Fund, less than 1% of the Ariel Appreciation Fund, less than 1% of the Ariel Premier Bond Fund - Investor Class shares and less than 1% of the Ariel Premier Bond Fund - Institutional Class shares.

                                    APPENDIX

CORPORATE BOND AND COMMERCIAL PAPER RATINGS

The following is a description of Moody's Investors Service, Inc.'s bond ratings:

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make long-term risks appear somewhat larger than Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium grade obligations, i.e. they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

The following is a description of Standard & Poor's Corporation's investment grade bond ratings:

AAA: Bonds rated AAA are considered highest grade obligations. They possess the ultimate degree of protection as to principal and interest. They move with market interest rates, and thus provide the maximum safety on all counts.

AA: Bonds rated AA are high-grade obligations. In the majority of instances, they differ from AAA issues only to a small degree. Prices of AA bonds also move with the long-term money market.

A: Bonds rated A are upper medium grade obligations. They have considerable investment strength, but are not entirely free from adverse effects of change in economic and trade conditions. Interest and principal are regarded as safe. They predominantly reflect money rates in their market behavior but, to some extent, also economic conditions.

BBB: Bonds rated BBB are medium grade obligations. They are considered borderline between definitely sound obligations and those where the speculative element begins to predominate. These bonds have adequate asset coverage and are normally protected by satisfactory earnings.

Their susceptibility to changing conditions, particularly to depressions, necessitates constant monitoring. These bonds are more responsive to business and trade conditions than to interest rates. This group is the lowest that qualifies for commercial bank investment. Commercial paper rated A by Standard & Poor's Corporation has the following characteristics: liquidity ratios are adequate to meet cash requirements; long-term senior debt is rated "A" or better; the issuer has access to at least two adequate channels of borrowing; basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; typically, the issuer's industry is well-established and the issuer has a strong position within the industry; and the reliability and quality of management are unquestioned. The relative strength or weakness of the above factors determines whether an issuer's commercial paper is rated A-1, A-2, or A-3.

Issuers rated Prime-1 by Moody's Investors Services, Inc., are considered to have superior capacity of repayment of short-term promissory obligations. Such repayment capacity will normally be evidenced by the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

PART C   OTHER INFORMATION

ITEM 23. EXHIBITS

a. Declaration of Trust (incorporated by reference to Registrant's Post-Effective Amendment No. 17, File No. 33-7699, and filed through Edgar on 01/24/1996).

b. By-Laws (incorporated by reference to Registrant's Post-Effective Amendment No. 17, File No. 33-7699, and filed through Edgar on 01/24/1996).

c.       Not Applicable.

d.       Management Agreement in Respect to Ariel Premier Growth Fund.

         Sub-Advisory Agreement in Respect to Ariel Premier Growth Fund.

         Management Agreement (incorporated by reference to Registrant's Post-Effective Amendment No. 17, File No. 33-7699, and filed through Edgar on 01/24/1996).

         Investment Advisory Agreement with respect to Ariel Premier Bond Fund (incorporated by reference to Registrant's Post-Effective Amendment No. 15, File No. 33-7699, and filed through Edgar on 06/06/1995).

         Sub-Advisory Agreement for the Ariel Premier Bond Fund (incorporated by reference to Registrant's Post-Effective Amendment No. 15, File No. 33-7699, and filed through Edgar on 06/06/1995).

         Administrative Services Agreement with respect to Ariel Premier Bond Fund (incorporated by reference to Registrant's Post-Effective Amendment No. 16, File No. 33-7699, and filed through Edgar on 08/29/1995).

e. Addendum dated ______, 2001, to Underwriting Agreement between Ariel Distributors, Inc. and Ariel Growth Fund d/b/a Ariel Investment Trust.

         Underwriting Agreement (incorporated by reference to Registrant's Post-Effective Amendment No. 17, File No. 33-7699, and filed through Edgar on 01/24/1996).

f.       Not Applicable.

g. Custody Agreement (incorporated by reference to Registrant's Post-Effective Amendment No. 17, File No. 33-7699, and filed through Edgar on 01/24/1996).

h. Transfer Agency Contract (incorporated by reference to Registrant's Post-Effective Amendment No. 17, File No. 33-7699, and filed through Edgar on 01/24/1996).

i.       Opinion and Consent of Counsel as to Legality of Shares Being
         Registered.

j.       Consent of Independent Auditors.

k.       Not Applicable.

l.       Not Applicable.

m. Rule 12b-1 Distribution Plan (incorporated by reference to Registrant's Post-Effective Amendment No. 17, File No. 33-7699, and filed through Edgar on 01/24/1996).

n. Schedule for Computation of Performance Quotation (incorporated by reference to Registrant's Post-Effective Amendment No. 17, File No. 33-7699, and filed through Edgar on 01/24/1996).

o. Powers of Attorney (incorporated by reference to Registrant's Post-Effective Amendments No. 16, 17, and 20, File No. 33-7699, and filed through Edgar on 01/30/1998).

         Plan Pursuant to Rule 18f-3 for the Ariel Premier Growth Fund.

         Plan Pursuant to Rule 18f-3 (incorporated by reference to Registrant's Post-Effective Amendment No. 15, File No. 33-7699, and filed through Edgar on 06/06/1995).

         Power of Attorney of John W. Rogers, Jr. Trustee, executed as of December 29, 2000 (incorporated by reference to Registrant's Post-Effective Amendment No. 24, File No. 33-7699, and filed through Edgar on 01/30/2001).

p. Code of Ethics of Investment Adviser and Principal Underwriter (incorporated by reference to Registrant's Post-Effective Amendment No. 24, File No. 33-7699, and filed through Edgar on 01/30/2001).

         Code of Ethics of Subadviser (incorporated by reference to Registrant's Post-Effective Amendment No. 24, File No. 33-7699, and filed through Edgar on 01/30/2001).

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

         Not Applicable.

ITEM 25. INDEMNIFICATION

         Registrant's Declaration of Trust provides, in summary, that officers, trustees, employees, and agents shall be indemnified by Registrant against liabilities and expenses incurred by such persons in connection with actions, suits, or proceedings arising out of their offices or duties of employment, except that no indemnification can be made to such a person if he has been adjudged liable of willful misfeasance, bad faith, gross negligence, or reckless disregard of his duties.

     Registrant's Declaration of Trust also provides that Registrant may purchase and maintain liability insurance on behalf of any officer, trustee, employee or agent against any liabilities arising from such status. In this regard, Registrant maintains, jointly with the Adviser, a Directors & Officers (Partners) Liability Insurance policy providing Registrant and the Adviser with directors and officers liability coverage.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

         Ariel Capital Management, Inc., the Registrant's investment adviser, renders investment advisory services to individual, institutional and pension and profit-sharing plan accounts. The following directors of the adviser have been engaged in other professions and/or employment capacities of a substantial nature during the past two fiscal years, as indicated below.



NAME AND TITLE WITH ADVISER        NAME OF COMPANY                                CAPACITY
                              PRINCIPAL BUSINESS ADDRESS

James E. Bowman, Jr., M.D.    University of Chicago                           Professor Emeritus
Director                      Dept. of Pathology
                              Chicago, IL  60637

Henry B. Pearsall             Pearsall et Pere                                     Principal
Director                      1640 W. Hubbard
                              Chicago, IL 60622

Robert I. Solomon             Ariba, Inc.                              Director of CPG/Retail E-Commerce
Director                      6 E. Scott Street, Unit #6                           Solutions
                              Chicago, IL 60610

David J. Vitale               Bank One Corporation                           Retired Vice Chairman
Director                      Bank One Plaza, Room #3184
                              Chicago, IL 60670

Paula Wolff                   The Metropolis 2020                              Senior Executive
Director                      30 W. Monroe Street, 18th Floor
                              Chicago, IL 60603

ITEM 27. PRINCIPAL UNDERWRITERS

         (a) Ariel Distributors, Inc., located at 200 East Randolph Drive, Suite 2900, Chicago IL 60601, serves as the principal underwriter of the Registrant. Ariel Distributors, Inc. does not act as principal underwriter for any other investment company.

         (b) Positions of Ariel Distributors' Officers and Directors:


NAME AND PRINCIPAL BUSINESS ADDRESS      POSITION(S) WITH UNDERWRITER          POSITION(S) WITH REGISTRANT
Eric T. McKissack                        President and Chairman                Trustee and President

James W. Atkinson                        Vice President and Treasurer          Vice President and Treasurer

Roger P. Schmitt                         Vice President                        Vice President, Assistant
                                                                               Secretary and Assistant
                                                                               Treasurer

Mellody L. Hobson                        Vice President                        Trustee and Vice President

Deborah Dunston                          Vice President and Controller         None

Merrillyn J. Kosier                      Vice President                        Vice President

The business address of the above individuals is 200 East Randolph Drive, Suite 2900, Chicago, Illinois 60601.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS.

         Shareholder records are located at the Transfer Agent, National Financial Data Services, Inc., 330 West 9th Street, 4th Floor, Kansas City, Missouri 64105.

         Portfolio accounting records are located at the Custodian, State Street Kansas City, 801 Pennsylvania BJ 4N, Kansas City, Missouri 64105.

         All other records relating to the Ariel Mutual Funds are located at Sunstone Financial Services, 803 W. Michigan Street, Suite A, Milwaukee, Wisconsin 53233

         All records required for inspection by the Securities and Exchange Commission will be made available upon reasonable notice at the offices of the Registrant, 200 East Randolph Drive, Suite 2900, Chicago, Illinois 60601

ITEM 29. MANAGEMENT SERVICES.

         Not applicable.

SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of the Registration Statement pursuant to Rule 485(a) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Chicago and State of Illinois on the 23th day of October, 2001.

                                    ARIEL GROWTH FUND

                                    By: /s/ Arthur Don
                                        --------------------------------
                                        Arthur Don,
                                        Attorney-in-fact

         Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

    SIGNATURE                       TITLE                            DATE
Eric T. McKissack*           President and Trustee              October 23, 2001
------------------
Eric T. McKissack

James W. Atkinson*           Vice President and Treasurer       October 23, 2001
------------------
James W. Atkinson


                     *By: /s/ Arthur Don
                          ----------------------
                          Arthur Don,
                          Attorney-in-fact

         *Arthur Don signs this document on behalf of the Registrant pursuant to the power of attorney filed as Exhibit 18(a) to Post-Effective Amendment No.16 and the foregoing officers pursuant to the Powers of Attorney filed as Exhibit 18(a) to Post-Effective Amendments No. 17 and 20.

         Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

    SIGNATURE                    TITLE                               DATE
Mario Baeza*                    Trustee                        October 23, 2001
------------
Mario Baeza

James Compton*                  Trustee                        October 23, 2001
--------------
James Compton

William C. Dietrich*            Trustee                        October 23, 2001
--------------------
William C. Dietrich

Royce N. Flippin, Jr.*          Trustee                        October 23, 2001
----------------------
Royce N. Flippin, Jr.

John G. Guffey, Jr.*            Trustee                        October 23, 2001
--------------------
John G. Guffey, Jr.

Christopher G. Kennedy*         Trustee                        October 23, 2001
-----------------------
Christopher G. Kennedy

Bert N. Mitchell*               Chairman                       October 23, 2001
-----------------
Bert N. Mitchell

Mellody Hobson*                 Trustee                        October 23, 2001
---------------
Mellody Hobson

John W. Rogers, Jr.*            Trustee                        October 23, 2001
--------------------
John W. Rogers, Jr.

                     *By: /s/ Arthur Don
                          ----------------------
                          Arthur Don,
                          Attorney-in-fact

         *Arthur Don signs this document on behalf of each of the foregoing persons pursuant to the Powers of Attorney filed as Exhibit 18(a) to Post-Effective Amendments No. 17 and 20 and Exhibit 23(o) to Post-Effective Amendment No. 24.